MFS(R)/Sun Life Series Trust

ANNUAL REPORT [bullet] December 31, 1997



Government Securities Series
High Yield Series
International Growth and
 Income Series
 (formerly MFS(R)/International
 Growth and Income)
Money Market Series
World Asset Allocation Series
World Governments Series
World Total Return Series
Zero Coupon Series, 2000 Portfolio

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NOT FDIC INSURED       MAY LOSE VALUE       NO BANK GUARANTEE
--------------------------------------------------------------

MFS Mourns Chairman's Passing

It is with deep regret that we inform you of the death on February 2, 1998, of
A. Keith Brodkin, Chairman and Chief Executive Officer of MFS Investment ManagementSM. Mr. Brodkin joined MFS in 1970 and made enormous contributions to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.

Dear Contract Owners:

Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998, as long-term interest rates have declined and the money supply is increasing at a rapid rate. While economic growth in the United States continues to be impressive, this is being partially offset by events in the Pacific Rim. Thus, markets will most likely continue to focus on activity by the Federal Reserve Board (the Fed) and its response to both U.S. and world events.

Global Outlook

The second half of 1997 brought turmoil to the world's investment markets as concerns about Asia mounted and as liquidity, which has been high for the past few years, began to dry up. While markets in Europe, the United States, and even Latin America performed reasonably well, the cumulative effect of large current-account deficits, followed by the collapse of several large financial institutions and corporations, created a situation in Asia that could remain unstable for some time. Although the Asian crisis affected other emerging markets, valuations in several of them have become more attractive, and we believe the long-term case for emerging markets remains intact. In Europe, the uncertainty over economic union appears to have diminished somewhat. Growth has begun accelerating on the continent and may exceed U.S. growth in 1998.

Bond Markets

The U.S. government bond market has benefited from the deflationary events in Asia, while the high-yield and emerging-debt markets have come under severe pressure. Inflation remains under control, and the Fed will most likely take a wait-and-see attitude toward raising interest rates. As a result, our near-term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a substantial correction, could offer reasonable value but require careful selection. Overall, fixed-income markets appear to be reasonably valued.

Stock Market

The extreme volatility seen in the U.S. equity market this fall was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in emerging markets and the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation throughout Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, not only is the near-term outlook for profits under question due to the Asian crisis, we also believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

A discussion of the performance and current investment strategy for each of the Series is presented here and on the following pages. The performance figures provided in the discussion do not reflect the deduction of any separate account charges. The results would have been lower had those charges been deducted. We appreciate your support and welcome any questions or comments you may have.

On behalf of the Board of Trustees,


/s/ John D. McNeil

John D. McNeil
Chairman

January 12, 1998

Government Securities Series

For the year ended December 31, 1997, the Series provided a total return of 8.72%. This compares to a 9.54% return for the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. The portfolio is currently positioned for stable interest rates over the near term. We have reduced both the Series' overweighting in mortgage-backed securities and positions that anticipate a flatter yield curve. Yield-curve positioning could present future opportunities as the market assesses U.S. growth and the degree of global liquidity needs.

The portfolio duration (a measure of interest-rate sensitivity) is currently 4.2%, versus a duration of 4.3% for the Lehman Index. Cash positions are usually low and are currently at 4%. The portfolio is 45% invested in U.S. Treasuries, with a market weighting across the yield curve. The portfolio also contains an 15% government-agency allocation, which is mostly invested in intermediate-term, government-agency debentures and Small Business Association loans.

The greatest change in the portfolio has been the reduction in the holdings of U.S. agency mortgage-backed pass-through certificates. Last year, mortgages outperformed duration-equivalent Treasuries by over 1%. This year, as rates have declined, the possibility of an increase in mortgage prepayments will limit the return potential of this sector. The Series currently has a 36% position in mortgage-backed securities, with an emphasis on lower-coupon issues and issues with shorter 15-year stated final maturities.

High Yield Series

For the year ended December 31, 1997, the Series provided a total return of 13.24%. This compares to a 12.76% return for the Lehman Brothers High Yield Bond Index, an unmanaged index of publicly issued, noninvestment-grade debt. The Series' largest weighting was in the telecommunications industry, which posted the best returns in the high-yield market. In this industry, we have focused on the bonds of competitive local exchange carriers

                                                                               1

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(CLECs), which offer an array of telephone services and compete primarily with the Baby Bells for business customers. We favored this sector because we believe deregulation provides CLECs with many growth opportunities. In addition, these companies have experienced strong customer demand because their new fiber optic networks offer reliable low-cost service. The Series also benefited from consolidation in the telecommunications sector because some of its holdings, including Brooks Fiber and Orion Network Systems, were acquired by investment-grade companies.

Emerging-market corporate and sovereign bond prices have weakened in response to the Asian currency crisis. The Series benefited from an underweighting in this sector. In addition, we have reduced positions in domestic companies with significant export exposure to Asia. While we will look for investment opportunities in this area as bond prices decline, we do not expect this sector to be a significant component of the portfolio.

Given the high-yield market's strength over the past year, the Series' performance was hindered by its overweighted position in defensive industries such as consumer products. Going forward, we will continue to favor higher-quality companies and avoid more speculative situations, given our outlook for slower economic growth resulting from Asia's economic problems.

The past year was a robust one for the high-yield market. High-yield bonds were once again one of the best-performing fixed-income asset classes, and new issuance hit a record $119 billion, surpassing the previous record by $47 billion. The domestic economy continues to exhibit sound fundamentals and, therefore, we expect the high-yield market's healthy performance to carry through into 1998. At year-end, for example, the yield on the Salomon Brothers High-Yield Bond Index, an unmanaged index of noninvestment-grade corporate bonds, was 9.20%, compared to 5.73% for U.S. Treasury notes of comparable maturity. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) We believe that this spread of 3.47% more than compensates investors for the credit risks associated with high-yield bonds. We are excited about the prospects for the high-yield market in 1998 and, as always, our investment process will be committed to developing rewarding ideas through rigorous credit research.

International Growth and Income Series
(formerly MFS(R)/International Growth and Income)

For the year ended December 31, 1997, the Series provided a total return of 6.53%. This compares to a 7.27% return for the unmanaged Lipper International Funds Index (the Lipper International Funds Index is an unmanaged, net-asset-value-weighted index of the largest qualifying mutual funds within its respective investment objectives, and is adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.) and to a 0.53% return for a blend (70% and 30%, respectively) of the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index and the J.P. Morgan Global Government Bond Index (the Morgan Index). The MSCI EAFE Index is an unmanaged index of international stocks, while the Morgan Index is an unmanaged index of bonds issued by 13 countries, excluding the United States, with remaining maturities of at least one year.

Significant changes occurred in the portfolio in the last six months of 1997. First of all, the Series is now almost entirely invested in equities. Second, the Series is much more concentrated, with the top five sectors now accounting for about 59% of assets, nearly double the level of six months ago. Consumer staples and utilities and communications constitute the largest sectors, with 14% and 13.6% of assets, respectively. They are followed by financial services at 12.2%, energy at 10.1%, and retailing at 8.6%. The top 10 holdings now account for 25% of assets, versus 13% six months ago. These tend to be large companies with steady growth.

Another important change was the reduction of our Japanese and other Far East holdings, a move that, fortunately, took place before the recent wave of selling. Holdings in Europe, meanwhile, have been increased, with the United Kingdom the single largest market, at 23% of the portfolio. Emerging markets represent just 3% of the portfolio. The Series has less emphasis on cyclical stocks and more on steady growth stocks, a position that we believe should be beneficial in the uncertain period ahead.

The Series is run on a bottom-up basis; that is, we approach each stock as a potential purchase candidate, as opposed to a top-down approach that develops an overview of broad economies and markets, then follows through with stock selection. In fact, both approaches use a little of each method, but the difference in emphasis is important, and we believe in the long-term benefits of our approach. We do not expect such a major transformation of the portfolio to be repeated any time soon.

Money Market Series

For the year ended December 31, 1997, the Series provided a total return of 5.06%. Interest rates on short-term (30 days and less) debt instruments rose approximately 40 basis points (0.40%) over the past 12 months. The Fed raised short-term interest rates on March 25, 1997, by 25 basis points (0.25%), from 5.25% to 5.50%. The federal funds' rate remained at 5.50% for the rest of 1997. Because of this, we maintained average maturities between 40 and 45 days.

We continue to limit the Series' investments to securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, as well as to the highest-quality corporate and bank issues, in an effort to provide maximum security against credit risk. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) At the present time, approximately 62% of the portfolio is invested in U.S. government or government-guaranteed issues, and the balance is invested in corporate and bank issues. We expect short-term rates to be stable to slightly lower over the next several months. The Series is neither insured nor guaranteed by the U.S. government, and there can be no assurance that it will be able to maintain a stable net asset value.

World Asset Allocation Series

For the year ended December 31, 1997, the Series provided a total return of 10.87%. This compares to 12-month returns for the following unmanaged indices:
33.36% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular index of common stock total return performance; 1.99% for the MSCI EAFE Index; 9.66% for the Lehman Brothers Aggregate Bond Index, an index of government and corporate bonds including U.S. Treasury, agency, and corporate bond issues and mortgage-backed securities; and 6.35% for the J.P. Morgan Non-Dollar Government Bond Index, an index of international bonds.

We still feel that the U.S. equity market is overvalued and, thus, have maintained an underweighted position in U.S. stocks. Because the worldwide markets have shown more week-to-week volatility in recent months, we have pursued a more tactical allocation approach, changing weightings more quickly in the wake

2

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of market turbulence, and then returning to our original weightings. This occurred just recently with U.S stocks, as we doubled our 10% allocation in October after the market downdraft and then returned to our original 10% weighting in December. We have also made this type of tactical move with emerging-market debt and with the U.S. bond market. Currently, 48% of the Series is allocated to international stocks, 7% to U.S. stocks, 3% to high-yield U.S. bonds, 4% to a commodity-linked note, and 24% to cash.

World Governments Series

For the year ended December 31, 1997, the Series provided a total return of -0.76%. This compares to a 0.24% return for the Salomon Brothers World Government Bond Index, an unmanaged index of complete universes of government bonds with remaining maturities of at least five years. The dominant event for world bond markets in 1997 occurred late in October with the economic crisis in Southeast Asia. The sudden collapse in places such as Thailand, South Korea, and Hong Kong resulted in severe devaluations of their currency, bond, and stock markets. One of the more noticeable global effects during this period has been stronger bond markets in most developed countries, especially in the United States, as capital has sought a flight to quality in both the U.S.
currency and bond markets.

By the end of 1997, all bond markets in the Salomon Index had registered positive returns in local currency terms. The better performers were the United Kingdom, Italy, Australia, and Ireland, all of which helped the portfolio's performance. The laggards were primarily the core European countries such as Germany, the Netherlands, and France. Looking forward specifically to the European countries, we see little opportunity for further yield convergence prior to European monetary union and, therefore, the higher yielders that have performed so well over the past 18 months should begin to perform more in line with Germany.

During the year, the portfolio's nominal returns were significantly helped by the strong bond markets. However, weaker currencies in Europe and Japan, relative to the U.S. dollar, detracted from these positive returns. Relative to the Salomon Index, the portfolio benefited by being overweighted in the better-performing markets such as Italy and Australia.

The Asian crisis has created concern that global growth will slow sharply in 1998 and has reinforced the market's confidence that inflation will remain low, if not decline. There is little doubt that the recovery process in Asia will be slow and painful, but the magnitude of its impact on the rest of the world remains to be seen. We believe slower global growth and lower inflation will support core markets such as the United States and Germany and provide the opportunity for further price appreciation if the downturn is more severe than the market currently believes. Since most developed bond markets have done so well over the past seven months, further sustainable downward pressure on interest rates will now have to come through monetary stimulus from one or all three of the primary central banks (the United States, Germany, and Japan), which we feel will not occur in the near future.

Regarding the foreign exchange markets, over the long term we remain constructive on the U.S. dollar versus both the Japanese yen and the German mark. The U.S. currency should continue to be supported by higher interest rates and a stronger economy than either Japan's or Germany's. In addition, we would look for the Australian dollar, and especially the Canadian dollar, to rebound from their low 1997 levels.

World Total Return Series

For the year ended December 31, 1997, the Series provided a total return of 13.61%. This compares to that of a benchmark made up of a combination of the MSCI World Index (60%) and the J.P. Morgan Global Government Bond Index (40%), which returned 10.33% for the same period. The MSCI World Index is an unmanaged index of global equities, while the J.P. Morgan Global Government Bond Index is an aggregate of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year. While the equity portion of the Series outperformed the MSCI World Index, it was not a good year for bonds relative to stocks. One reason for the equity portion's outperformance was that we generally avoided trouble areas such as the Far East and were underweighted in Japan. Another reason for equity outperformance was our significant position in pharmaceutical companies, particularly those in the United States, which were outstanding performers. Unfortunately, the bond portion of the Series, which accounts for about 40% of assets, significantly underperformed comparative indices. Because of economic uncertainties in several overseas economies, it just was not a good year for foreign bonds.

Among regions, the Series was heavily weighted in Europe, particularly in some of the smaller countries such as the Netherlands and Sweden. These countries tend to spawn successful international companies, some of which have been very attractive investments during the past 12 to 24 months. In Sweden, for example, Astra has been a successful investment, while Ericsson, a telecommunications company, Scandia, an insurance company, and Hennes & Maritz, a clothing retailer, have also done well. We've actually sold the latter stock because its price has surpassed our target level. In the Netherlands, IHC Caland, a company that makes systems for oil dredging and shipping equipment, has also performed well.

Although the pharmaceutical companies have done very well, and while some of them have been sold because their prices went up so much, they still make up a significant weighting for the Series. In the United States, this sector includes companies like Eli Lilly, Schering Plough, and Bristol-Myers Squibb. It also includes Japanese, Swedish, Swiss, and French drug companies, all of them multinational.

The Series also has significant holdings in financial services and utilities and communications. In many parts of the world, the biggest stocks are utilities and bank and insurance companies. They tend to provide income. Also, in faster-growing economies, utilities, which include telephone companies, are growing at rates that are much more favorable than those in the United States. There are very few U.S. utilities in the portfolio.

In the United Kingdom, the share has moved from 11% of Series assets to 14%. The transition to the Labor government has been as smooth as one could hope for, and a number of companies are performing well. One is British Aerospace, which may benefit from the consolidation of the aerospace industry in Europe, as well as from consolidation in the United States. Other companies of note include Lloyd's Group, an innovative, consumer-driven bank, and Tomkins, a well-run conglomerate that does not seem to be sufficiently appreciated by investors.

In the bond portion of the Series, we have focused on specific themes fairly consistently, including the convergence of yields leading up to European currency union. We have concentrated holdings in higher-yielding markets such as Italy, Spain, Sweden,

Denmark and, more recently, the United Kingdom, all of which have outperformed core markets like Germany. Another theme has been the disinflationary, slow-growth environment in Japan. While many investors have shunned the low yields on Japanese bonds, these declining yields have provided and continue to provide capital gains. In the dollar-bloc countries, we continue to emphasize the higher-yielding markets of Australia, Canada, and New Zealand, all of which have outperformed the U.S. market. Although we were mistaken in shortening our portfolio duration, or sensitivity to changes in interest rates, during the first half of the year, the duration has been increased since the summer, helping the Series benefit from the subsequent decline in yields.

Zero Coupon Series, 2000 Portfolio

The total return for the Series was 6.98% for the year ended December 31, 1997, as intermediate-term U.S. Treasury notes moved lower during the period, with yields on three-year Treasuries ranging from 6.25% to 5.75%. The portfolio consists of discounted coupon or principal payments that are stripped from U.S. Treasury securities in order to provide a predictable and compounded rate of return. With no interest payments prior to maturity, these portfolios are more sensitive to interest-rate changes than are comparable bond funds with similar maturities. While there will be fluctuations within the portfolio subject to interest-rate moves, all portfolio holdings are guaranteed by the U.S. Treasury at maturity. (While the guarantees do not apply to the individual units of the Series, they assure a specified return to contract owners who hold their units to the maturity of the Series.)

Performance Summary

The information below and on the following pages illustrates the growth of a hypothetical $10,000 investment for each Series during the period indicated. Past performance is no guarantee of future results. These results do not reflect the deduction of separate account charges. For returns that reflect the deduction of separate account charges, please refer to the annual report for the product being offered.


Government Securities Series

For the 10-year period ended December 31, 1997



[TABULAR REPRESENTATION OF LINE GRAPH]

[Line Chart Begin]

            Government             Lehman Brothers           Consumer Price
Date        Securities Series      Govt./Mortgage Index      Index--U.S.
--------    -----------------      --------------------      --------------
12/31/87         10,000                  10,000                  10,000
12/31/89         12,139                  12,329                  10,924
12/31/91         15,311                  15,576                  11,946
12/31/93         17,778                  18,236                  12,631
12/31/95         20,454                  20,893                  13,289
12/31/97         22,603                  23,728                  14,034
[Line Chart End]

Average Annual Total Returns
as of December 31, 1997



                                              1 Year        3 Years        5 Years       10 Years
------------------------------------------------------------------------------------------------
Government Securities Series                  +8.72%        + 9.15%        +6.69%        +8.50%
Consumer Price Index*+                        +2.15%        + 2.67%        +2.69%        +3.45%
Lehman Brothers Govt/Mortgage Index**         +9.54%        +10.19%        +7.29%        +9.02%

 *Source: CDA/Wiesenberger.
**Source: AIM.
 +The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

High Yield Series


For the 10-year period ended December 31, 1997


[TABULAR REPRESENTATION OF LINE GRAPH]


[Line Chart Begin]

                                            Lehman Brothers    Lehman Brothers
            High Yield    Consumer Price    Corporate          High Yield
Date        Series        Index--U.S.       Bond Index         Bond Index
--------    ----------    --------------    ---------------    ---------------
12/31/87      10,000           9,997            10,000             10,000
12/31/89      12,794          10,921            12,462             11,347
12/31/91      16,197          11,943            15,809             14,997
12/31/93      21,916          12,627            19,272             20,330
12/31/95      25,073          13,285            22,632             23,979
12/31/97      31,834          14,030            25,768             30,109
[Line Chart End]

Average Annual Total Returns
as of December 31, 1997



                                               1 Year         3 Years        5 Years       10 Years
----------------------------------------------------------------------------------------------------
High Yield Series                               +13.24%        +14.08%        +11.32%        +10.95%
Lehman Brothers Corp. Bond Index*               + 8.36%        +10.26%        + 7.72%        + 9.16%
Lehman Brothers High Yield Bond Index**         +12.76%        +14.38%        +11.64%        +11.65%
Consumer Price Index*+                          + 2.15%        + 2.67%        + 2.69%        + 3.45%

 *Source: CDA/Wiesenberger.
**Source: Lipper Analytical Services, Inc.
 +The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

International Growth and Income Series

For the period from October 1, 1995, through December 31, 1997

[TABULAR REPRESENTATION OF LINE GRAPH]

[Line Chart Begin]
                                  70% MSCI EAFE/
               International      30% J.P. Morgan
                Growth and          Global Bond        Lipper International
Date           Income Series           Index                Funds Index
-----          -------------      ---------------      --------------------
10/95             10,000               10,000                 10,104
12/95             10,130               10,549                 10,643
 6/96             10,570               10,861                 10,919
12/96             10,620               11,197                 11,917
 6/97             11,252               11,954                 13,992
12/97             11,313               11,257                 12,762

[Line Chart End]

Average Annual Total Returns
as of December 31, 1997


                                              1 Year      Life of Series*
-------------------------------------------------------------------------
International Growth and Income Series         +6.53%          + 5.64%
Lipper International Funds Index**             +7.27%          +10.81%
70% MSCI EAFE/
 30% J.P. Morgan Global Bond Index+            +0.53%          + 5.49%

 *For the period from the commencement of the Series' investment operations,
  October 2, 1995, through December 31, 1997.
**Source: Lipper Analytical Services, Inc.
 +Source: AIM.

World Asset Allocation Series


For the period from December 1, 1994, through December 31, 1997


[TABULAR REPRESENTATION OF LINE GRAPH]

                                        J.P. Morgan                Lehman
             World Asset     S&P 500       Global    Consumer      Brothers     MSCI
              Allocation    Composite    Govt. Bond    Price       Aggregate    EAFE
Date           Series         Index        Index     Index--U.S.     Index      Index
--------     -----------    ---------   -----------  -----------   ---------   ------
11/01/94       10,000        10,000        10,000      10,000        10,000    10,000
12/31/94       10,060         9,779         9,798      10,013        10,047     9,579
12/31/95       12,228        13,454        11,868      10,261        11,903    10,653
12/31/96       14,190        16,542        12,501      10,609        12,335    11,297
12/31/97       15,732        22,061        12,029      10,836        13,526    11,521


Average Annual Total Returns
as of December 31, 1997


                                               1 Year         3 Year       Life of Series*
-------------------------------------------------------------------------------------------
World Asset Allocation Series                   +10.87%        +16.07%          +15.47%
J.P. Morgan Global Govt. Bond Index+            - 3.77%        + 8.10%          + 6.01%
Lehman Brothers Aggregate Bond Index**          + 9.66%        +10.42%          +10.06%
MSCI EAFE Index**                               + 1.99%        + 6.35%          + 4.60%
Standard & Poor's 500 Composite Index**         +33.36%        +31.15%          +28.55%
Consumer Price Index#**                         + 2.15%        + 2.67%          + 2.58%

 *For the period from the commencement of the Series' investment operations,
  November 7, 1994, through December 31, 1997.
**Source: CDA/Wiesenberger.
 +Source: AIM.
 #The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

World Governments Series

For the period from June 1, 1988, through December 31, 1997

[TABULAR REPRESENTATION OF LINE GRAPH]

[Line Chart Begin]
                                       Salomon
               World      Consumer     Brothers      J.P. Morgan
            Governments    Price      World Govt.   Global Govt.
Date           Series    Index--U.S.  Bond Index     Bond Index
--------    -----------  -----------  ----------    ------------
06/01/88       10,000      10,000       10,000          9,911
12/31/89       11,442      10,732       10,818         11,139
12/31/91       14,896      11,736       14,034         14,373
12/31/93       17,798      12,408       16,779         16,870
12/31/95       19,672      13,055       20,436         20,386
12/31/97       20,432      13,787       21,229         21,582

[Line Chart End]


Average Annual Total Returns
as of December 31, 1997


                                        1 Year       3 Years       5 Years      Life of Series*
-----------------------------------------------------------------------------------------------
World Governments Series                -0.76%       +6.31%        +6.41%           +7.68%
J.P. Morgan Global Government
 Bond Index+                            +1.40%       +8.10%        +7.51%           +8.36%
Salomon Brothers World Government
 Bond Index**                           +0.24%       +7.34%        +7.47%           +8.02%
Consumer Price Index#**                 +2.15%       +2.67%        +2.69%           +3.43%

 *For the period from the commencement of the Series' investment operations, May
  16, 1988, through December 31, 1997.
 +Source: AIM.
 #The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).
**Source: CDA/Wiesenberger.

World Total Return Series


For the period from December 1, 1994, through December 31, 1997


[TABULAR REPRESENTATION OF LINE GRAPH]

[Line Chart Begin]
                                                 60% MSCI World Index/
                  World             Consumer        40% J.P. Morgan
                Total Return         Price            Global Govt.
Date              Series           Index--U.S.        Bond Index
--------        ------------       -----------   ---------------------
12/01/94          10,000             10,000             10,000
12/31/94          10,029             10,000             10,069
12/31/95          11,824             10,247             11,580
12/31/96          13,519             10,595             13,376
12/31/97          15,359             10,822             14,758
[Line Chart End]


Average Annual Total Returns
as of December 31, 1997

                                                1 Year         3 Years      Life of Series*
-------------------------------------------------------------------------------------------
World Total Return Series                       +13.61%        +15.26%          +14.63%
60% MSCI World Index/
 40% J.P. Morgan Global Govt Bond Index+        +10.33%        +13.59%          +11.96%
Consumer Price Index#**                         + 2.15%        + 2.67%          + 2.58%

 *For the period from the commencement of the Series' investment operations,
  November 7, 1994, through December 31, 1997.
 #The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).
**Source: CDA/Wiesenberger.
 +Source: AIM.

Zero Coupon Series, 2000 Portfolio


For the 10-year period ended December 31, 1997



[TABULAR REPRESENTATION OF LINE GRAPH]


[Line Chart Begin]
                  Zero Coupon Series,   Consumer Price   Merrill Lynch 7-10 Year
Date                2000 Portfolio       Index--U.S.        Treasury Index
--------          -------------------   --------------   -----------------------
12/31/87             10,000                10,000             10,000
12/31/89             14,061                10,924             12,461
12/31/91             17,952                11,946             15,855
12/31/93             22,341                12,631             19,261
12/31/95             24,910                13,289             22,356
12/31/97             27,158                14,034             25,036
[Line Chart End]

Average Annual Total Returns
as of December 31, 1997


                                               1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------------------------
Zero Coupon Series, 2000 Portfolio             + 6.98%      + 9.33%        +6.94%        +10.12%
Merrill Lynch 7-10 Year Treasury Index*        +10.48%      +11.27%        +7.94%        + 9.61%
Consumer Price Index+*                         + 2.15%      + 2.67%        +2.69%        + 3.45%

**Source: CDA/Wiesenberger.
 +The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

Portfolio of Investments -- December 31, 1997
Government Securities Series
Bonds -- 95.4%




                                           Principal Amount
Issuer                                      (000 Omitted)               Value
U.S. Government Guaranteed -- 62.6%
U.S. Treasury Obligations -- 44.6%
U.S. Treasury Notes, 5.75s, 2000 ..........   $23,000               $ 23,028,750
U.S. Treasury Notes, 6.125s, 2007 .........    13,490                 13,863,133
U.S. Treasury Notes, 6.5s,
  2002 - 2006 .............................    48,450                 50,198,756
U.S. Treasury Notes, 6.625s,
  2002 - 2007 .............................    28,656                 29,846,818
U.S. Treasury Notes, 6.75s,
  1999 - 2000 .............................    15,250                 15,546,473
U.S. Treasury Notes, 8s, 2001 .............    10,600                 11,323,768
U.S. Treasury Bonds, 8s, 2021 .............     3,657                  4,559,255
U.S. Treasury Notes, 8.875s, 1999 .........     4,500                  4,655,385
U.S. Treasury Bonds, 9.875s,
  2015### .................................    13,945                 19,847,640
                                                                    ------------
                                                                    $172,869,978
                                                                    ------------
Government National Mortgage
    Association -- 16.2%
GNMA, 6.5s, 2024 ..........................   $    23               $     22,616
GNMA, 7s, 2008 - 2027 .....................    14,652                 14,849,766
GNMA, 7.5s, 2009 - 2024 ...................    46,866                 48,032,138
GNMA, 12.25s, 2015 ........................         8                      9,695
                                                                    ------------
                                                                    $ 62,914,215
                                                                    ------------
Small Business
  Administration -- 1.8%
SBA, 8.2s, 2005 ...........................   $ 1,216               $  1,258,879
SBA, 8.4s, 2007 ...........................       543                    573,072
SBA, 8.7s, 2009 ...........................     3,312                  3,576,344
SBA, 9.05s, 2009 ..........................       536                    580,559
SBA, 9.65s, 2007 ..........................       334                    361,420
SBA, 10.05s, 2009 .........................       727                    810,191
                                                                    ------------
                                                                    $  7,160,465
                                                                    ------------
  Total U.S. Government Guaranteed ............................     $242,944,658
                                                                    ------------
U.S. Federal Agencies -- 32.8%
Aid to Israel, 5.625s, 2003 ...............   $ 2,000               $  1,975,260
Federal Home Loan Mortgage
  Corp., 6.5s, 2027 .......................     5,602                  5,125,511
Federal Home Loan Mortgage
  Corp., 6.72s, 2027 ......................    10,279                 10,391,043
Federal Home Loan Mortgage
  Corp., 7.5s, 2001 - 2027 ................    13,794                 14,087,829
Federal Home Loan Mortgage
  Corp., 8s, 2005 .........................     6,478                  6,546,975
Federal National Mortgage Assn.,
  6.5s, 2012 ..............................     5,169                  5,175,937



                                           Principal Amount
Issuer                                        (000 Omitted)             Value
U.S. Federal Agencies -- continued
Federal National Mortgage Assn.,
  6.97s, 2020 .............................   $   586               $    592,077
Federal National Mortgage Assn.,
  7s, 2027 ................................     6,391                  6,372,970
Federal National Mortgage Assn.,
  7.27s, 2005 .............................     6,068                  6,261,566
Federal National Mortgage Assn.,
  7.5s, 2000 ..............................     5,444                  5,497,617
Federal National Mortgage Assn.,
  8s, 2005 - 2023 .........................    20,311                 12,200,451
Federal National Mortgage Assn.,
  8.25s, 2001 .............................     3,913                  4,072,449
Financing Corp., 9.4s, 2018 ...............     4,845                  6,573,308
Financing Corp., 9.8s, 2018 ...............     5,600                  7,839,104
Resolution Funding Corp.,
  8.875s, 2020 ............................     6,000                  7,927,500
Tennessee Valley Authority,
  0s, 2042 ................................    12,500                  5,272,875
U.S. Department of Housing &
  Urban Development, 6.83s, 2003 ..........     8,025                  8,319,919
U.S. Department of Housing &
  Urban Development, 6.92s, 2004 ..........     4,525                  4,732,290
U.S. Department of Veterans Affairs,
  7.5s, 2009 ..............................     6,812                  7,150,471
U.S. Department of Veterans Affairs,
  7.75s, 2014 .............................     1,000                  1,025,620
                                                                    ------------
  Total U.S. Federal Agencies.................................      $127,140,772
                                                                    ------------
  Total Bonds (Identified Cost, $359,077,646).................      $370,085,430
                                                                    ------------
Repurchase Agreement -- 3.6%
Goldman Sachs, dated 12/31/97,
  due 1/2/98, total to be received
  $13,919,024 (secured by various
  U.S. Treasury and Federal
  Agency obligations in a jointly
  traded account), at cost ................   $13,914               $ 13,914,000
                                                                    ------------
  Total Investments
    (Identified Cost, $372,991,646).............................    $383,999,430
Other Assets,
 Less Liabilities -- 1.0%.......................................       3,732,456
                                                                     -----------
  Net Assets -- 100.0%..........................................    $387,731,886
                                                                    ============

           See portfolio footnotes and notes to financial statements

                                                                         9 - GSS

Portfolio of Investments -- December 31, 1997
High Yield Series
Bonds -- 90.7%


                                           Principal Amount
Issuer                                        (000 Omitted)              Value
U.S. Bonds -- 82.4%
Aerospace -- 2.6%
Airplane Pass-Through Trust,
  10.875s, 2019 ...........................    $  700               $    787,514
BE Aerospace, Inc., 9.875s, 2006 ..........     1,150                  1,213,250
K & F Industries, Inc., 9.25s,
  2007## ..................................     1,800                  1,845,000
MOOG, Inc., 10s, 2006 .....................     2,475                  2,722,500
Wyman Gordon Co., 8s, 2007 ................       500                    511,250
                                                                    ------------
                                                                    $  7,079,514
                                                                    ------------
Building -- 1.4%
Building Materials Corp., 8s, 2007##           $1,750               $  1,715,000
Building Materials Corp., 8.625s,
  2006 ....................................       400                    413,000
Nortek, Inc., 9.25s, 2007 .................       825                    835,312
Nortek, Inc., 9.875s, 2004 ................       775                    792,438
UDC Homes, Inc., Trust, 14.5s,
  2000 ....................................         7                      3,644
                                                                    ------------
                                                                    $  3,759,394
                                                                    ------------
Business Services -- 1.6%
Iron Mountain, Inc., 10.125s, 2006 ........    $2,400               $  2,640,000
Pierce Leahy Corp., 9.125s, 2007 ..........       675                    702,000
Pierce Leahy Corp., 11.125s, 2006 .........       943                  1,065,590
                                                                    ------------
                                                                    $  4,407,590
                                                                    ------------
Chemicals -- 1.1%
Harris Chemical North America,
  Inc., 10.25s, 2001 ......................    $1,100               $  1,155,000
NL Industries, Inc., 11.75s, 2003 .........     1,455                  1,607,775
Sterling Chemicals, Inc., 11.25s,
  2007 ....................................       175                    175,000
                                                                    ------------
                                                                    $  2,937,775
                                                                    ------------
Coal -- 0.3%
AEI Holdings, Inc., 10s, 2007## ...........    $  675               $    695,250
                                                                    ------------
Computer Software --
      Systems -- 0.2%
Anacomp, Inc., 10.875s, 2004 ..............    $  675               $    691,875
                                                                    ------------
Consumer Goods and
     Services -- 4.0%
AAF-McQuay, Inc., 8.875s, 2003 ............    $1,125               $  1,115,156
American Safety Razor Co.,
  9.875s, 2005 ............................     1,000                  1,073,750
E & S Holdings Corp., 10.375s,
  2006 ....................................     3,325                  3,025,750
Kindercare Learning Centers, Inc.,
  9.5s, 2009 ..............................     1,775                  1,766,125
Reeves Industries, Inc., 11s, 2002** ......       580                    430,650
Remington Products Co. LLC, 11s,
  2006 ....................................       475                    400,188
Westpoint Stevens, Inc., 9.375s,
  2005 ....................................     3,050                  3,202,500
                                                                    ------------
                                                                    $ 11,014,119
                                                                    ------------
Containers -- 3.8%
Gaylord Container Corp., 9.75s,
  2007 ....................................    $3,700               $  3,570,500
Plastic Specialty & Technology
  Corp., 11.25s, 2003 .....................       140                    149,800
Silgan Holdings, Inc., 9s, 2009 ...........     3,000                  3,067,500
Stone Container Corp., 9.875s, 2001 .......     2,750                  2,756,875
U.S. Can Corp., 10.125s, 2006 .............     1,000                  1,057,500
                                                                    ------------
                                                                    $ 10,602,175
                                                                    ------------
Corporate Asset Backed -- 0.2%
Merrill Lynch Mortgage Investors,
  Inc., 8.171s, 2022+ .....................    $  500               $    477,578
                                                                    ------------



                                          Principal Amount
Issuer                                      (000 Omitted)               Value
Defense Electronics -- 0.9%
L3 Communications Corp., 10.375s,
  2007 ........................................ $  625              $    675,000
Stellex Industries, Inc., 9.5s, 2007## ........    775                   782,750
United Defense Industries, Inc.,
  8.75s, 2007## ...............................  1,140                 1,147,125
                                                                    ------------
                                                                    $  2,604,875
                                                                    ------------
Electronics -- 0.3%
Clark-Schwebel, Inc., 10.5s, 2006 ............. $  800              $    872,000
                                                                    ------------
Entertainment -- 2.1%
AMC Entertainment, Inc., 9.5s, 2009 ........... $2,050              $  2,101,250
Cinemark USA, Inc., 9.625s, 2008 ..............  1,400                 1,445,500
Hollywood Theaters, Inc., 10.625s,
  2007## ......................................    400                   425,000
HorseShoe Gaming LLC, 9.375s,
  2007 ........................................    425                   447,313
Plitt Theatres, Inc., 10.875s, 2004 ...........  1,200                 1,297,500
                                                                    ------------
                                                                    $  5,716,563
                                                                    ------------
Food and Beverage Products -- 2.7%
Coca-Cola Bottling Group, Inc.,
  9s, 2003 .................................... $  250              $    255,625
Delta Beverage Group, Inc., 9.75s,
  2003 ........................................  1,025                 1,081,375
Friendly Ice Cream Corp., 10.5s,
  2007## ......................................  1,050                 1,060,500
Keebler Corp., 10.75s, 2006 ...................    700                   789,250
PMI Acquisition Corp., 10.25s, 2003 ...........  1,250                 1,331,250
Specialty Foods Corp., 10.25s, 2001 ...........  1,550                 1,526,750
Texas Bottling Group, Inc., 9s, 2003 ..........  1,250                 1,287,500
                                                                    ------------
                                                                    $  7,332,250
                                                                    ------------
Forest and Paper Products -- 3.5%
Atlantis Group, Inc., 11s, 2003 ............... $  900              $    913,500
Calmar, Inc., 11.5s, 2005 .....................  1,800                 1,908,000
Florida Coast Paper Co. LLC,
  12.75s, 2003 ................................  1,225                 1,298,500
Pacific Lumber Co., 10.5s, 2003 ...............  1,400                 1,449,000
Speciality Paperboard, Inc., 9.375s,
  2006 ........................................  1,800                 1,867,500
U.S. Timberlands, 9.625s, 2007 ................  2,140                 2,225,600
                                                                    ------------
                                                                    $  9,662,100
                                                                    ------------
Industrial -- 5.5%
Argo-Tech Corp., 8.625s, 2007## ............... $1,250              $  1,246,875
Delco Remy International, Inc.,
  8.625s, 2007 ................................    600                   606,750
Exide Corp., 10s, 2005 ........................  2,300                 2,438,000
Hayes Wheels International, Inc.,
  9.125s, 2007 ................................  1,200                 1,242,000
Hayes Wheels International, Inc.,
  11s, 2006 ...................................  1,050                 1,170,750
Lear Corp., 9.5s, 2006 ........................  2,750                 3,025,000
Mark IV Industries, Inc., 7.5s, 2007 ..........  1,250                 1,239,625
Oxford Automotive, Inc., 10.125s,
  2007 ........................................  1,350                 1,414,125
Titan Wheel International, Inc.,
  8.75s, 2007 .................................    150                   156,750
Venture Holdings Trust, 9.75s, 2004 ...........    975                   970,125
Williams Scotsman, Inc., 9.875s,
  2007 ........................................  1,650                 1,699,500
                                                                    ------------
                                                                    $ 15,209,500
                                                                    ------------
Machinery -- 0.3%
AGCO Corp., 8.5s, 2006 ........................ $  800              $    818,000
                                                                    ------------

10 - HYS

                                      Principal Amount
Issuer                                 (000 Omitted)                   Value
Media -- 4.9%
Albritton Communications Co.,
  9.75s, 2007 ...........................   $1,675                $  1,712,687
Cablevision Systems Corp., 8.125s,
  2009 ..................................    1,900                   1,957,000
Charter Communications Southeast
  LP, 11.25s, 2006 ......................    1,420                   1,562,000
Comcast Corp., 10.625s, 2012 ............      200                     247,714
Falcon Holdings Group, Inc., 11s,
  2003# .................................    2,274                   2,450,554
Granite Broadcasting Corp.,
  10.375s, 2005 .........................    2,050                   2,147,375
Intermedia Communications, Inc.,
  0s to 2002, 11.125s to 2007 ...........      200                     145,500
Intermedia Communications, Inc.,
  8.875s, 2007## ........................      800                     822,000
Jones Intercable, Inc., 8.875s, 2007         1,000                   1,045,000
Lenfest Communications, Inc.,
  10.5s, 2006 ...........................    1,095                   1,218,188
Marvel Holdings, Inc., 0s, 1998** .......    1,165                      46,600
                                                                  ------------
                                                                  $ 13,354,618
                                                                  ------------
Medical and Health Technology
  and Services -- 3.8%
Beverly Enterprises, Inc., 9s, 2006 .....   $2,550                $  2,636,062
Physician Sales & Service, Inc.,
  8.5s, 2007## ..........................    1,000                   1,027,500
Quorum Health Group, Inc., 8.75s,
  2005 ..................................    1,500                   1,548,750
Tenet Healthcare Corp., 8s, 2005 ........    3,550                   3,612,125
Tenet Healthcare Corp., 8.625s,
  2007 ..................................      550                     567,875
Vencor, Inc., 8.625s, 2007 ..............    1,200                   1,197,000
                                                                  ------------
                                                                  $ 10,589,312
                                                                  ------------
Metals and Minerals -- 2.0%
Haynes International, Inc., 11.625s,
  2004 ..................................   $1,700                $  1,938,000
Kaiser Aluminum & Chemical Corp.,
  9.875s, 2002 ..........................    1,400                   1,449,000
Kaiser Aluminum & Chemical Corp.,
  10.875s, 2006 .........................      400                     434,000
Renco Metals, Inc., 11.5s, 2003 .........    1,440                   1,526,400
Wheeling Pittsburgh Corp., 9.25s,
  2007## ................................      275                     265,375
                                                                  ------------
                                                                  $  5,612,775
                                                                  ------------
Oils -- 2.9%
AmeriGas Partners LP, 10.125s,
  2007 ..................................   $1,600                $  1,736,000
Clark USA, Inc., 10.875s, 2005 ..........    1,740                   1,894,425
Cross Timbers Oil Co., 8.75s, 2009 ......    1,650                   1,683,000
Giant Industries, Inc., 9s, 2007## ......    1,005                     997,462
Giant Industries, Inc., 9.75s, 2003 .....      280                     286,300
Petsec Energy, Inc., 9.5s, 2007 .........    1,250                   1,282,813
                                                                  ------------
                                                                  $  7,880,000
                                                                  ------------
Printing and Publishing -- 1.2%
Big Flower Press Holdings, Inc.,
  8.875s, 2007## ........................   $  975                $    982,313
Day International Group, Inc.,
  11.125s, 2005 .........................      900                     990,000
Golden Books Publishing, Inc.,
  7.65s, 2002 ...........................      625                     593,750
Transwestern Publishing Co. LP,
  9.625s, 2007## ........................      700                     728,000
                                                                  ------------
                                                                  $  3,294,063
                                                                  ------------


                                     Principal Amount
Issuer                                 (000 Omitted)                  Value
Restaurants and Lodging -- 5.8%
Boyd Gaming Corp., 9.5s, 2007 ...........   $2,600                $  2,723,500
Casino America, Inc., 12.5s, 2003 .......    1,025                   1,112,125
Coast Hotels & Casinos, Inc., 13s,
  2002 ..................................      600                     678,000
Eldorado Resorts LLC, 10.5s, 2006 .......    1,700                   1,853,000
Grand Casinos, Inc., 9s, 2004## .........      800                     804,000
Grand Casinos, Inc., 10.125s, 2003 ......    2,055                   2,219,400
Griffin Gaming & Entertainment,
  Inc., 0s, 2000 ........................      300                     309,750
Harveys Casinos Resorts, 10.625s,
  2006 ..................................      650                     706,062
Prime Hospitality Corp., 9.75s, 2007 ....    2,700                   2,889,000
Red Roof Inns, Inc., 9.625s, 2003 .......    1,700                   1,759,500
Sam Houston Race Park Ltd., 11s,
  2001** ................................      187                      93,658
Santa Fe Hotel, Inc., 11s, 2000 .........    1,045                     927,437
                                                                  ------------
                                                                  $ 16,075,432
                                                                  ------------
Retail -- 1.6%
Finlay Fine Jewelry Corp., 10.625s,
  2003 ..................................   $1,750                $  1,837,500
J. Crew Operating Corp., 10.375s,
  2007## ................................      575                     500,250
Parisian, Inc., 9.875s, 2003 ............    1,900                   2,033,000
                                                                  ------------
                                                                  $  4,370,750
                                                                  ------------
Special Products and
  Services -- 4.7%
Buckeye Cellulose Corp., 8.5s, 2005 .....   $1,850                $  1,891,625
IMO Industries, Inc., 11.75s, 2006 ......    1,585                   1,751,425
Interlake Corp., 12s, 2001 ..............    2,175                   2,381,625
Interlake Corp., 12.125s, 2002 ..........      350                     367,500
International Knife & Saw, Inc.,
  11.375s, 2006 .........................    1,000                   1,082,500
Polymer Group, Inc., 9s, 2007 ...........    2,550                   2,543,625
Synthetic Industries, Inc., 9.25s, 2007      1,850                   1,942,500
Thermadyne Industries Holdings
  Corp., 10.25s, 2002 ...................      139                     143,865
Thermadyne Industries Holdings
  Corp., 10.75s, 2003 ...................      800                     844,000
                                                                  ------------
                                                                  $ 12,948,665
                                                                  ------------
Steel -- 3.8%
Alaska Steel Holdings Corp.,
  9.125s, 2006 ..........................   $1,525                $  1,559,312
Armco, Inc., 9s, 2007 ...................    1,200                   1,176,000
Commonwealth Aluminum Corp.,
  10.75s, 2006 ..........................    2,450                   2,646,000
Envirosource, Inc., 9.75s, 2003## .......      650                     658,938
GS Technologies Operating, Inc.,
  12.25s, 2005 ..........................      700                     784,000
Keystone Consolidated Industries,
  Inc., 9.625s, 2007## ..................      670                     683,400
Republic Engineered Steels, Inc.,
  9.875s, 2001 ..........................      635                     603,250
WCI Steel, Inc., 10s, 2004 ..............    2,400                   2,454,000
                                                                  ------------
                                                                  $ 10,564,900
                                                                  ------------
Stores -- 1.7%
Affinity Group Holding, Inc., 11s,
  2007 ..................................   $1,000                $  1,045,000
Cole National Group, Inc., 8.625s,
  2007## ................................    2,400                   2,400,000
Cole National Group, Inc., 9.875s,
  2006 ..................................      500                     532,500
Proffitts, Inc., 8.125s, 2004 ...........      650                     671,125
                                                                  ------------
                                                                  $  4,648,625
                                                                  ------------

                                                                      11 - HYS

                                   Principal Amount
Issuer                                (000 Omitted)                Value
Supermarkets -- 1.3%
Jitney-Jungle Stores of America,
  Inc., 12s, 2006 .......................$1,100                   $  1,248,500
Marsh Supermarkets, Inc., 8.875s,
  2007 ..................................   575                        577,875
Pathmark Stores, Inc., 9.625s, 2003         150                        138,000
Ralph's Grocery Co., 10.45s, 2004 .......   850                        960,500
Ralph's Grocery Co., 11s, 2005 ..........   475                        540,250
                                                                  ------------
                                                                  $  3,465,125
                                                                  ------------
Telecommunications -- 17.8%
Acme Television LLC, 0s to 2000,
  10.875s to 2004## .....................$1,150                   $    842,375
Century Communications Corp.,
  8.375s, 2007 .......................... 1,000                        985,000
Chancellor Media Corp., 8.75s, 2007       1,025                      1,042,938
Comcast Cellular Holdings, Inc.,
  9.5s, 2007 ............................ 1,170                      1,216,800
Crown Castle International Corp., 0s
  to 2002, 10.625s to 2007## ............ 1,150                        721,625
Digital Television Services LLC,
  12.5s, 2007## ......................... 1,450                      1,624,000
EchoStar Communications Corp., 0s
  to 1999, 12.875s to 2004 ..............   700                        640,500
EchoStar Satellite Broadcasting
  Corp., 0s to 2000, 13.125s to
  2004 .................................. 2,325                      1,929,750
Esat Holdings Ltd., 0s to 2002,
  12.5s to 2007 .........................   550                        390,500
Fox/Liberty Networks LLC, Inc.,
  8.875s, 2007## ........................ 1,750                      1,745,625
FrontierVision Holdings LP, 0s to
  2001, 11.875s to 2007 ................. 1,550                      1,147,000
GCI, Inc., 9.75s, 2007 ..................   925                        955,063
GlobalStar LP / Capital, 11.375s,
  2004 .................................. 1,300                      1,309,750
GST USA, Inc., 0s to 2000, 13.875s
  to 2005 ...............................   285                        219,450
Hollinger International Publishing,
  Inc., 9.25s, 2007 ..................... 2,300                      2,415,000
ICG Holdings, Inc., 0s to 2001, 12.5
  to 2006 ............................... 2,875                      2,170,625
Intermedia Capital Partners IV, LP,
  11.25s, 2006 .......................... 1,375                      1,519,375
ITC Deltacom, Inc., 11s, 2007 ........... 1,050                      1,147,125
Knology Holdings, Inc., 0s to 2002,
  11.875s to 2007## .....................    53                        280,875
McCaw International Ltd., 0s to
  2002, 13s to 2007 .....................   850                        493,000
Metrocall, Inc., 9.75s, 2007## ..........    25                         24,500
Mobile Telecommunication
  Technologies Corp., 13.5s, 2002 .......   950                      1,102,000
NEXTEL Communications, Inc., 0s
  to 2002, 9.75s to 2007## .............. 2,285                      1,402,419
NEXTEL Communications, Inc., 0s
  to 1999, 9.75s to 2004 ................ 1,835                      1,633,150
Nextlink Communications, Inc.,
  9.625s, 2007 .......................... 1,225                      1,264,812
Orion Network Systems, Inc., 0s to
  2002, 12.5s to 2007 ...................   950                        684,000
Orion Network Systems, Inc.,
  11.25s, 2007 .......................... 1,000                      1,133,750
Outdoor Systems, Inc., 8.875s,
  2007 .................................. 1,500                      1,567,500
Paging Network, Inc., 8.875s, 2006 ......    40                         39,200
Perry-Judds, Inc., 10.625s, 2007## ......   500                        520,000


                                    Principal Amount
Issuer                                (000 Omitted)                 Value
Telecommunications -- continued
Qwest Communications
  International, Inc., 0s to 2002,
  9.47s to 2007## .......................$1,200                   $    819,000
Qwest Communications
  International, Inc., 10.875s, 2007 ....   950                      1,080,625
RCN Corp., 0s to 2002, 11.125s to
  2007## ................................ 2,750                      1,725,625
Sprint Spectrum LP, 0s to 2001,
  12.5s to 2006 ......................... 2,650                      2,053,750
Sprint Spectrum LP, 11s, 2006 ...........   950                      1,066,375
Star Choice Communications, Inc.,
  13s, 2005 ............................. 1,150                      1,184,500
Sygnet Wireless, Inc., 11.5s, 2006 ...... 1,250                      1,325,000
T/SF Communications Corp.,
  10.375s, 2007## .......................   125                        123,750
Teleport Communications Group,
  Inc., 0s to 2001, 11.125s to 2007 ..... 1,850                      1,507,750
Teleport Communications Group,
  Inc., 9.875s, 2006 ....................   900                      1,015,875
Telesystem International Wireless,
  Inc., 0s to 2002, 10.5s to 2007##       1,025                        568,875
Telesystem International Wireless,
  Inc., 0s to 2002, 13.25s to
  2007## ................................ 1,625                      1,027,812
Teletrac Holdings, Inc., 14s, 2007 ......   800                        760,000
Western Wireless Corp., 10.5s, 2007 ..... 1,375                      1,485,000
Young Broadcasting, Inc., 8.75s,
  2007 .................................. 1,000                        990,000
                                                                  ------------
                                                                  $ 48,901,644
                                                                  ------------
Transportation -- 0.1%
Moran Transportation Co., 11.75s,
  2004 ..................................$  300                   $    335,250
                                                                  ------------
Utilities -- Electric -- 0.4%
CalEnergy, Inc., 7.63s, 2007 ............$  500                   $    504,610
El Paso Electric Co., 8.9s, 2006 ........   500                        546,705
                                                                  ------------
                                                                  $  1,051,315
                                                                  ------------
     Total U.S. Bonds..........................................   $226,973,032
                                                                  ------------
Foreign Bonds -- 8.2%
Brazil -- 0.1%
Voto-Votorantim Overseas Trust,
  8.5s, 2005 ............................$  580                   $    530,700
                                                                  ------------
Canada -- 3.2%
Acetex, Inc., 9.75s, 2003
  (Chemicals) ...........................$  875                   $    905,625
CHC Helicopter Corp., 11.5s, 2002
  (Aerospace) ...........................   550                        584,375
Hurricane Hydrocarbons, 11.75s,
  2004 (Oils)## .........................   250                        237,500
Metronet Communications Corp., 0s
  to 2002, 10.75s to 2007
  (Telecommunications)## ................ 1,300                        793,000
Metronet Communications Corp., 12s,
  2007 (Telecommunications)## ...........   650                        747,500
PCI Chemicals Canada, Inc., 9.25s,
  2007 (Chemicals)## .................... 1,200                      1,194,000
Repap New Brunswick, Inc.,
  10.625s, 2005 (Forest and Paper
  Products) ............................. 2,075                      1,971,250
Rogers Cablesystems, Inc., 9.625s,
  2002 (Telecommunications) .............   250                        265,625
Rogers Cablesystems, Inc., 10.125s,
  2012 (Telecommunications) ............. 2,030                      2,212,700
                                                                  ------------
                                                                  $  8,911,575
                                                                  ------------


12 - HYS

                                  Principal Amount
Issuer                               (000 Omitted)                    Value
Indonesia -- 0.9%
Indah Kiat Finance Mauritius Ltd.,
  10s, 2007 (Forest and Paper
  Products)## ...........................$ 2,825                  $  2,401,250
                                                                  ------------
Luxembourg -- 0.5%
Millicom International Cellular
  Communications Corp., 0s to
  2001, 13.25s to 2006
  (Telecommunications) ..................$ 1,660                  $  1,220,100
                                                                  ------------
Poland -- 0.1%
PTC International Finance BV, 0s to
  2002, 10.75s to 2007
  (Information, Paging and
  Technology)## .........................$   525                  $    336,000
                                                                  ------------
United Kingdom -- 3.4%
Bell Cablemedia PLC, 0s to 2000,
  11.875s to 2005
  (Telecommunications) ..................$ 1,000                  $    886,120
Colt Telecommunications Group
  PLC, 0s to 2001, 12s to 2006
  (Telecommunications) ..................  3,150                     2,464,875
Dialog Corp. PLC, 11s, 2007
  (Telecommunications)## ................    650                       677,625
Diamond Cable Communications
  Corp. PLC, 0s to 2000, 11.75s to
  2005 (Media) ..........................    150                       116,625
Diamond Cable Communications
  Corp. PLC, 0s to 2002, 10.75s to
  2007 (Media) ..........................  1,950                     1,350,375
Esprit Telecom Group PLC, 11.5s,
  2007 (Telecommunications)## ...........    150                       154,500
Newsquest Capital PLC, 11s, 2006
  (Printing and Publishing) .............    825                       926,063
Telewest PLC, 9.625s, 2006
  (Telecommunications) ..................  1,475                     1,556,125
Videotron Holdings PLC, 0s to 2000,
  11s to 2005 (Telecommunications) ......  1,350                     1,194,061
                                                                  ------------
                                                                  $  9,326,369
                                                                  ------------
    Total Foreign Bonds .......................................   $ 22,725,994
                                                                  ------------
    Total Bonds
      (Identified Cost, $242,490,851) .........................   $249,699,026
                                                                  ------------
Stocks -- 0.1%                            Shares
Apparel and Textiles -- 0.1%
Ithaca Industries, Inc.* ................ 60,000                  $    202,500
                                                                  ------------
Building
Atlantic Gulf Communities Corp.+* .......     30                  $        135
                                                                  ------------
Consumer Goods and Services
Ranger Industries, Inc.* ................  8,952                  $      6,159
                                                                  ------------
Restaurants and Lodging
SHRP Equity, Inc.* ......................     45                  $         --
                                                                  ------------
Telecommunications
NEXTEL Communications, Inc.* ............  2,246                  $     58,396
                                                                  ------------
    Total Stocks
      (Identified Cost, $1,141,831) ............................  $    267,190
                                                                  ------------

Convertible Preferred Stock -- 0.2%
Issuer                                    Shares                    Value
ICG Funding LLC, 6.75%
  (Telecommunications)##*
  (Identified Cost, $400,000)............  8,000                $    440,000
                                                                  ------------
Preferred Stock -- 3.8%
Consumer Goods
  and Services -- 0.1%
Renaissance Cosmetics, Inc., 14s#........    793                $    396,500
                                                                  ------------
Entertainment -- 1.1%
Time Warner, Inc., 10.25s ...............  2,597                $  2,934,610
                                                                  ------------
Oils -- 0.3%
Clark USA, Inc., 11.5s##* ...............    650                $    689,000
                                                                  ------------
Printing and Publishing -- 0.8%
Primedia, Inc., 11.625s* ................ 15,715                $  1,677,572
Primedia, Inc., 10s* ....................  4,000                     417,000
                                                                  ------------
                                                                  $  2,094,572
                                                                  ------------
Telecommunications -- 1.5%
American Communications Services
  12.75s*## .............................    450                  $    453,375
Cablevision Systems Corp. 11.125s*....... 15,059                     1,739,314
Chancellor Media Corp. 12s* ............. 10,588                     1,185,856
Hyperion Telecommunications, 12.875s ....    600                       604,500
NEXTEL Communications, Inc., 13s##* .....    206                       234,840
                                                                  ------------
                                                                  $  4,217,885
                                                                  ------------
    Total Preferred Stock
      (Identified Cost, $8,822,236) .......................       $ 10,332,567
                                                                  ------------
Warrants -- 0.1%
Atlantic Gulf Communities Corp.
  (Building)* ...........................      2                  $      --
Crystal Oil Co., $0.10 (Oil & Gas)*...... 36,780                         --
Crystal Oil Co., $0.125 (Oil & Gas)*..... 36,779                         --
Esat Holdings Ltd.
  (Telecommunications)* .................    550                        19,250
Globalstar Telecommunications
  (Telecommunications)##* ...............  1,300                       132,600
ICO, Inc. (Telecommunications)* ......... 25,000                        16,500
McCaw International Ltd.
  (Telecommunication)* ..................    850                         1,062
Orion Network Systems, Inc.
  (Telecommunications)* .................  1,000                        10,000
Orion Network Systems, Inc.
  (Telecommunications)* .................  1,100                        22,000
Renaissance Cosmetics, Inc.
  (Consumer Goods and Services)*.........    689                             7
Teletrac Holdings, Inc.
  (Telecommunications) * ................    800                        44,000
                                                                  ------------
    Total Warrants
      (Identified Cost, $216,964) .........................       $    245,419
                                                                  ------------
Short-Term Obligations -- 3.3%
                                      Principal Amount
                                       (000 Omitted)
Federal Home Loan Bank, due 1/21/98 ....  $1,800                  $  1,794,500
Federal Home Loan Mortgage
  Corp., due 1/02/98-1/09/98 ...........   7,375                     7,372,297
                                                                  ------------
    Total Short-Term Obligations,
      at Amortized Cost ..............................            $  9,166,797
                                                                  ------------
    Total Investments
      (Identified Cost, $262,238,678) ................            $270,150,999
Other Assets,
 Less Liabilities -- 1.8% ............................               5,055,992
                                                                  ------------
    Net Assets -- 100.0% .............................            $275,206,991
                                                                  ============

           See portfolio footnotes and notes to financial statements


                                                                        13 - HYS

Portfolio of Investments -- December 31, 1997
International Growth & Income Series
Stocks -- 96.0%



Issuer                                   Shares                      Value
Australia -- 6.4%
Australia & New Zealand Banking
  Group (Banks and Credit Cos.) .......  96,920                   $    640,274
Fosters Brewing Group
  (Beverages) ......................... 424,800                        808,131
QBE Insurance Group Ltd.
  (Insurance) ......................... 286,350                      1,288,550
Seven Network Ltd. (Entertainment)..... 151,300                        548,060
                                                                  ------------
                                                                  $  3,285,015
                                                                  ------------
Austria -- 0.4%
Austria Tabak AG (Tobacco)* ...........   4,700                   $    208,409
                                                                  ------------
Brazil -- 2.0%
Companhia Cervejaria Brahma,
  ADR (Beverages) .....................  16,960                   $    240,620
Hunter Douglas NV, ADR
  (Consumer Goods and Services)*.......  13,380                        468,941
Unibanco Uniao De Barncos, ADR
  (Banks and Credit Cos.)* ............   9,480                        305,137
                                                                  ------------
                                                                  $  1,014,698
                                                                  ------------
Canada -- 3.6%
Canadian National Railway Co.
  (Railroads) .........................  24,930                   $  1,177,942
Westcoast Energy Inc.
  (Utilities - Gas) ...................  29,800                        685,400
                                                                  ------------
                                                                  $  1,863,342
                                                                  ------------
Chile -- 0.4%
Enersis S.A., ADR
  (Utilities - Electric) ..............   7,260                   $    210,540
                                                                  ------------
Finland -- 0.7%
Huhtamaki Oy Group
  (Conglomerate) ......................   8,300                   $    343,158
                                                                  ------------
France -- 10.0%
Chargeurs S.A. (Apparels and
  Textiles) ...........................   7,120                   $    426,064
Elf Aquitaine S.A. (Oils) .............   3,200                        372,340
Pin Printemps Redo (Consumer
  Goods and Services) .................   1,990                      1,062,149
Sanofi (Medical and Health
  Products) ...........................   5,750                        640,376
Total S.A., ADR (Oils) ................  16,890                        937,395
TV Francaise (Broadcasting) ...........   9,320                        952,759
Union des Assurances Federale
  S.A. (Insurance) ....................   5,550                        728,807
                                                                  ------------
                                                                  $  5,119,890
                                                                  ------------
Germany -- 6.5%
adidas AG (Apparel and Textiles) ......   7,220                   $    950,613
Henkel KGaa (Chemicals) ...............  17,300                      1,092,682
Prosieben Media AG
  (Entertainment)* ....................   7,080                        330,952
Volkswagen AG (Automotive) ............     800                        450,529
Wella AG (Cosmetics) ..................     680                        516,527
                                                                  ------------
                                                                  $  3,341,303
                                                                  ------------
Greece -- 0.8%
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) ................  19,240                   $    394,757
                                                                  ------------
Hong Kong -- 1.4%
Hong Kong Electric Holdings Ltd.
  (Utilities - Electric) .............. 107,000                   $    406,679
Wharf Holdings Ltd. (Real Estate) .....  50,000                        109,698
Wing Hang Bank Ltd. (Banks and
  Credit Cos.) ........................  76,000                        214,803
                                                                  ------------
                                                                  $    731,180
                                                                  ------------



Issuer                                    Shares                       Value
Italy -- 4.6%
Eni S.P.A, ADR (Oils) .................    7,400                  $    422,263
Instituto Nazionale delle
  Assicurazioni (Insurance) ...........  278,630                       565,142
Telecom Italia S.P.A.
  (Telecommunications)* ...............  145,400                       641,652
Telecom Italia S.P.A., Saving Shares
  (Telecommunications) ................  255,200                       726,255
                                                                  ------------
                                                                  $  2,355,312
                                                                  ------------
Japan -- 11.8%
Canon, Inc. (Office Equipment) ........   45,000                  $  1,051,822
Eisai Co. Ltd. (Pharmaceuticals) ......   16,000                       244,810
Fuji Photo Film Co. (Photographic
  Products) ...........................    5,000                       192,219
Kirin Beverage Corp. (Beverages) ......   55,000                       913,425
Nippon Broadcasting
  (Broadcasting) ......................    8,000                       317,392
Osaka Sanso Kogyo Ltd.
  (Chemicals) .........................   56,000                        60,280
Rohm Co. (Electronics) ................    6,000                       613,563
Sony Corp. (Electronics) ..............   11,500                     1,025,681
Takeda Chemical Industries
  (Pharmaceuticals) ...................   35,000                     1,001,076
Terumo Corp. (Pharmaceuticals) ........   21,000                       310,011
Tokyo Broadcasting System, Inc.
  (Broadcasting) ......................   13,000                       164,924
Ushio, Inc. (Electronics) .............   25,000                       167,038
                                                                  ------------
                                                                  $  6,062,241
                                                                  ------------
Mexico -- 0.5%
TV Azteca, S.A. de C.V., ADR
  (Broadcasting)* .....................   10,820                  $    244,126
                                                                  ------------
Netherlands -- 8.6%
Akzo Nobel NV (Chemicals) .............    4,260                  $    735,164
Benckiser NV (Consumer Goods
  and Services)* ......................    6,800                       281,627
IHC Caland NV (Transportation)* .......   13,550                       703,653
Koninklijke Ahold NV, ADR
  (Food/Retail) .......................   22,570                       589,641
Koninklijke Ten Cate (Diversified
  Operations)* ........................    8,500                       267,277
Philips Electronics NV
  (Manufacturing) .....................    6,840                       410,576
Royal Dutch Petroleum Co., ADR
  (Oils) ..............................   18,920                     1,025,228
Wolters Kluwer NV (Publishing) ........    3,150                       407,239
                                                                  ------------
                                                                  $  4,420,405
                                                                  ------------
Peru -- 0.7%
Telefonica del Peru S.A., ADR
  (Telecommunications) ................   14,700                  $    342,694
                                                                  ------------
Portugal -- 1.7%
Banco Totta E Acores (Banks and
  Credit Cos.) ........................   15,200                  $    298,791
Telecel - Comunicacaoes Pessoais
  S.A. (Telecommunications)* ..........    5,480                       584,514
                                                                  ------------
                                                                  $    883,305
                                                                  ------------
Singapore -- 0.6%
Singapore Press Holdings Ltd.
  (Publishing) ........................   23,000                  $    288,869
                                                                  ------------
South Korea -- 0.1%
Korea Electric Power Corp.
  (Utilities - Electric) ..............    8,100                  $     75,027
                                                                  ------------

14 - IGI

Issuer                                  Shares                       Value
Spain -- 4.6%
Iberdrola SA (Utilities - Electric) ... 81,440                     $ 1,073,552
Aceralia Corp Side (Iron and
  Steel)* .............................  5,200                          63,932
Acerinox S.A. (Iron and Steel) ........  3,040                         451,103
Repsol S.A. (Oils) .................... 18,500                         790,598
                                                                   -----------
                                                                   $ 2,379,185
                                                                   -----------
Sweden -- 4.3%
Astra AB (Pharmaceuticals) ............ 47,200                     $   794,603
Skandia Forsakrings AB
  (Insurance) ......................... 17,830                         842,035
Telefonaktiebolaget LM Ericsson
  (Telecommunications) ................ 15,720                         586,552
                                                                   -----------
                                                                   $ 2,223,190
                                                                   -----------
Switzerland -- 3.1%
Ciba Specialty AG (Chemicals)* ........  4,820                     $   575,187
Novartis AG (Pharmaceuticals) .........    627                       1,019,128
                                                                   -----------
                                                                   $ 1,594,315
                                                                   -----------
United Kingdom -- 23.2%
ASDA Group PLC (Supermarkets) .........312,800                     $   921,621
Avis Europe PLC (Auto Rental)## .......200,630                         574,263
Bank Of Scotland (Banks and Credit
  Cos.) ............................... 58,930                         536,077
Booker PLC (Food-Wholesale) ........... 59,750                         314,524
British Aerospace PLC (Aerospace
  and Defense) ........................ 55,980                       1,597,711
British Petroleum PLC, ADR (Oils) ..... 15,500                       1,235,156
Compass Group PLC
  (Food - Catering)## ................. 85,050                       1,047,905
Diageo PLC (Diversifie
  Operations) ......................... 62,500                         572,665
Kwik-Fit Holdings PLC (Automotive
  Repair Centers) .....................151,330                         878,750
Lloyds TSB Group PLC (Banks and
  Credit Cos.) ........................ 43,910                         572,120
Lucas Varity (Diversified
  Operations) .........................173,800                         614,687
PowerGen PLC (Utilities - Electric) ... 89,820                       1,170,210
Tomkins PLC (Diversified
  Operations) .........................286,250                       1,356,138
Williams Holdings (Diversified
  Operations) ......................... 98,460                         547,447
                                                                   -----------
                                                                   $11,939,274
                                                                   -----------
    Total Stocks
      (Identified Cost, $47,934,339) .........................     $49,320,235
                                                                   -----------
Warrants
Eaux (Cie General) (Utilities - Water)
  (France)*, (Identified Cost, $0).......2,160                     $     1,468
                                                                   -----------
Short-Term Obligations -- 5.7%
                                     Principal Amount
                                       (000 Omitted)
Federal Home Loan Mortgage
  Corp., due 1/02/98, at Amortized
  Cost ...........................      $2,910                     $ 2,909,616
                                                                   -----------
    Total Investments
      (Identified Cost, $50,843,955)...............                $52,231,319
Other Assets,
  Less Liabilities -- (1.7)% ......................                   (863,216)
                                                                   -----------
    Net Assets -- 100.0% ..........................                $51,368,103
                                                                   ===========

           See portfolio footnotes and notes to financial statements



Portfolio of Investments -- December 31, 1997
Money Market Series
Commercial Paper -- 37.8%
                                           Principal Amount
Issuer                                      (000 Omitted)              Value
Associates Corp. of North America,
  due 1/22/98 .........................        $ 7,000            $  6,976,725
AT&T Corp., due 2/23/98 - 2/24/98 .....         13,000              12,890,127
Bank of America, FSB, due 1/20/98......          9,000               8,972,925
Bankers Trust of New York Corp.,
  due 1/12/98 - 1/15/98 ...............          9,000               8,983,799
du Pont (E. I.) de Nemours & Co.,
  due 2/13/98 - 3/06/98 ...............         12,000              11,897,140
Duke Power Co., due 1/15/98 ...........          7,000               6,984,619
Ford Motor Credit Corp., due
  1/08/98 .............................         10,000               9,988,897
General Electric Capital Corp., due
  1/13/98 - 4/23/98 ...................         13,400              13,260,557
General Motors Acceptance Corp.,
  due 1/29/98 .........................          8,600               8,562,676
Goldman Sachs Group LP, due
  1/07/98 - 4/06/98 ...................         13,000              12,929,845
Merrill Lynch & Co., Inc., due
  2/19/98 .............................         10,000               9,923,778
Nationsbank Corp., due
  1/09/98 - 2/12/98 ...................         11,600              11,548,961
Procter & Gamble Co., due 2/05/98......          5,600               5,568,422
                                                                  ------------
    Total Commercial Paper, at Amortized Cost ..........          $128,488,471
                                                                  ------------
U.S. Government and Agency
 Obligations -- 61.6%
Federal Farm Credit Bank, due
  1/02/98 - 8/12/98 ...................        $22,584            $ 22,308,738
Federal Home Loan Bank, due
  1/05/98 - 2/20/98 ...................         25,100              24,979,051
Federal Home Loan Mortgage
  Corp., due 1/02/98 - 3/02/98 ........         60,000              59,751,821
Federal National Mortgage Assn.,
  due 1/16/98 - 5/05/98 ...............         89,973              89,253,117
Student Loan Marketing Assn., due
  1/27/98 .............................          8,200               8,167,961
Tennessee Valley Authority, due
  1/28/98 .............................          5,000               4,979,188
                                                                  ------------
    Total U.S. Government and Agency Obligations,
      at Amortized Cost ................................          $209,439,876
                                                                  ------------
    Total Investments, at Amortized Cost ...............          $337,928,347
Other Assets,
  Less Liabilities -- 0.6% ..............................             2,131,887
                                                                  ------------
    Net Assets -- 100.0% ...............................          $340,060,234
                                                                  ============

           See portfolio footnotes and notes to financial statements


                                                                        15 - IGI

Portfolio of Investments -- December 31, 1997
World Asset Allocation Series
Stocks -- 55.5%



Issuer                                  Shares                         Value
U.S. Stocks -- 7.1%
Aerospace -- 0.1%
Allied Signal, Inc. ...................  2,600                    $    101,238
Raytheon Co. ..........................  1,200                          59,175
                                                                  ------------
                                                                  $    160,413
                                                                  ------------
Banks and Credit Companies -- 0.3%
Bank of New York, Inc. ................  1,000                    $     57,812
BankBoston Corp. ......................    600                          56,363
CCB Financial Corp. ...................    100                          10,750
Compass Bancshares, Inc. ..............  1,300                          56,875
Fleet Financial Group, Inc. ...........    600                          44,963
PNC Bank Corp. ........................    900                          51,356
Washington Mutual, Inc. ...............    700                          44,669
Wells Fargo & Co. .....................    200                          67,887
                                                                  ------------
                                                                  $    390,675
                                                                  ------------
Business Services -- 0.4%
Cendant Corp.* ........................  6,600                    $    226,875
Computer Sciences Corp.* ..............  1,000                          83,500
First Data Corp. ......................  2,300                          67,275
Ikon Office Solutions, Inc. ...........  1,300                          36,562
Service Master Company* ...............    900                          26,325
                                                                  ------------
                                                                  $    440,537
                                                                  ------------
Cellular Telephones -- 0.1%
Telephone & Data Systems, Inc. ........  1,600                    $     74,500
                                                                  ------------
Chemicals -- 0.1%
Air Products & Chemicals, Inc. ........  1,200                    $     98,700
                                                                  ------------
Computer Software -- Personal
  Computers -- 0.2%
Compaq Computer Corp. .................  1,600                    $     90,300
Microsoft Corp.* ......................    900                         116,325
                                                                  ------------
                                                                  $    206,625
                                                                  ------------
Computer Software -- Services -- 0.1%
Compuware Corp.* ......................  4,700                    $    150,400
                                                                  ------------
Computer Software -- Systems -- 0.4%
BMC Software, Inc.* ...................  2,800                    $    183,750
Cadence Design Systems, Inc.* .........  2,000                          49,000
Computer Associates
  International, Inc. .................  3,750                         198,281
Oracle Systems Corp.* .................  3,650                          81,441
                                                                  ------------
                                                                  $    512,472
                                                                  ------------
Consumer Goods and Services -- 0.9%
Clorox Co. ............................    400                    $     31,625
Philip Morris Cos., Inc. ..............  3,600                         163,125
RJR Nabisco Holdings Corp. ............  2,300                          86,250
Service Corp. International ...........  3,300                         121,893
Tyco International Ltd. ............... 14,558                         656,020
UST, Inc. .............................  1,700                          62,794
                                                                  ------------
                                                                  $  1,121,707
                                                                  ------------
Electrical Equipment -- 0.1%
General Electric Co. ..................  1,600                    $    117,400
                                                                  ------------
Electronics -- 0.1%
Altera Corp.* .........................    800                    $     26,500
Analog Devices, Inc.* .................    900                          24,919
Intel Corp. ...........................    800                          56,200
                                                                  ------------
                                                                  $    107,619
                                                                  ------------
Entertainment -- 0.6%
CBS Corp. .............................  1,200                    $     35,325
Clear Channe
  Communications, Inc.* ...............  1,700                         135,044
Harrah's Entertainment, Inc.* .........  2,400                          45,300
HBO & Co. .............................  2,500                         120,000



Issuer                                   Shares                        Value
U.S. Stocks -- continued
Entertainment -- continued
LIN Television Corp.* .................  5,300                    $    288,850
Mirage Resorts, Inc.* .................  3,900                          88,725
Viacom, Inc., "B"* ....................  1,900                          78,731
                                                                  ------------
                                                                  $    791,975
                                                                  ------------
Financial Institutions -- 0.2%
American Express Co. ..................  1,300                    $    116,025
Associates First Capital Corp., "A" ...  1,200                          85,350
Union Planters Corp. ..................    900                          61,144
                                                                  ------------
                                                                  $    262,519
                                                                  ------------
Food and Beverage Products -- 0.1%
McCormick & Co., Inc. .................  2,800                    $     78,400
PepsiCo, Inc. .........................  1,400                          51,013
                                                                  ------------
                                                                  $    129,413
                                                                  ------------
Insurance -- 0.6%
Allstate Corp. ........................  1,400                    $    127,225
Chubb Corp. ...........................  1,600                         121,000
Conseco, Inc. .........................  3,300                         149,944
Lincoln National Corp. ................  2,300                         179,687
Progressive Corp. .....................    500                          59,937
Provident Cos., Inc. ..................  1,000                          38,625
Reliastar Financial Corp. .............    600                          24,713
Torchmark, Inc. .......................  1,400                          58,888
                                                                  ------------
                                                                  $    760,019
                                                                  ------------
Medical and Health Products -- 0.5%
Boston Scientific Corp.* ..............    900                    $     41,288
Bristol-Myers Squibb Co.### ...........  4,300                         406,887
McKesson Corp. ........................    400                          43,275
Pfizer, Inc. ..........................  1,400                         104,387
                                                                  ------------
                                                                  $    595,837
                                                                  ------------
Medical and Health Technology
  and Services -- 0.4%
AmeriSource Health Corp.,"A"* .........  1,600                    $     93,200
HEALTHSOUTH Corp.* ....................  2,800                          77,700
Shared Medical Systems ................  1,200                          79,200
Tenet Healthcare Corp.* ...............  3,900                         129,187
United Healthcare Corp. ...............  2,900                         144,094
                                                                  ------------
                                                                  $    523,381
                                                                  ------------
Oil Services -- 0.1%
Noble Drilling Corp.* .................  2,500                    $     76,563
                                                                  ------------
Railroads -- 0.1%
Burlington Northern Santa Fe
  Railway Co. .........................    400                    $     37,175
Wisconsin Central
  Transportation Corp.* ...............  2,200                          51,425
                                                                  ------------
                                                                  $     88,600
                                                                  ------------
Restaurants and Lodging -- 0.1%
Promus Hotel Corp.* ...................  1,572                    $     66,024
                                                                  ------------
Special Products and Services -- 0.1%
Royal Caribbean Cruises Ltd. ..........  1,500                    $     79,969
                                                                  ------------
Stores -- 0.6%
CVS Corp. .............................  2,300                    $    147,344
Office Depot, Inc.* ...................  4,200                         100,537
Rite Aid Corp. ........................  8,300                         487,106
                                                                  ------------
                                                                  $    734,987
                                                                  ------------
Supermarkets -- 0.3%
Meyer (Fred), Inc.* ...................  4,500                    $    163,687
Safeway, Inc.* ........................  2,900                         183,425
                                                                  ------------
                                                                  $    347,112
                                                                  ------------

16 - WAA

Issuer                                                   Shares          Value
U.S. Stocks -- continued
Telecommunications -- 0.2%
Bay Networks, Inc.,* .........................            2,800       $   71,575
Cellular Communications
  International* .............................              800           37,400
Cisco Systems, Inc.* .........................            1,700           94,775
Newell Co. ...................................            2,100           89,250
                                                                      ----------
                                                                      $  293,000
                                                                      ----------
Utilities -- Electric -- 0.1%
AES Corp.* ...................................            1,600       $   74,600
                                                                      ----------
Utilities -- Telephone -- 0.2%
AT&T Corp. ...................................            2,600       $  159,250
MCI Communications Corp. .....................            3,400          145,562
                                                                      ----------
                                                                      $  304,812
                                                                      ----------
U.S. Government Guaranteed -- 0.1%
Federal National Mortgage Assn ...............            3,000       $  171,188
                                                                      ----------
    Total U.S. Stocks .........................................       $8,681,047
                                                                      ----------
Foreign Stocks -- 48.4%
Australia -- 1.8%
QBE Insurance Group Ltd.
  (Insurance) ................................          319,448       $1,437,488
Seven Network Ltd. (Entertainment) ...........          203,000          735,335
                                                                      ----------
                                                                      $2,172,823
                                                                      ----------
Canada -- 1.7%
Canadian National Railway Co.
  (Railroads) ................................           44,500       $2,102,625
                                                                      ----------
Chile -- 0.8%
Chilectra S.A., ADR
  (Utilities -- Electric) ....................           40,000       $1,022,840
                                                                      ----------
Finland -- 1.0%
Huhtamaki Oy Group
  (Conglomerate) .............................           15,000       $  620,165
TT Tieto Oy (Computer Software --
  Systems) ..................................            5,900          664,578
                                                                      ----------
                                                                      $1,284,743
                                                                      ----------
France -- 2.8%
Alcatel Alsthom, ADR
  (Telecommunications) .......................            3,700       $   93,656
Total S.A., "B" (Oils)* ......................            6,730          732,738
TV Francaise (Broadcasting) ..................           10,100        1,032,497
Union des Assurances Federales
  S.A. (Insurance) ...........................           12,100        1,588,929
                                                                      ----------
                                                                      $3,447,820
                                                                      ----------
Germany -- 3.0%
adidas AG (Apparel and Textiles) .............            5,900       $  776,817
Henkel Kgaa (Chemicals) ......................           25,300        1,597,969
Schering Plough Corp.
  (Pharmaceuticals) ..........................            2,200          136,675
Volkswagen AG (Automotive) ...................              600          337,896
Wella AG (Cosmetics) .........................            1,150          873,539
                                                                      ----------
                                                                      $3,722,896
                                                                      ----------
Hong Kong -- 1.2%
Li & Fung Ltd. (Wholesale) ...................          304,000       $  425,682
Liu Chong Hing Bank
  (Banks and Credit Cos.) ....................          157,000          228,961
Peregrine Investment Holdings
  (Finance) ..................................          169,000          119,959
Wing Hang Bank Ltd. ..........................
  (Banks and Credit Cos.) ....................          261,000          737,678
                                                                      ----------
                                                                      $1,512,280
                                                                      ----------


Issuer                                                  Shares          Value

Foreign Stocks -- continued
Hungary -- 0.3
Magyar Tavkozlesi Rt.
  (Telecommunications)* ........................        13,000       $   338,000
                                                                     -----------
Indonesia -- 0.6
Gulf Indonesia Resources Ltd.*
  (Oil Services) ...............................         5,100       $   112,200
PT Indosat (Telecommunications) ................        84,000           157,211
PT Indosat, ADR
  (Telecommunications) .........................        22,000           424,875
                                                                     -----------
                                                                     $   694,286
                                                                     -----------
Ireland -- 0.1%
Elan Corp., PLC, ADR
  (Health Products)* ...........................         1,200       $    61,425
                                                                     -----------
Italy -- 1.1%
ERG S.P.A. (Oils)* .............................       116,000       $   432,170
Instituto Nazionale delle
  Assicurazioni (Insurance) ....................       159,000           322,498
Telecom Italia Mobile S.P.A., Saving
  Shares (Telecommunications) ..................       211,000           600,469
                                                                     -----------
                                                                     $ 1,355,137
                                                                     -----------
Japan -- 9.1%
Canon, Inc. (Office Equipment) .................        53,000       $ 1,238,813
Eisai Co. Ltd. (Pharmaceuticals) ...............        48,000           734,430
Fuji Photo Film Co. (Photographic
  Products) ....................................        25,000           961,095
Kinki Coca-Cola Bottling Co.
  (Beverages) ..................................        20,000           213,747
Kirin Beverage Corp. (Beverages) ...............        38,000           631,093
Nippon Broadcasting
  (Broadcasting) ...............................         8,000           317,392
Nitto Denko Corp. (Industrial Goods
  and Services) ................................        51,000           882,285
NTT Data Communications Systems
  Co. (Telecommunications) .....................            11           594,572
Osaka Sanso Kogyo Ltd.
  (Chemicals) ..................................       105,000           113,025
Rohm Co. (Electronics) .........................         6,000           613,563
Sankyo Co. Ltd. (Pharmaceuticals) ..............        27,000           612,410
Sony Corp. (Electronics) .......................        17,700         1,578,656
Takeda Chemical Industries
  (Pharmaceuticals) ............................        37,000         1,058,281
TDK Corp. (Electronics) ........................         8,000           605,259
Tokyo Broadcasting System, Inc.
  (Broadcasting) ...............................        51,000           647,009
Ushio, Inc. (Electronics) ......................        54,000           360,803
                                                                     -----------
                                                                     $11,162,433
                                                                     -----------
Malaysia -- 0.2%
New Straits Times Press Berhad
  (Printing and Publishing) ....................       153,500       $   190,934
                                                                     -----------
Mexico -- 0.2%
TV Azteca, S.A. de C.V., ADR
  (Broadcasting)* ..............................        12,400       $   279,775
                                                                     -----------
Netherlands -- 4.0%
Akzo Nobel N.V. (Chemicals) ....................        11,600       $ 2,001,856
Benckiser (Consumer Goods and
  Services)* ...................................        21,800           902,863
IHC Caland N.V. (Transportation)* ..............         7,893           409,885
Koninklijke AhrenA Groep N.V.
  (Diversified Operations)* ....................        26,564           835,288
Royal Dutch Petroleum Co. (Oils) ...............        14,500           796,648
                                                                     -----------
                                                                     $ 4,946,540
                                                                     -----------


                                                                     17 -- WAA

Issuer                                                      Shares       Value

Foreign Stocks -- continued
Peru -- 0.5%
Telefonica del Peru S.A., ADR
  (Telecommunications) .............................        26,500    $  617,781
                                                                      ----------
Philippines
Alsons Cement Corp.
  (Building Materials)## ...........................       943,000    $   47,150
                                                                      ----------
Poland -- 0.1%
KGHM Polska Miedz S.A., GD
  (Metals and Minerals)*## .........................        17,600    $  120,560
                                                                      ----------
Portugal -- 2.2%
Banco Espirito Santo e Comercial
  de Lisboa S.A.
  (Banks and Credit Cos.) ..........................        27,000    $  804,346
Banco Totta E Acores
  (Banks and Credit Cos.) ..........................        49,000       963,209
Portugal Telecom S.A.
  (Utilities -- Telephone) .........................         7,900       366,962
Telecel -- Comunicacaoes Pessoais
  S.A. (Telecommunications)* .......................         5,000       533,315
                                                                      ----------
                                                                      $2,667,832
                                                                      ----------
Singapore -- 0.7
Singapore Finance (Finance) ........................       217,000    $  148,542
Hong Leong Finance Ltd.
  (Finance)+ .......................................       159,000       170,357
Mandarin Oriental International Ltd.
  (Restaurants and Lodgings) .......................       337,690       226,252
Overseas Union Bank (Finance) ......................        91,000       349,375
                                                                      ----------
                                                                      $  894,526
                                                                      ----------
Spain -- 1.5%
Aceralia Corp. Side (Steel) ........................         6,400    $   78,685
Acerinox S.A. (Iron and Steel) .....................         5,600       830,980
Repsol S.A. (Oils) .................................        21,000       897,436
                                                                      ----------
                                                                      $1,807,101
                                                                      ----------
Sweden -- 2.6%
Astra AB (Pharmaceuticals) .........................        69,933    $1,177,308
Skandia Forsakrings AB (Insurance) .................        20,100       949,237
Forenings Sparbanken AB, "A"
  (Banks and Credit Cos.) ..........................        45,000     1,024,275
                                                                      ----------
                                                                      $3,150,820
                                                                      ----------
Switzerland -- 2.1%
Ciba Specialty AG (Chemicals)* .....................        12,258    $1,462,789
Novartis AG (Pharmaceuticals) ......................           700     1,137,782
                                                                      ----------
                                                                      $2,600,571
                                                                      ----------
United Kingdom -- 10.3
ASDA Group PLC (Supermarkets) ......................       458,000    $1,349,432
Avis Europe PLC (Auto Rental)## ....................       239,000       684,089
British Aerospace PLC (Aerospace
  and Defense)* ....................................        74,000     2,112,015
British Petroleum PLC (Oils)* ......................        95,337     1,263,087
British Petroleum PLC, ADR (Oils) ..................         1,200        95,625
Capital Radio PLC (Broadcasting) ...................        19,800       161,226
Carlton Communicatons PLC
  (Broadcasting) ...................................        70,000       541,205
Corporate Services Group PLC
  (Business Services) ..............................       162,500       569,375
Danka Business Systems, ADR
  (Business Services) ..............................         3,400        54,188
Diageo PLC (Food and Beverages) ....................        82,000       751,337
Jarvis Hotels PLC (Restaurants and
  Lodging)+ ........................................       163,000       402,202
Kwik-Fit Holdings PLC (Automotive
  Repair Centers) ..................................       139,000       807,152


Issuer                                                      Shares      Value

Foreign Stocks -- continued
United Kingdom -- continued
Lloyds TSB Group PLC (Banks and
  Credit Cos.) ...............................              93,505   $ 1,218,312
Lucas Variety ................................             155,000       548,196
PowerGen PLC (Utilities - Electric) ..........              81,945     1,067,612
Tomkins PLC (Diversified
  Operations) ................................             230,000     1,089,648
                                                                     -----------
                                                                     $12,714,701
                                                                     -----------
Venezuela -- 0.5%
Compania Anonima Nacional
  Telefonos de Venezuela, ADR
  (Telecommunications) .......................              14,100   $   586,913
                                                                     -----------
    Total Foreign Stocks ......................................      $59,502,512
                                                                     -----------
    Total Stocks
      (Identified Cost, $63,032,318) ..........................      $68,183,559
                                                                     -----------
Preferred Stock -- 0.3%
Time Warner, Inc., 10.25##
  (Entertainment)
  (Identified Cost, $273,698) ................                 282   $   318,660
                                                                     -----------
Bonds -- 12.7%

                                                   Principal Amount
                                                    (000 Omitted)
U.S. Bonds -- 9.3%
Aerospace -- 0.2%
BE Aerospace, Inc., 9.875s, 2006 .............                $250    $  263,750
                                                                      ----------
Automotive -- 0.4%
Hayes Wheels International, Inc.,
  9.125s, 2007 ...............................                $500    $  517,500
                                                                      ----------
Building -- 0.5%
Building Materials Corp., 8s, 2007##                          $300    $  294,000
Nortek, Inc., 9.25s, 2007 ....................                  60        60,750
Nortek, Inc., 9.875s, 2004 ...................                 200       204,500
                                                                      ----------
                                                                      $  559,250
                                                                      ----------
Chemicals -- 0.7%
Harris Chemical North America,
  Inc., 10.25s, 2001 .........................                $500    $  525,000
NL Industries, Inc., 11.75s, 2003 ............                 250       276,250
                                                                      ----------
                                                                      $  801,250
                                                                      ----------
Consumer Goods
  and Services -- 0.9
E & S Holdings Corp., 10.375s,
  2006 .......................................                $200    $  182,000
Iron Mountain, Inc., 10.125s, 2006 ...........                 500       550,000
Kindercare Learning Centers, Inc.,
  9.5s, 2009 .................................                 100        99,500
Westpoint Stevens, Inc., 9.375s
  2005 .......................................                 250       262,500
                                                                      ----------
                                                                      $1,094,000
                                                                      ----------
Containers -- 0.4
Gaylord Container Corp., 9.75s,
  2007 .......................................                $500    $  482,500
                                                                      ----------
Entertainment -- 0.3%
AMC Entertainment, Inc., 9.5s, 2009 ..........                $ 50    $   51,250
Cinemark USA, Inc., 9.625s, 2008 .............                 250       258,125
                                                                      ----------
                                                                      $  309,375
                                                                    ----------
Finance -- 0.4%
APP International Finance Co.,
  11.75s, 2005 ...............................                $500    $  462,500
                                                                      ----------
Food and Beverage
  Products -- 0.4%
Borden, Inc., 9.25s, 2019 ....................                $530    $  553,262
                                                                      ----------


18 - WAA

                                       Principal Amount
                                        (000 Omitted)

Forest and Paper Products -- 0.8%
Silgan Holdings, Inc., 9s, 2009 ........      $500            $    511,250
Stone Container Corp., 9.875s, 2001 ....       500                 501,250
                                                              ------------
                                                              $  1,012,500
                                                              ------------
Industrial -- 0.2%
AGCO Corp., 8.5s, 2006 .................      $225            $    230,063
                                                              ------------
Media -- 0.4%
Comcast Cellular Holdings, Inc.,
  9.5s, 2007 ...........................      $500            $    520,000
                                                              ------------
Medical and Health Technology
  and Services -- 0.2%
Tenet Healthcare Corp., 8.625s,
  2007 .................................      $ 60            $     61,950
Tenet Healthcare Corp., 10.125s,
  2005 .................................       140                 152,950
                                                              ------------
                                                              $    214,900
                                                              ------------
Metals and Minerals -- 0.4%
Kaiser Aluminum & Chemical Corp.,
  9.875s, 2002 .........................      $500            $    517,500
                                                              ------------
Oil Services -- 0.1%
Falcon Drilling, Inc., 8.875s, 2003 ....      $150            $    157,500
                                                              ------------
Special Products and
  Services -- 0.9%
IMO Industries, Inc., 11.75s, 2006 .....      $250            $    276,250
Polymer Group, Inc., 9s, 2007 ..........       500                 498,750
Thermadyne Industries Holdings
  Corp., 10.75s, 2003 ..................       300                 316,500
                                                              ------------
                                                              $  1,091,500
                                                              ------------
Steel -- 0.4%
Alaska Steel Holdings Corp.,
  9.125s, 2006 .........................      $250            $    255,625
WCI Steel, Inc., 10s, 2004 .............       250                 255,625
                                                              ------------
                                                              $    511,250
                                                              ------------
Stores -- 0.2%
Revlon, Inc., 10.5s, 2003 ..............      $200            $    213,000
                                                              ------------
Supermarkets -- 0.4%
Pathmark Stores, Inc., 9.625s, 2003 ....      $250            $    230,000
Ralph's Grocery Co., 10.45s, 2004 ......       200                 226,000
                                                              ------------
                                                              $    456,000
                                                              ------------
Telecommunications -- 1.1%
Cablevision Systems Corp., 9.25s,
  2005 .................................      $250            $    265,000
Chancellor Media Corp., 8.75s,
  2007 .................................       250                 254,375
EchoStar Satellite Broadcasting
  Corp., Principal Stripped, 0s to
  2000, 13.125s, 2004## ................       350                 290,500
Jones Intercable, Inc., 8.875s, 2007 ...       250                 261,250
NEXTEL Communications, Inc., 0s
  to 2002, 9.75s, 2007## ...............       150                  92,062
Teleport Communications Group,
  Inc., 0s to 2001, 11.125s, 2007 ......       275                 224,125
                                                              ------------
                                                              $  1,387,312
                                                              ------------
    Total U.S. Bonds ........................................ $ 11,354,912
                                                              ------------


                                       Principal Amount
                                         (000 Omitted)
Foreign Bonds -- 3.4%
Brazil -- 0.6%
Federal Republic of Brazil, 6.813s,
  2001 .................................  $      785          $    747,712
                                                              ------------
Canada -- 0.4%
Rogers Cantel, Inc., 9.375s, 2008 ......  $      250          $    263,750
Gulf Canada Resources Ltd., 9.25s,
  2004 .................................         250               263,655
                                                              ------------
                                                              $    527,405
                                                              ------------
Indonesia -- 0.4%
PT Indah Kiat Pulp & Paper Corp.,
  8.875s, 2000## .......................  $      500          $    444,465
                                                              ------------
Mexico -- 0.5%
United Mexican States, 11.5s, 2026......  $      500          $    592,000
                                                              ------------
Philippines -- 0.7%
Bangko Sentral NG Philipinas, 8.6s,
  2027(Bank) ...........................  $    1,000          $    806,600
                                                              ------------
Russia -- 0.7%
Ministry of Finance, Russia, 10s,
  2007 .................................  $    1,000          $    926,500
                                                              ------------
United Kingdom -- 0.1%
Colt Telecom Group PLC, 8.875s,
  2007 ................................DEM       300          $    170,075
                                                              ------------
    Total Foreign Bonds ............................          $  4,214,757
                                                              ------------
    Total Bonds
      (Identified Cost, $15,511,505) ...............          $ 15,569,669
                                                              ------------
Convertible Bond -- 0.2%
Exide Corp., 2.9s, 2005##, ###
  (Identified Cost $242,000) ...........  $      400          $    259,500
                                                              ------------
Contingent Promissory
                     Note -- 4.4%
Cargill, interest rate linked to
  commodity index, matures in
  2002, (Illiquid) (Identified Cost,
  $5,527,500)+ ........................   $5,500,000          $  5,444,138
                                                              ------------

                                              Shares
Rights -- 0.2%
Merrill Lynch & Co., Inc.* .............         900          $     65,644
Gillette Co.* ..........................       1,300               130,569
Kroger Co.* ............................       1,500                55,406
                                                              ------------
  Total Rights
    (Identified Cost, $243,714) ....................          $    251,619
                                                              ------------
WarrantsForeign Stocks
Peregrine Investment Holdings
  (Finance)*, (Identified Cost,
  $1,215) ..............................       9,800          $         13
                                                              ------------



                                                                        19 - WAA

Call Options Purchased -- 0.4%


                                        Principal Amount
Issuer/Expiration Month/Price             (000 Omitted)           Value

Deutsche Marks/British Pounds/
  March/2.775 .......................... $   20,986             $     23,588
Finnish Markka/Deutsche Marks/
  January/2.8804 .......................     52,438                  --
Japanese Yen
  April/130 ............................  2,876,169                  506,206
                                                                ------------
    Total Call Options Purchased
      (Premiums Paid, $489,795) ..........................      $    529,794
                                                                ------------
Put Options Purchased -- 0.1%
Australian Dollar/
  December/0.71 ........................ $    7,220             $     22,071
Canadian Dollar
  May/1.43 .............................     17,210                  137,644
                                                                ------------
    Total Put Options Purchased
      (Premiums Paid, $328,283) ..........................      $    159,715
                                                                ------------
Short-Term Obligations -- 24.0%
Federal Home Loan Mortgage
  Corp., due 1/09/98 - 1/14/98 ......... $    9,640             $  9,625,608
Federal Home Loan Bank, due
  1/14/98 ..............................      6,280                6,267,323
Federal Farm Credit Bank, due
  1/12/98 ..............................      4,490                4,482,139
Federal National Mortgage Assn.,
  due 1/13/98 ..........................      4,250                4,241,939
Ford Motor Credit Corp.,
  due 1/02/98 ..........................      4,900                4,899,081
                                                                ------------
    Total Short-Term Obligations,
      at Amortized Cost ..................................      $ 29,516,090
                                                                ------------
    Total Investments
      (Identified Cost, $115,166,118) ....................      $120,232,757

Call Options Written -- (0.5)%
                                         Principal Amount
                                           of Contracts
Issuer/Expiration Month/Strike Price       (000 Omitted)

Swiss Francs/Deutsche Marks/
  March/0.847 ..........................     15,752             $   (496,960)
Detusche Marks/British Pounds/
  March/2.675 ..........................     20,230                   (2,812)
Japanese Yen/May/119 ...................  1,423,136                 (115,274)
                                                                ------------
    Total Call Options Written
      (Premiums Received $435,810) .......................      $   (615,046)
                                                                ------------
Put Options Written -- (0.4)%
Japanese Yen/May/132 ...................    812,255             $   (106,405)
Canadian Dollar/May/1.38 ...............     16,608                 (414,171)
                                                                ------------
    Total Put Options Written
      (Premiums Received $358,334) .......................      $   (520,576)
                                                                ------------
Other Assets,
  Less Liabilities -- 3.1% ...............................      $  3,815,269
                                                                ------------
    Net Assets -- 100.0% .................................      $122,912,404
                                                                ============

           See portfolio footnotes and notes to financial statements

Portfolio of Investments -- December 31, 1997
World Governments Series
Bonds -- 93.2%


                                        Principal Amount
Issuer                                   (000 Omitted)              Value

U.S. Bonds -- 42.6%
U.S. Treasury Notes, 5.75s, 2003 ....... $   15,240             $ 15,249,449
U.S. Treasury Notes, 5.875s, 2004 ......      5,800                5,850,750
U.S. Treasury Notes, 6.5s, 2005 ........     20,450               21,319,125
U.S. Treasury Notes, 6.625s, 2002 ......      4,445                4,590,840
                                                                ------------
    Total U.S. Bonds ......................................     $ 47,010,164
                                                                ------------
Foreign Bonds -- 50.6%
Germany -- 13.4%
Federal Republic of Germany, 6.25s,
  2006 ................................... DEM      16,144     $  9,531,877
Treuhandanstalt, 6s, 2003 ................           9,086        5,298,903
                                                               ------------
                                                               $ 14,830,780
                                                               ------------
Italy -- 5.5%
Republic of Italy, 8.5s, 2004 ............ ITL   5,595,000     $  3,657,405
Republic of Italy, 9.5s, 1999 ............       4,105,000        2,424,679
                                                               ------------
                                                               $  6,082,084
                                                               ------------
Japan -- 18.8%
Federal National Mortgage Assn.,
  2.125s, 2007 ........................... JPY   1,070,000     $  8,375,880
International Bank for Reconstruction and
  Development, 4.5s, 2003 ................         932,000        8,305,305
Japan Development Bank, 2.875s, 2006 .....         490,000        4,065,124
                                                               ------------
                                                               $ 20,746,309
                                                               ------------
Spain -- 3.1%
Government of Spain, 7.35s, 2007 ......... ESP     457,400     $  3,377,122
                                                               ------------
Sweden -- 1.9%
Kingdom of Sweden, 6s, 2005 .............. SEK      16,900     $  2,146,066
                                                               ------------
United Kingdom -- 7.9%
U.K Treasury Stock, 7.75s, 2006 .......... GBP       2,230     $  3,996,207
U.K Treasury Stock, 10s, 2003 ............           2,450        4,687,682
                                                               ------------
                                                               $  8,683,889
                                                               ------------
    Total Foreign Bonds ...................................    $ 55,866,250
                                                               ------------
    Total Bonds
      (Identified Cost, $103,253,923) .....................    $102,876,414
                                                               ------------
Put Options Purchased -- 0.4%
Australian Dollars/December/0.740 ........ AUD       6,545     $     20,010
Japanese Yen/May/130 ..................... JPY   2,762,931          486,276
                                                               ------------
    Total Put Options Purchased
      (Premium Paid, $443,574) ............................    $    506,286
                                                               ------------
Commercial Paper  --  4.2%
Associates Corp. of North America, due
  1/02/98, at Amortized Cost .............           4,600     $  4,599,144
                                                               ------------
    Total Investments
      (Identified Cost, $108,296,641) .....................    $107,981,844

Call Option Written -- (0.1)%
                                            Principal Amount
                                              of Contracts
Issuer/Expiration Month/Strike Price         (000 Omitted)

Japanese Yen/May/119
  Total Call Option Written
    (Premium Received, $215,750) ......... JPY   1,367,105     $   (110,736)
                                                               ------------
Other Assets,
  Less Liabilities -- 2.3% ................................       2,514,983
                                                               ------------
    Net Assets -- 100.0% ..................................    $110,386,091
                                                               ============

           See portfolio footnotes and notes to financial statements

20 - WGS

Portfolio of Investments -- December 31, 1997
World Total Return Series
Stocks -- 58.9%


Issuer                                            Shares               Value

Foreign Stocks -- 40.9%
Australia -- 2.0%
Australia & New Zealand Banking
  Group (Banks and Credit Cos.)* ......           21,279          $    140,574
Fosters Brewing Group Ltd.
  (Beverages) .........................          201,700               383,710
Q.B.E Insurance Group Ltd.
  (Insurance) .........................          163,386               735,222
Seven Network Ltd. (Entertainment) ....           55,720               201,837
                                                                  ------------
                                                                  $  1,461,343
                                                                  ------------
Austria -- 0.3%
Austria Tabakwerke AG (Tobacco)* ......            4,300          $    190,672
                                                                  ------------
Brazil -- 0.5%
Companhia Cervejaria Brahma,
  ADR (Beverages) .....................            8,624          $    122,353
Uniao de Bancos Brasileiros S.A.
  (Banks and Credit Cos.)* ............            6,800               218,875
                                                                  ------------
                                                                  $    341,228
                                                                  ------------
Canada -- 1.3%
Canadian National Railway Co.
  (Railroads) .........................           12,357          $    583,868
Westcoast Energy Inc.
  (Utilities-Gas) .....................           15,458               355,534
                                                                  ------------
                                                                  $    939,402
                                                                  ------------
Chile -- 0.2%
Enersis S.A., ADR
  (Utilities - Electric) ..............            4,043          $    117,247
                                                                  ------------
Finland -- 0.3%
Huhtamaki OY (Conglomerate) ...........            4,822          $    199,362
                                                                  ------------
France -- 4.4%
Elf Aquitaine S.A. (Oils) .............            2,942          $    342,320
Chargeurs S.A. (Apparels and
  Textiles) ...........................            3,586               214,588
Pin Printemps Redo (Retail) ...........            1,143               610,069
Sanofi S.A. (Medical and Health
  Products) ...........................            4,700               523,437
Total S.A. ADR (Oils) .................            9,552               530,136
TV Francaise (Entertainment) ..........            4,696               480,060
Union des Assurances Federales
  S.A. (Insurance) ....................            3,354               440,436
                                                                  ------------
                                                                  $  3,141,046
                                                                  ------------
Germany -- 3.1%
adidas AG (Apparel and Textiles) ......            4,094          $    539,032
Henkel Kgaa (Chemicals) ...............            9,432               595,733
ProSieben Media AG
  (Entertainment)* ....................            4,084               190,905
Schering Plough Corp.
  (Pharmaceuticals) ...................            7,564               469,913
Wella AG (Cosmetics) ..................              600               455,760
                                                                  ------------
                                                                  $  2,251,343
                                                                  ------------
Greece -- 0.3%
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) ................           10,715          $    219,845
                                                                  ------------
Hong Kong -- 0.6%
Hong Kong Electric Holdings Ltd.
  (Utilities - Electric) ..............           60,500          $    229,945
Wharf Holdings Ltd. (Real Estate) .....           62,000               136,026
Wing Hang Bank Ltd. (Banks and
  Credit Cos.) ........................           16,000                45,222
                                                                  ------------
                                                                  $    411,193
                                                                  ------------


Issuer                                            Shares               Value

Foreign Stocks -- continued
Italy -- 1.3%
ENI, S.P.A., ADR (Oils) ...............            3,859          $    220,204
Instituto Nazionale delle
  Assicurazioni (Insurance) ...........           75,291               152,712
Telecom Italia S.P.A.
  (Telecommunications)* ...............           72,813               321,325
Telecom Italia S.P.A., Saving Shares
  (Telecommunications) ................           74,850               213,010
                                                                  ------------
                                                                  $    907,251
                                                                  ------------
Japan -- 5.3%
Canon, Inc. (Office Equipment) ........           28,000          $    654,467
Eisai Co., Ltd. (Pharmaceuticals) .....           11,000               168,307
Fuji Photo Film Co. (Photographic
  Products) ...........................            3,000               115,332
Kirin Beverage Corp. (Beverages) ......           31,000               514,839
Nippon Broadcasting System
  (Broadcasting) ......................            5,000               198,370
Osaka Sanso Kogyo Ltd.
  (Chemicals) .........................           20,000                21,529
Rohm Company Ltd. (Electronics) .......            2,000               204,521
Sony Corp. (Electronics) ..............           11,100               990,005
Takeda Chemical Industries
  (Pharmaceuticals) ...................           18,000               514,839
Terumo Corp. (Pharmaceuticals) ........           12,000               177,149
Tokyo Broadcasting System, Inc.
  (Broadcasting) ......................           11,000               139,551
Ushio, Inc. (Electronics) .............           12,000                80,178
                                                                  ------------
                                                                  $  3,779,087
                                                                  ------------
Mexico -- 0.2%
TV Azteca, S.A. de C.V., ADR
  (Broadcasting)* .....................            6,032          $    136,097
                                                                  ------------
Netherlands -- 4.0%
Akzo Nobel NV (Chemicals) .............            3,314          $    571,909
Benckiser NV (Consumer Goods
  and Services)* ......................            6,200               256,778
Hunter Douglas NV (Consumer
  Goods and Services)* ................           10,900               382,022
IHC Caland NV (Marine Equipment) ......            6,508               337,961
Koninklijke Ahold NV, ADR
  (Food/Retail) .......................           13,502               352,740
Koninklijke Ten Cate (Diversified
  Operations)* ........................            7,400               232,688
Royal Dutch Petroleum Co., ADR
  (Oils) ..............................           10,589               573,791
Wolters Kluwer NV (Publishing)* .......            1,529               197,673
                                                                  ------------
                                                                  $  2,905,562
                                                                  ------------
Peru -- 0.3%
Telefonica del Peru S.A., ADR
  (Telecommunications) ................           10,822          $    252,288
                                                                  ------------
Portugal -- 0.8%
Banco Totta & Acores, S.A. (Banks
  and Credit Cos.) ....................           11,700          $    229,991
Telecel - Comunicacaoes Pessoais,
  S.A. (Telecommunications)* ..........            3,071               327,562
                                                                  ------------
                                                                  $    557,553
                                                                  ------------
Singapore -- 0.2%
Singapore Press Holdings Ltd.
  (Publishing) ........................           14,000          $    175,833
                                                                  ------------
South Korea -- 0.1%
Korea Electric Power Corp., ADR
  (Utilities - Electric) ..............            7,352          $     73,980
                                                                  ------------


                                                                       21 -- WTR

Issuer                                   Shares                      Value

Spain -- 2.0%
Aceralia Corporacion Siderurgica,
  S.A. (Steel)* .......................   4,500                   $     55,325
Acerinox S.A. (Iron and Steel) ........   1,722                        255,526
Iberdrola S.A. (Utilities - Electric) .  51,665                        681,054
Repsol S.A. (Oils) ....................  10,644                        454,872
                                                                  ------------
                                                                  $  1,446,777
                                                                  ------------
Sweden -- 1.6%
Astra AB (Pharmaceuticals) ............  21,027                   $    353,985
Skandia Forsakrings AB (Insurance) ....   9,499                        448,597
Telefonaktiebolaget LM Ericsson
  (Telecommunications Equipment) ......   9,172                        342,230
                                                                  ------------
                                                                  $  1,144,812
                                                                  ------------
Switzerland -- 1.4%
Ciba Specialty Chemicals AG
  (Chemicals)* ........................   3,570                   $    426,020
Novartis AG (Pharmaceuticals) .........     345                        560,764
                                                                  ------------
                                                                  $    986,784
                                                                  ------------
United Kingdom -- 10.7%
ASDA Group PLC (Retail) ............... 200,424                   $    590,521
Avis Europe PLC (Auto Rental)## ....... 183,525                        525,303
Bank Of Scotland (Banks and Credit
  Cos.)* ..............................  30,878                        280,892
Booker PLC (Food - Wholesale)* ........  48,213                        253,793
British Aerospace PLC (Aerospace
  and Defense)* .......................  29,957                        854,995
British Petroleum PLC, ADR (Oils) .....  11,312                        901,425
Compass Group PL
  (Food - Catering)## .................  47,196                        581,504
Diageo PLC (Beverages) ................  37,967                        347,878
Kwik-Fit Holdings PLC (Automotive
  Repair Centers) .....................  77,992                        452,888
Lloyds TSB Group PLC (Banks and
  Credit Cos.)* .......................  39,958                        520,628
LucasVarity PLC (Automotive) .......... 136,700                        483,473
PowerGen PLC (Utilities - Electric)* ..  43,525                        567,061
Tomkins PLC (Diversified
  Operations) ......................... 181,890                        861,722
Williams Holdings (Manufacturing) .....  86,649                        481,777
                                                                  ------------
                                                                  $  7,703,860
                                                                  ------------
    Total Foreign Stocks ...........................              $ 29,342,565
                                                                  ------------
U.S. Stocks -- 18.0%
Aerospace -- 0.6%
General Dynamics Corp. ................   2,694                   $    232,863
Lockheed Martin Corp. .................   2,181                        214,828
                                                                  ------------
                                                                  $    447,691
                                                                  ------------
Banks and Credit Companies -- 0.8%
Norwest Corp. .........................  14,378                   $    555,350
                                                                  ------------
Business Machines -- 1.0%
Digital Equipment Corp.* ..............   3,950                   $    146,150
International Business Machines Corp.     5,225                        546,339
                                                                  ------------
                                                                  $    692,489
                                                                  ------------
Chemicals -- 0.4%
Air Products & Chemicals, Inc. ........   2,800                   $    230,300
Praxair, Inc. .........................   1,651                         74,295
                                                                  ------------
                                                                  $    304,595
                                                                  ------------
Construction Services -- 0.3%
Martin Marietta Materials, Inc. .......   5,558                   $    203,214
                                                                  ------------
Consumer Goods and Services -- 2.8%
Philip Morris Cos., Inc. ..............  21,726                   $    984,460
Tyco International Ltd. ...............  22,920                      1,032,833
                                                                  ------------
                                                                  $  2,017,293
                                                                  ------------



Issuer                                  Shares                       Value

U.S. Stocks -- continued
Electrical Equipment -- 1.0%
General Electric Co. ..................  9,500                    $    697,063
                                                                  ------------
Financial Institutions -- 1.7%
American Express Co. ..................  9,059                    $    808,516
Federal Home Loan Mortgage Corp. ...... 10,693                         448,437
                                                                  ------------
                                                                  $  1,256,953
                                                                  ------------
Food and Beverage Products -- 0.3%
McCormick & Co., Inc. .................  7,199                    $    201,572
                                                                  ------------
Insurance -- 2.0%
Allstate Corp. ........................  8,718                    $    792,248
CIGNA Corp. ...........................  2,099                         363,258
ReliaStar Financial Corp. .............  7,658                         315,414
                                                                  ------------
                                                                  $  1,470,920
                                                                  ------------
Machinery -- 0.5%
Deere & Co., Inc. .....................  6,683                    $    389,702
                                                                  ------------
Medical and Health Products -- 1.7%
Bristol-Myers Squibb Co. ..............  7,556                    $    714,987
Eli Lilly & Co. .......................  5,170                         359,961
Warner-Lambert Co. ....................    980                         121,520
                                                                  ------------
                                                                  $  1,196,468
                                                                  ------------
Oils -- 1.5%
Exxon Corp. ...........................  7,081                    $    433,269
USX-Marathon Group .................... 18,990                         640,912
                                                                  ------------
                                                                  $  1,074,181
                                                                  ------------
Printing and Publishing -- 0.6%
Gannett Co., Inc. .....................  6,436                    $    397,825
                                                                  ------------
Utilities -- Electric -- 0.8%
Sierra Pacific Resources .............. 14,500                    $    543,750
                                                                  ------------
Utilities -- Gas -- 0.8%
Coastal Corp. .........................  9,800                    $    606,988
                                                                  ------------
Utilities -- Telephone -- 1.2%
Sprint Corp. .......................... 15,200                    $    891,100
                                                                  ------------
    Total U.S. Stocks..................................           $ 12,947,154
                                                                  ------------
    Total Stocks
      (Identified Cost, $35,047,878)...................           $ 42,289,719
                                                                  ------------
Bonds -- 36.9%
                                     Principal Amount
                                       (000 Omitted)
U.S. Bonds -- 23.7%
Banks and Credit Companies -- 2.3%
International Bank of Reconstruction
  and Development, 4.5s, 2003 .........    $188,000               $  1,675,319
                                                                  ------------
Federal National
  Mortgage Association -- 2.3%
FNMA, 2.125s, 2007 ....................    $210,000               $  1,643,864
                                                                  ------------
Telecommunications -- 0.8%
WorldCom, Inc., 8.875s, 2006 ..........    $    478               $    514,290
                                                                  ------------
U.S. Treasury Obligations -- 18.3%
U.S. Treasury Notes, 6.5s, 2005 .......    $  8,100               $  8,444,250
U.S. Treasury Notes, 6.625s, 2002 .....       4,560                  4,709,614
                                                                  ------------
                                                                  $ 13,153,864
                                                                  ------------
  Total U.S. Bonds ......................................         $ 16,987,337
                                                                  ------------
Foreign Bonds -- 13.2%
Germany -- 5.3%
Federal Republic of Germany,
  6.25s, 2006 ......................... DEM   4,088               $  2,413,672
Treuhandanstalt, 6s, 2003 .............       2,354                  1,372,839
                                                                  ------------
                                                                  $  3,786,511
                                                                  ------------


22 - WTR

                                         Principal Amount
Issuer                                     (000 Omitted)              Value

Foreign Bonds -- continued
Italy -- 1.8%
Republic of Italy, 9.5s, 1999 .........ITL       855,000          $    505,018
Republic of Italy, 8.5s, 2004 .........        1,170,000               764,819
                                                                  ------------
                                                                  $  1,269,837
                                                                  ------------
Japan -- 1.1%
Japan Development Bank, 2.875s,
  2006 ................................JPY       100,000          $    829,617
                                                                  ------------
Spain -- 1.2%
Government of Spain, 7.35s, 2007 ......ESP       115,820          $    855,134
                                                                  ------------
Sweden -- 0.7%
Kingdom of Sweden, 6s, 2005   .........SEK         2,100          $    266,671
Kingdom of Sweden, 13s, 2001   ........            1,700               263,125
                                                                  ------------
                                                                  $    529,796
                                                                  ------------
United Kingdom -- 3.1%
United Kingdom Treasury, 7.75s,
  2006 ................................GBP           980          $  1,756,181
United Kingdom Treasury, 10s, 2003                   240               459,202
                                                                  ------------
                                                                  $  2,215,383
                                                                  ------------
    Total Foreign Bonds   ...............................         $  9,486,278
                                                                  ------------
    Total Bonds
      (Identified Cost, $26,748,665) ....................         $ 26,473,615
                                                                  ------------
Put Options
 Purchased -- 0.1%

                                          Principal Amount
                                            of Contracts
Issuer/Expiration Month/Price              (000 Omitted)

Japanese Yen/April/130
  (Premiums Paid, $97,252) .................. $629,621            $    110,814
                                                                  ------------
Short-Term
 Obligations -- 4.3%
Ford Motor Credit Corp., due
  1/02/98, at Amortized Cost   .............. $  3,100            $  3,099,419
                                                                  ------------
  Total Investments
    (Identified Cost, $64,993,214) ..........................     $ 71,973,567

Call Options Written
Issuer/Expiration Month/Price

Japanese Yen/May/119
  (Premiums Received $49,165)................  311,538            $    (25,234)
Other Assets,
  Less Liabilities -- (0.2)%   ......................                 (125,140)
                                                                  ------------
    Net Assets -- 100.0%   ..........................             $ 71,823,193
                                                                  ============


           See portfolio footnotes and notes to financial statements


Portfolio of Investments -- December 31, 1997
Zero Coupon Series, 2000 Portfolio
U.S. Government Guaranteed -- 99.8%
                                        Principal Amount
Issuer                                     (000 Omitted)              Value

Treasury Investment
  Growth Receipts -- 4.7%
Series 18, due 2/15/01 .......................$  97               $     81,314
Series 12, due 5/15/01 .......................   22                     18,176
Series 15, due 8/15/01 .......................   88                     71,669
                                                                  ------------
  Total Treasury Investment Growth
    Receipts (Identified Cost, $152,790) ....................     $    171,159
                                                                  ------------
U.S. Treasury Securities Stripped
  Interest Payments -- 95.1%
Generic Coupons, due 5/15/00 .................$ 742               $    650,155
Generic Coupons, due 8/15/00 .................  115                     99,256
Generic Coupons, due 11/15/00 ................3,067                  2,611,245
Generic Coupons, due 5/15/01 .................   91                     75,260
                                                                  ------------
    Total U.S. Treasury Securities Stripped
      Interest Payments (Identified Cost,
      $3,314,048) ...........................................     $  3,435,916
                                                                  ------------
    Total Investments
      (Identified Cost, $3,466,838) .........................     $  3,607,075
Other Assets,
 Less Liabilites -- 0.2%   ..................................            7,013
                                                                  ------------
Net Assets -- 100.0%    .....................................     $  3,614,088
                                                                  ============

           See portfolio footnotes and notes to financial statements

Portfolio Footnotes:
               * Non-income producing security.
              ** Non-income producing security-in default.
               # Payment-in-kind security.
              ## SEC Rule 144A restriction.
             ### Security segregated as collateral for open futures contracts.
               + Restricted security.
        [dbldag] Security valued by or at the direction of the Trustees. [dbldag][dbldag] Inverse floating rate security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.


AUD = Australian Dollars      ESP = Spanish Pesetas    JPY = Japanese Yen
CAD = Canadian Dollars        FRF = French Francs      NLG = Dutch Guilders
CHF = Swiss Francs            GBP = British Pounds     SEK = Swedish Kronar
DEM = Deutsche Marks          ITL = Italian Lire


                                                                        23 - ZCS

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 1997


                                                                                              Government            High
                                                                                              Securities           Yield
                                                                                                Series             Series
                                                                                            -------------       ------------
Assets:
 Investments --
  Unaffiliated issuers, at cost ..........................................................  $ 372,991,646       $262,238,678
  Unrealized appreciation ................................................................     11,007,784          7,912,321
                                                                                            -------------       ------------
    Total investments, at value ..........................................................  $ 383,999,430       $270,150,999
 Cash ....................................................................................          4,460            225,790
 Foreign currency, at value (identified cost, $13,298) ...................................        --                  --
 Net receivable for forward foreign currency exchange contracts to sell ..................        --                  --
 Receivable for Trust shares sold ........................................................        179,701             80,286
 Receivable for investments sold .........................................................        --                  --
 Interest and dividends receivable .......................................................      3,878,932          5,188,737
 Other assets ............................................................................          3,369              1,732
                                                                                            -------------       ------------
    Total assets .........................................................................  $ 388,065,892       $275,647,544
                                                                                            -------------       ------------
Liabilities:
 Payable for Trust shares reacquired .....................................................  $     181,165       $    371,840
 Payable for investments purchased .......................................................        --                  --
 Payable for daily variation margin on open futures contracts ............................         66,500             --
 Net payable for forward foreign currency exchange contracts to purchase .................        --                  --
 Net payable for foreign currency exchange contracts closed or subject to master netting
  agreements .............................................................................        --                  --
 Payable to affiliates --
  Management fee .........................................................................          5,830              5,668
  Administrative fee .....................................................................            159                113
 Accrued expenses and other liabilities ..................................................         80,352             62,932
                                                                                            -------------       ------------
    Total liabilities ....................................................................  $     334,006       $    440,553
                                                                                            -------------       ------------
Net assets ...............................................................................  $ 387,731,886       $275,206,991
                                                                                            =============       ============
Net assets consist of:
 Paid-in capital .........................................................................  $ 364,191,972       $250,356,901
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................     10,958,048          7,912,321
 Accumulated undistributed net realized gain (loss) on investments and foreign currency
  transactions ...........................................................................    (11,343,140)        (3,084,636)
 Accumulated undistributed net investment income .........................................     23,925,006         20,022,405
                                                                                            -------------       ------------
     Total ...............................................................................  $ 387,731,886       $275,206,991
                                                                                            =============       ============
 Shares of beneficial interest outstanding ...............................................     29,732,643         28,340,323
                                                                                            =============       ============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ....................  $       13.04       $       9.71
                                                                                            =============       ============


                                                                                            International
                                                                                              Growth and            Money
                                                                                                Income              Market
                                                                                                Series              Series
                                                                                            --------------      ------------
Assets:
 Investments --
  Unaffiliated issuers, at cost ..........................................................   $ 50,843,955       $337,928,347
  Unrealized appreciation ................................................................      1,387,364             --
                                                                                             ------------       ------------
    Total investments, at value ..........................................................   $ 52,231,319       $337,928,347
 Cash ....................................................................................          6,893             71,534
 Foreign currency, at value (identified cost, $13,298) ...................................         13,298             --
 Net receivable for forward foreign currency exchange contracts to sell ..................        835,063             --
 Receivable for Trust shares sold ........................................................         13,926          2,512,725
 Receivable for investments sold .........................................................        116,197             --
 Interest and dividends receivable .......................................................         79,619             --
 Other assets ............................................................................            314              4,591
                                                                                             ------------       ------------
    Total assets .........................................................................   $ 53,296,629       $340,517,197
                                                                                             ------------       ------------
Liabilities:
 Payable for Trust shares reacquired .....................................................   $     25,260       $    368,847
 Payable for investments purchased .......................................................      1,293,003             --
 Payable for daily variation margin on open futures contracts ............................         --                 --
 Net payable for forward foreign currency exchange contracts to purchase .................        532,622             --
 Net payable for foreign currency exchange contracts closed or subject to master netting
  agreements .............................................................................         44,954             --
 Payable to affiliates --
  Management fee .........................................................................          1,400              4,660
  Administrative fee .....................................................................        --                     140
 Accrued expenses and other liabilities ..................................................         31,287             83,316
                                                                                             ------------       ------------
    Total liabilities ....................................................................   $  1,928,526       $    456,963
                                                                                             ------------       ------------
Net assets ...............................................................................   $ 51,368,103       $340,060,234
                                                                                             ============       ============
Net assets consist of:
 Paid-in capital .........................................................................   $ 48,046,107       $340,060,234
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................      1,642,699             --
 Accumulated undistributed net realized gain (loss) on investments and foreign currency
  transactions ...........................................................................      1,405,646             --
 Accumulated undistributed net investment income .........................................        273,651             --
                                                                                             ------------       ------------
     Total ...............................................................................   $ 51,368,103       $340,060,234
                                                                                             ============       ============
 Shares of beneficial interest outstanding ...............................................      4,597,858        340,060,234
                                                                                             ============       ============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ....................   $      11.17       $       1.00
                                                                                             ============       ============

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 1997 -- continued


                                                                                                 World
                                                                                                 Asset                   World
                                                                                               Allocation             Governments
                                                                                                 Series                 Series
                                                                                           -----------------       ----------------
Assets:
 Investments --
  Unaffiliated issuers, at cost ..........................................................   $ 115,166,118           $108,296,641
  Unrealized appreciation (depreciation) .................................................       5,066,639               (314,797)
                                                                                             -------------           ------------
    Total investments, at value ..........................................................   $ 120,232,757           $107,981,844
 Cash ....................................................................................         112,949                 39,817
 Foreign currency, at value (identified cost, $3) ........................................          --                     --
 Net receivable for forward foreign currency exchange contracts to sell ..................       2,911,900                971,842
 Net receivable for foreign currency exchange contracts closed or subject to master
  netting agreements .....................................................................          --                  2,311,058
 Receivable for Trust shares sold ........................................................          27,084                  6,305
 Receivable for investments sold .........................................................       4,461,165              5,476,252
 Interest and dividends receivable .......................................................         429,592              1,962,488
 Other assets ............................................................................             677                  1,249
                                                                                             -------------           ------------
    Total assets .........................................................................   $ 128,176,124           $118,750,855
                                                                                             -------------           ------------
Liabilities:
 Payable for Trust shares reacquired .....................................................   $     715,054           $     10,551
 Payable for investments purchased .......................................................       1,244,978              5,406,446
 Written options outstanding, at value (premiums received, $794,144, $215,750, and
  $49,165, respectively) .................................................................       1,135,622                110,736
 Payable for daily variation margin on open futures contracts ............................             350                 --
 Net payable for forward foreign currency exchange contracts to purchase .................       1,289,575              2,770,761
 Net payable for foreign currency exchange contracts closed or subject to master netting         1,135,622                110,736
  agreements .............................................................................         814,974                 --
 Payable to affiliates --
  Management fee .........................................................................           2,540                  2,270
  Administrative fee .....................................................................              50                     45
 Accrued expenses and other liabilities ..................................................          60,577                 63,955
                                                                                             -------------           ------------
    Total liabilities ....................................................................   $   5,263,720           $  8,364,764
                                                                                             -------------           ------------
Net assets ...............................................................................   $ 122,912,404           $110,386,091
                                                                                             =============           ============
Net assets consist of:
 Paid-in capital .........................................................................   $ 109,001,224           $110,593,679
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................       5,526,359                262,440
 Accumulated undistributed net realized gain (loss) on investments and foreign currency
  transactions ...........................................................................       5,038,164             (1,073,573)
 Accumulated undistributed net investment income .........................................       3,346,657                603,545
                                                                                             -------------           ------------
     Total ...............................................................................   $ 122,912,404           $110,386,091
                                                                                             =============           ============
 Shares of beneficial interest outstanding ...............................................       8,454,750             10,292,744
                                                                                             =============           ============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ....................   $       14.54           $      10.72
                                                                                             =============           ============


                                                                                                 World                  Zero
                                                                                                 Total                 Coupon
                                                                                                 Return               Series,
                                                                                                 Series            2000 Portfolio
                                                                                             ------------          --------------
Assets:
 Investments --
  Unaffiliated issuers, at cost ..........................................................    $ 64,993,214             $3,466,838
  Unrealized appreciation (depreciation) .................................................       6,980,353                140,237
                                                                                              ------------             ----------
    Total investments, at value ..........................................................    $ 71,973,567             $3,607,075
 Cash ....................................................................................          97,120                    134
 Foreign currency, at value (identified cost, $3) ........................................               3                 --
 Net receivable for forward foreign currency exchange contracts to sell ..................          78,518                 --
 Net receivable for foreign currency exchange contracts closed or subject to master
  netting agreements .....................................................................         310,514                 --
 Receivable for Trust shares sold ........................................................          46,196                 --
 Receivable for investments sold .........................................................       1,583,850                 --
 Interest and dividends receivable .......................................................         525,978                 13,576
 Other assets ............................................................................             331                     38
                                                                                              ------------             ----------
    Total assets .........................................................................    $ 74,616,077             $3,620,823
                                                                                              ------------             ----------
Liabilities:
 Payable for Trust shares reacquired .....................................................    $     56,254             $       93
 Payable for investments purchased .......................................................       2,343,037                 --
 Written options outstanding, at value (premiums received, $794,144, $215,750, and
  $49,165, respectively) .................................................................          25,234                 --
 Payable for daily variation margin on open futures contracts ............................          --                     --
 Net payable for forward foreign currency exchange contracts to purchase .................         308,781                 --
 Net payable for foreign currency exchange contracts closed or subject to master netting
  agreements .............................................................................          --                     --
 Payable to affiliates --
  Management fee .........................................................................           1,475                     25
  Administrative fee .....................................................................              30                      1
 Accrued expenses and other liabilities ..................................................          58,073                  6,616
                                                                                              ------------             ----------
    Total liabilities ....................................................................    $  2,792,884             $    6,735
                                                                                              ------------             ----------
Net assets ...............................................................................    $ 71,823,193             $3,614,088
                                                                                              ============             ==========
Net assets consist of:
 Paid-in capital .........................................................................     $61,358,112             $3,307,733
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................       7,074,487                140,237
 Accumulated undistributed net realized gain (loss) on investments and foreign currency
  transactions ...........................................................................       1,879,055                (46,472)
 Accumulated undistributed net investment income .........................................       1,511,539                212,590
                                                                                              ------------             ----------
     Total ...............................................................................    $ 71,823,193             $3,614,088
                                                                                              ============             ==========
 Shares of beneficial interest outstanding ...............................................       4,886,889                405,641
                                                                                              ============             ==========
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ....................    $      14.70             $     8.91
                                                                                              ============             ==========

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Year Ended December 31, 1997


                                                                                          Government                   High
                                                                                          Securities                   Yield
                                                                                            Series                    Series
                                                                                       ----------------           --------------
Net investment income:
 Income --
  Interest ...........................................................................   $ 26,439,882               $21,692,978
  Dividends ..........................................................................        --                        286,592
  Foreign taxes withheld .............................................................        --                         --
                                                                                         ------------               -----------
   Total investment income ...........................................................   $ 26,439,882               $21,979,570
                                                                                         ------------               -----------
 Expenses --
  Investment advisory fee ............................................................   $  2,066,478               $ 1,720,706
  Trustees' compensation .............................................................          6,411                     6,563
  Administrative fee .................................................................         43,905                    27,158
  Custodian fee ......................................................................        131,612                    88,169
  Auditing fees ......................................................................         43,294                    45,042
  Printing ...........................................................................         38,078                    34,807
  Legal fees .........................................................................          1,438                     1,359
  Miscellaneous ......................................................................         35,210                     5,986
                                                                                         ------------               -----------
   Total expenses ....................................................................   $  2,366,426               $ 1,929,790
  Fees paid indirectly ...............................................................        (11,180)                  (19,008
                                                                                         ------------               -----------
   Net expenses ......................................................................   $  2,355,246)              $ 1,910,782
                                                                                         ------------               -----------
    Net investment income ............................................................   $ 24,084,636               $20,068,788
                                                                                         ------------               -----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................   $ (1,283,074)              $ 6,023,183
  Written option transactions ........................................................        --                         --
  Futures contracts ..................................................................       (475,779)                   --
  Foreign currency transactions ......................................................        --                     4,711
                                                                                         ------------               -----------
    Net realized gain (loss) on investments and foreign currency transactions ........   $ (1,758,853)              $ 6,027,894
                                                                                         ------------               -----------
 Change in unrealized appreciation (depreciation) --
  Investments ........................................................................   $  9,305,884               $ 2,792,621
  Written options ....................................................................        --                         --
  Futures contracts ..................................................................        (49,736)                   --
  Translation of assets and liabilities in foreign currencies ........................        --                         --
                                                                                         ------------               -----------
   Net unrealized gain on investments and foreign currency translation ...............   $  9,256,148               $ 2,792,621
                                                                                         ------------               -----------
    Net realized and unrealized gain on investments and foreign currency .............   $  7,497,295               $ 8,820,515
                                                                                         ------------               -----------
     Increase in net assets from operations ..........................................   $ 31,581,931               $28,889,303
                                                                                         ============               ===========



                                                                                       International
                                                                                         Growth and                   Money
                                                                                           Income                     Market
                                                                                           Series                     Series
                                                                                       --------------             -------------
Net investment income:
 Income --
  Interest ...........................................................................   $  417,447               $ 21,570,890
  Dividends ..........................................................................      755,322                    --
  Foreign taxes withheld .............................................................      (91,521)                   --
                                                                                         ----------               -----------
   Total investment income ...........................................................   $1,081,248               $ 21,570,890
                                                                                         ----------               ------------
 Expenses --
  Investment advisory fee ............................................................   $  427,422               $  1,946,081
  Trustees' compensation .............................................................        7,657                      6,563
  Administrative fee .................................................................        5,264                     46,028
  Custodian fee ......................................................................       57,514                    154,803
  Auditing fees ......................................................................       26,742                     29,679
  Printing ...........................................................................       11,222                     57,469
  Legal fees .........................................................................        1,434                      1,157
  Miscellaneous ......................................................................          832                      7,703
                                                                                         ----------               ------------
   Total expenses ....................................................................   $  538,087               $  2,249,483
  Fees paid indirectly ...............................................................       (3,017)                   (26,652)
                                                                                         ----------               ------------
   Net expenses ......................................................................   $  535,070               $  2,222,831
                                                                                         ----------               ------------
    Net investment income ............................................................   $  546,178               $ 19,348,059
                                                                                         ----------               ------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................   $  928,292               $    --
  Written option transactions ........................................................       (7,922)                   --
  Futures contracts ..................................................................       --                        --
  Foreign currency transactions ......................................................      245,811               ------------
                                                                                         ----------               $    --
    Net realized gain (loss) on investments and foreign currency transactions ........   $1,166,181               ------------
                                                                                         ----------
 Change in unrealized appreciation (depreciation) --
  Investments ........................................................................   $  767,568               $    --
  Written options ....................................................................       34,187                    --
  Futures contracts ..................................................................       --                        --
  Translation of assets and liabilities in foreign currencies ........................      262,988                    --
                                                                                         ----------               ------------
   Net unrealized gain on investments and foreign currency translation ...............   $1,064,743               $    --
                                                                                         ----------               ------------
    Net realized and unrealized gain on investments and foreign currency .............   $2,230,924               $    --
                                                                                         ----------               ------------
     Increase in net assets from operations ..........................................   $2,777,102               $ 19,348,059
                                                                                         ==========               ============


                      See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Year Ended December 31, 1997 -- continued


                                                                                            World
                                                                                            Asset                World
                                                                                         Allocation           Governments
                                                                                           Series                Series
                                                                                       --------------         ------------
Net investment income:
 Income --
  Interest ...........................................................................   $3,199,099           $ 7,784,921
  Dividends ..........................................................................    1,088,151                --
  Foreign taxes withheld .............................................................      (99,433)               --
                                                                                         ----------           -----------
   Total investment income ...........................................................   $4,187,817           $ 7,784,921
                                                                                         ----------           -----------
 Expenses --
  Investment advisory fee ............................................................   $  786,866           $   916,874
  Trustees' compensation .............................................................        7,563                13,126
  Administrative fee .................................................................       12,740                14,128
  Custodian fee ......................................................................       82,708               113,932
  Auditing fees ......................................................................       66,441                34,518
  Printing ...........................................................................       --                22,497
  Legal fees .........................................................................        1,632                 1,407
  Miscellaneous ......................................................................       13,611                 6,012
                                                                                         ----------           -----------
   Total expenses ....................................................................   $  971,561           $ 1,122,494
  Fees paid indirectly ...............................................................       (7,751)               (7,664)
  Reduction of expenses by investment adviser ........................................       --                    --
                                                                                         ----------           -----------
   Net expenses ......................................................................   $  963,810           $ 1,114,830
                                                                                         ----------           -----------
    Net investment income ............................................................   $3,224,007           $ 6,670,091
                                                                                         ----------           -----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................   $4,751,581           $(5,707,061)
  Written option transactions ........................................................      230,502              (865,530)
  Futures contracts ..................................................................       86,757                --
  Foreign currency transactions ......................................................       75,728            (1,158,676)
                                                                                         ----------           -----------
   Net realized gain (loss) on investments and foreign currency transactions .........   $5,144,568           $(7,731,267)
                                                                                         ----------           -----------
 Change in unrealized appreciation (depreciation) --
  Investments ........................................................................   $1,037,653           $(3,472,776)
  Written options ....................................................................     (341,581)            1,386,409
  Futures contracts ..................................................................       (4,429)               --
  Translation of assets and liabilities in foreign currencies ........................      851,257             1,615,490
                                                                                         ----------           -----------
   Net unrealized gain (loss) on investments and foreign currency translation ........   $1,542,900           $  (470,877)
                                                                                         ----------           -----------
    Net realized and unrealized gain (loss) on investments and foreign currency ......   $6,687,468           $(8,202,144)
                                                                                         ----------           -----------
     Increase (decrease) in net assets from operations ...............................   $9,911,475           $(1,532,053)
                                                                                         ==========           ===========


                                                                                               World                Zero
                                                                                                Total              Coupon
                                                                                               Return              Series
                                                                                               Series          2000 Portfolio
                                                                                             ----------        --------------
Net investment income:
 Income --
  Interest ...........................................................................       $1,542,612           $231,696
  Dividends ..........................................................................          638,955              --
  Foreign taxes withheld .............................................................          (49,406)             --
                                                                                             ----------           --------
   Total investment income ...........................................................       $2,132,161           $231,696
                                                                                             ----------           --------
 Expenses --
  Investment advisory fee ............................................................       $  409,708           $  9,326
  Trustees' compensation .............................................................            8,751              6,563
  Administrative fee .................................................................            6,646                430
  Custodian fee ......................................................................           62,391              6,183
  Auditing fees ......................................................................           71,020              5,255
  Printing ...........................................................................           11,798                131
  Legal fees .........................................................................            1,613              1,032
  Miscellaneous ......................................................................              957              1,064
                                                                                             ----------           --------
   Total expenses ....................................................................       $  572,884           $ 29,984
  Fees paid indirectly ...............................................................           (3,965)            (1,420)
  Reduction of expenses by investment adviser ........................................           --                 (9,477)
                                                                                             ----------           --------
   Net expenses ......................................................................       $  568,919           $ 19,087
                                                                                             ----------           --------
    Net investment income ............................................................       $1,563,242           $212,609
                                                                                             ----------           --------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................       $2,027,572           $ 15,490
  Written option transactions ........................................................          (42,742)             --
  Futures contracts ..................................................................           --                  --
  Foreign currency transactions ......................................................         (254,541)             --
                                                                                             ----------           --------
   Net realized gain (loss) on investments and foreign currency transactions .........       $1,730,289           $ 15,490
                                                                                             ----------           --------
 Change in unrealized appreciation (depreciation) --
  Investments ........................................................................       $3,625,463           $ 24,136
  Written options ....................................................................          121,152              --
  Futures contracts ..................................................................           --                  --
  Translation of assets and liabilities in foreign currencies ........................          216,522              --
                                                                                             ----------           --------
   Net unrealized gain (loss) on investments and foreign currency translation ........       $3,963,137           $ 24,136
                                                                                             ----------           --------
    Net realized and unrealized gain (loss) on investments and foreign currency ......       $5,693,426           $ 39,626
                                                                                             ----------           --------
     Increase (decrease) in net assets from operations ...............................       $7,256,668           $252,235
                                                                                             ==========           ========


                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1997


                                                                                     Government                 High
                                                                                     Securities                Yield
                                                                                       Series                  Series
                                                                                 -----------------       -----------------
Increase (decrease) in net assets:
From operations --
 Net investment income .........................................................   $  24,084,636           $  20,068,788
 Net realized gain (loss) on investments and foreign currency transactions .....      (1,758,853)              6,027,894
 Net unrealized gain on investments and foreign currency translation ...........       9,256,148               2,792,621
                                                                                   -------------           -------------
  Increase in net assets from operations .......................................   $  31,581,931           $  28,889,303
                                                                                   -------------           -------------
Distributions declared to shareholders --
 From net investment income ....................................................   $ (25,293,515)          $ (15,079,993)
 From net realized gain on investments and foreign currency transactions .......         --                      --
                                                                                   -------------           -------------
  Total distributions declared to shareholders .................................   $ (25,293,515)          $ (15,079,993)
                                                                                   -------------           -------------
Net increase (decrease) in net assets from Trust share transactions ............   $  (1,663,440)          $  64,899,424
                                                                                   -------------           -------------
   Total increase (decrease) in net assets .....................................   $   4,624,976           $  78,708,734
Net assets:
 At beginning of year ..........................................................     383,106,910             196,498,257
                                                                                   -------------           -------------
 At end of year ................................................................   $ 387,731,886           $ 275,206,991
                                                                                   =============           =============
Accumulated undistributed net investment income included in net assets
 at end of year ................................................................   $  23,925,006           $  20,022,405
                                                                                   =============           =============



                                                                                   International               Money
                                                                                     Growth and                Market
                                                                                   Income Series               Series
                                                                                  ---------------        -----------------
Increase (decrease) in net assets:
From operations --
 Net investment income .........................................................    $   546,178            $  19,348,059
 Net realized gain (loss) on investments and foreign currency transactions .....      1,166,181                  --
 Net unrealized gain on investments and foreign currency translation ...........      1,064,743                  --
                                                                                    -----------            -------------
  Increase in net assets from operations .......................................    $ 2,777,102            $  19,348,059
                                                                                    -----------            -------------
Distributions declared to shareholders --
 From net investment income ....................................................    $  (423,484)           $ (19,348,059)
 From net realized gain on investments and foreign currency transactions .......        (95,794)                 --
                                                                                    -----------            -------------
  Total distributions declared to shareholders .................................    $  (519,278)           $ (19,348,059)
                                                                                    -----------            -------------
Net increase (decrease) in net assets from Trust share transactions ............    $13,400,696            $ (69,105,092)
                                                                                    -----------            -------------
   Total increase (decrease) in net assets .....................................    $15,658,520            $ (69,105,092)
Net assets:
 At beginning of year ..........................................................     35,709,583              409,165,326
                                                                                    -----------            -------------
 At end of year ................................................................    $51,368,103            $ 340,060,234
                                                                                    ===========            =============
Accumulated undistributed net investment income included in net assets
 at end of year ................................................................    $   273,651            $     --
                                                                                    ===========            =============


                                                                                             World
                                                                                             Asset             World
                                                                                          Allocation        Governments
                                                                                            Series           Series
                                                                                       ---------------- ----------------
Increase (decrease) in net assets:
From operations --
 Net investment income ...............................................................   $  3,224,007      $   6,670,091
 Net realized gain (loss) on investments and foreign currency transactions ...........      5,144,568         (7,731,267)
 Net unrealized gain (loss) on investments and foreign currency translation ..........      1,542,900           (470,877)
                                                                                         ------------      -------------
  Increase (decrease) in net assets from operations ..................................   $  9,911,475      $  (1,532,053)
                                                                                         ------------      -------------
Distributions declared to shareholders --
 From net investment income ..........................................................   $ (1,525,728)     $  (4,315,610)
 From net realized gain on investments and foreign currency transactions .............     (3,242,392)          (632,661)
 In excess of net realized gain on investments and foreign currency transactions .....        --                 (69,979)
                                                                                         ------------      -------------
  Total distributions declared to shareholders .......................................   $ (4,768,120)     $  (5,018,250)
                                                                                         ------------      -------------
Net increase (decrease) in net assets from Trust share transactions ..................   $ 40,753,264      $ (24,828,038)
                                                                                         ------------      -------------
   Total increase (decrease) in net assets ...........................................   $ 45,896,619      $ (31,378,341)
Net assets:
 At beginning of year ................................................................     77,015,785        141,764,432
                                                                                         ------------      -------------
 At end of year ......................................................................   $122,912,404      $ 110,386,091
                                                                                         ============      =============
Accumulated undistributed net investment income included in net assets
 at end of year ......................................................................   $  3,346,657      $     603,545
                                                                                         ============      =============

                                                                                          World                Zero
                                                                                          Total               Coupon
                                                                                          Return             Series,
                                                                                          Series          2000 Portfolio
                                                                                       ------------      ---------------
Increase (decrease) in net assets:
From operations --
 Net investment income ...............................................................  $ 1,563,242        $  212,609
 Net realized gain (loss) on investments and foreign currency transactions ...........    1,730,289            15,490
 Net unrealized gain (loss) on investments and foreign currency translation ..........    3,963,137            24,136
                                                                                        -----------        ----------
  Increase (decrease) in net assets from operations ..................................  $ 7,256,668        $  252,235
                                                                                        -----------        ----------
Distributions declared to shareholders --
 From net investment income ..........................................................  $  (657,055)       $ (230,910)
 From net realized gain on investments and foreign currency transactions .............     (624,021)           --
 In excess of net realized gain on investments and foreign currency transactions .....       --                --
                                                                                        ------------       ----------
  Total distributions declared to shareholders .......................................  $(1,281,076)       $ (230,910)
                                                                                        ------------       ----------
Net increase (decrease) in net assets from Trust share transactions ..................  $28,209,709        $ (744,279)
                                                                                        ------------       ----------
   Total increase (decrease) in net assets ...........................................  $34,185,301        $ (722,954)
Net assets:
 At beginning of year ................................................................   37,637,892         4,337,042
                                                                                        ------------       ----------
 At end of year ......................................................................  $71,823,193        $3,614,088
                                                                                        ============       ==========
Accumulated undistributed net investment income included in net assets
 at end of year ......................................................................  $ 1,511,539        $  212,590
                                                                                        ============       ==========

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1996


                                                                                          Government          High
                                                                                          Securities          Yield
                                                                                            Series            Series
                                                                                        -------------    -------------
Increase (decrease) in net assets:
From operations --
 Net investment income ...............................................................  $  25,438,222    $  15,046,156
 Net realized gain (loss) on investments and foreign currency transactions ...........     (2,503,740)       1,384,999
 Net unrealized gain (loss) on investments and foreign currency translation ..........    (16,642,829)       3,497,778
                                                                                        -------------    -------------
  Increase in net assets from operations .............................................  $   6,291,653    $  19,928,933
                                                                                        -------------    -------------
Distributions declared to shareholders --
 From net investment income ..........................................................  $ (22,253,356)   $ (12,135,750
                                                                                        -------------    -------------
   Total distributions declared to shareholders ......................................  $ (22,253,356)   $ (12,135,750
                                                                                        -------------    -------------
Net increase in net assets from Trust share transactions .............................  $  30,220,653    $  34,904,919
                                                                                        -------------    -------------
   Total increase in net assets ......................................................  $  14,258,950    $  42,698,102
                                                                                        -------------    -------------
Net assets:
 At beginning of year ................................................................    368,847,960      153,800,155
                                                                                        -------------    -------------
 At end of year ......................................................................  $ 383,106,910    $ 196,498,257
                                                                                        =============    =============
Accumulated undistributed net investment income included in net assets at end of year   $  25,296,723    $  15,005,880
                                                                                        =============    =============



                                                                                          International
                                                                                          Growth and           Money
                                                                                            Income             Market
                                                                                            Series             Series
                                                                                          --------------     --------------

Increase (decrease) in net assets:
From operations --
 Net investment income ...............................................................     $   521,020       $  15,990,553
 Net realized gain (loss) on investments and foreign currency transactions ...........         (34,218)            --
 Net unrealized gain (loss) on investments and foreign currency translation ..........         462,310             --
                                                                                           -----------       -------------
  Increase in net assets from operations .............................................     $   949,112       $  15,990,553
                                                                                           -----------       -------------
Distributions declared to shareholders --
 From net investment income ..........................................................     $    --           $ (15,990,553)
                                                                                           -----------       -------------
   Total distributions declared to shareholders ......................................     $    --           $ (15,990,553)
                                                                                           -----------       -------------
Net increase in net assets from Trust share transactions .............................     $27,581,643       $ 126,411,218
                                                                                           -----------       -------------
   Total increase in net assets ......................................................     $28,530,755       $ 126,411,218
                                                                                           -----------       -------------
Net assets:
 At beginning of year ................................................................       7,178,828         282,754,108
                                                                                           -----------       -------------
 At end of year ......................................................................     $35,709,583       $ 409,165,326
                                                                                           ===========       =============
Accumulated undistributed net investment income included in net assets at end of year      $   391,197       $     --
                                                                                           ===========       =============


                                                                                                 World
                                                                                                 Asset              World
                                                                                              Allocation         Governments
                                                                                                Series              Series
                                                                                             ------------       -------------
Increase (decrease) in net assets:
From operations --
 Net investment income ...................................................................   $  1,477,075       $   8,742,832
 Net realized gain (loss) on investments and foreign currency transactions ...............      3,345,414          (7,775,092)
 Net unrealized gain (loss) on investments and foreign currency translation ..............      2,569,102           5,531,505
                                                                                             ------------       -------------
  Increase in net assets from operations .................................................   $  7,391,591       $   6,499,245
                                                                                             ------------       -------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $   (458,860)      $ (20,261,198)
 From net realized gain on investments and foreign currency transactions .................       (864,253)            --
                                                                                             ------------       -------------
   Total distributions declared to shareholders ..........................................   $ (1,323,113)      $ (20,261,198)
                                                                                             ------------       -------------
Net increase (decrease) in net assets from Trust share transactions ......................   $ 45,083,914       $   3,039,193
                                                                                             ------------       -------------
   Total increase (decrease) in net assets ...............................................   $ 51,152,392       $ (10,722,760)
Net assets:
 At beginning of year ....................................................................     25,863,393         152,487,192
                                                                                             ------------       -------------
 At end of year ..........................................................................   $ 77,015,785       $ 141,764,432
                                                                                             ============       =============
Accumulated undistributed net investment income included in net assets at end of year ....   $  1,592,920       $   4,976,757
                                                                                             ============       =============




                                                                                               World                  Zero
                                                                                               Total                 Coupon
                                                                                               Return               Series,
                                                                                               Series            2000 Portfolio
                                                                                            -----------         ---------------
Increase (decrease) in net assets:
From operations --
 Net investment income ...................................................................  $   863,604           $  230,919
 Net realized gain (loss) on investments and foreign currency transactions ...............      514,043               (3,785)
 Net unrealized gain (loss) on investments and foreign currency translation ..............    2,454,550             (145,491)
                                                                                            -----------           ----------
  Increase in net assets from operations .................................................  $ 3,832,197           $   81,643
                                                                                            -----------           ----------
Distributions declared to shareholders --
 From net investment income ..............................................................  $  (432,723)          $ (168,674)
 From net realized gain on investments and foreign currency transactions .................       --                    --
                                                                                            -----------           ----------
   Total distributions declared to shareholders ..........................................  $  (432,723)          $ (168,674)
                                                                                            -----------           ----------
Net increase (decrease) in net assets from Trust share transactions ......................  $20,452,480           $ (191,783)
                                                                                            -----------           ----------
   Total increase (decrease) in net assets ...............................................  $23,851,954           $ (278,814)
Net assets:
 At beginning of year ....................................................................   13,785,938            4,615,856
                                                                                            -----------           ----------
 At end of year ..........................................................................  $37,637,892           $4,337,042
                                                                                            ===========           ==========
Accumulated undistributed net investment income included in net assets at end of year ....  $   769,012           $  230,891
                                                                                            ===========           ==========

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights


                                                                                      Government Securities Series
                                                                 ------------------------------------------------------------------
                                                                                         Year Ended December 31,
                                                                 ------------------------------------------------------------------
                                                                     1997        1996         1995          1994            1993
                                                                  ---------    ---------    ---------     ---------      ---------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year ............................ $ 12.8672    $ 13.3900    $ 12.1219     $ 13.0951      $ 13.0059
                                                                  ---------    ---------    ---------     ---------      ---------
Income from investment operations# --
 Net investment income .......................................... $  0.8109    $  0.8445    $  0.8311     $  0.6366      $  0.5742
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions .............................    0.2490      (0.6620)      1.2183       (0.9238)        0.5220
                                                                  ---------    ---------    ---------     ---------      ---------
   Total from investment operations ............................. $  1.0599    $  0.1825    $  2.0494     $ (0.2872)      $  1.0962
                                                                  ---------    ---------    ---------     ---------      ---------
Less distributions declared to shareholders --
 From net investment income ..................................... $ (0.8865)   $ (0.7053)   $ (0.7813)    $ (0.4959)     $ (0.6603)
 From net realized gain on investments and foreign
  currency transactions .........................................     --           --           --         ( 0.1901)        (0.3467)
                                                                  ---------    ---------    ---------     ---------      ---------
   Total distributions declared to shareholders ................. $ (0.8865)   $ (0.7053)   $ (0.7813)    $ (0.6860)     $ (1.0070)
                                                                  ---------    ---------    ---------     ---------      ---------
Net asset value -- end of year .................................. $ 13.0406    $ 12.8672    $ 13.3900     $ 12.1219      $ 13.0951
                                                                  =========    =========    =========     =========      =========
Total return[dbldag] ............................................     8.72%        1.65%       17.66%       (2.21)%          8.70%
Ratios (to average net assets)/Supplemental data:
 Expenses## .....................................................     0.63%        0.63%        0.63%         0.62%          0.63%
 Net investment income ..........................................     6.38%        6.60%        6.59%         6.01%          5.92%
Portfolio turnover ..............................................      182%          57%          80%           90%            96%
Net assets at end of year (000 omitted) ......................... $ 387,732    $ 383,107    $ 368,848     $347,150       $310,521


                                                                                            High Yield Series
                                                                 ------------------------------------------------------------------
                                                                                         Year Ended December 31,
                                                                 ------------------------------------------------------------------
                                                                     1997         1996          1995            1994         1993
                                                                  ---------     ---------     ---------       --------     --------


Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year ............................ $  9.2131     $  8.9222     $  8.1860       $ 9.1120     $ 8.3279
                                                                  ---------     ---------     ---------       --------     --------
Income from investment operations# --
 Net investment income .......................................... $  0.8206     $  0.8012     $  0.7891       $ 0.8226     $ 0.5915
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions .............................    0.3319        0.2131        0.5494        (1.0387)      0.8242
                                                                  ---------     ---------     ---------       --------     --------
   Total from investment operations ............................. $  1.1525     $  1.0143     $  1.3385       $(0.2161)    $ 1.4157
                                                                  ---------     ---------     ---------       --------     --------
Less distributions from net investment income ................... $ (0.6548)    $ (0.7234)    $ (0.6023)      $(0.7099)    $(0.6316)
                                                                  ---------     ---------     ---------       --------     --------
Net asset value -- end of year .................................. $  9.7108     $  9.2131     $  8.9222       $ 8.1860     $ 9.1120
                                                                  =========     =========     =========       ========     ========
Total return[dbldag] ............................................    13.24%        12.12%        16.93%        (2.16)%       17.68%
Ratios (to average net assets)/Supplemental data:
 Expenses## .....................................................     0.84%         0.84%         0.87%          0.86%        0.88%
 Net investment income ..........................................     8.70%         9.01%         9.17%          8.94%        8.76%
Portfolio turnover ..............................................      130%           88%           66%            82%          53%
Net assets at end of year (000 omitted) ......................... $ 275,207     $ 196,498     $ 153,800       $102,194     $ 97,884

       # Per share data are based on average shares outstanding.
      ## For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
[dbldag] The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
         If the charges had been included, the results would have been lower.

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                                              International Growth and
                                                                                                   Income Series
                                                                                     -----------------------------------------------
                                                                                      Year Ended December 31,
                                                                                     ------------------------      Period Ended
                                                                                         1997          1996      December 31, 1995**
                                                                                      --------       --------    -------------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year ..............................................   $10.6247       $10.1282         $10.0000****
                                                                                      --------       --------         --------
Income from investment operations# --
 Net investment income[sec] .......................................................   $ 0.1356       $ 0.2326         $ 0.0295
 Net realized and unrealized gain on investments and foreign currency transactions      0.5497         0.2639           0.0987
                                                                                      --------       --------         --------
   Total from investment operations ...............................................   $ 0.6853       $ 0.4965         $ 0.1282
                                                                                      --------       --------         --------
Less distributions declared to shareholders --
 From net investment income .......................................................   $(0.1124)      $  --            $   --
 From net realized gain on investments and foreign currency transactions ..........     0.0254)         --                --
                                                                                      --------       --------         --------
  Total distributions declared to shareholders ....................................   $(0.1378)      $  --            $   --
                                                                                      --------       --------         --------
Net asset value -- end of year ....................................................   $11.1722       $10.6247         $10.1282
                                                                                      ========       ========         ========
Total return[dbldag] ..............................................................      6.53%          4.84%            1.30%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .......................................................................      1.22%          0.97%            1.50%+
 Net investment income ............................................................      1.24%          2.21%            1.64%+
Portfolio turnover ................................................................       194%            51%              --
Average commission rate### ........................................................   $ 0.0289       $ 0.0173              --
Net assets at end of year (000 omitted) ...........................................   $ 51,368       $ 35,710         $  7,179

      ** For the period from the commencement of the Series' investment operations, October 2, 1995, through December 31, 1995.
    **** Net asset value on date of commencement of operations.
       + Annualized.
      ++ Not annualized.
       # Per share data are based on average shares outstanding.
      ## Expenses are calculated without reduction for fees paid indirectly.
     ### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.
[dbldag] The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown. [sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the International Growth and Income Series for the periods indicated. If these fees had been incurred by the Series, the net investment income per share and the ratios would have been:

                                        Year Ended           Period Ended
                                    December 31, 1996     December 31, 1995**
                                   -------------------   --------------------
Net investment income ..........        $0.2101                $0.0119
Ratios (to average net assets):
 Expenses## ....................          1.16%                  2.48%+
 Net investment income .........          2.02%                  0.66%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                                      Money Market Series
                                                                 ----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                 ----------------------------------------------------------------
Per share data (for a share outstanding throughout each year):      1997          1996          1995          1994          1993
                                                                 ---------     ---------     ---------     ---------     ---------
Net asset value -- beginning of year .........................   $  1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                                 ---------     ---------     ---------     ---------     ---------
Income from investment operations# -- ........................   $  0.0495     $  0.0483     $  0.0520     $  0.0363     $  0.0256
                                                                 ---------     ---------     ---------     ---------     ---------
Less distributions from net investment income ................   $ (0.0495)    $ (0.0483)    $ (0.0520)    $ (0.0363)    $ (0.0256
                                                                 ---------     ---------     ---------     ---------     ---------
Net asset value -- end of year ...............................   $  1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                                 =========     =========     =========     =========     =========
Total return[dbldag] .........................................       5.06%         4.95%         5.44%         3.69%         2.59%
Ratios (to average net assets)/Supplemental data:
 Expenses## ..................................................       0.57%         0.56%         0.59%         0.58%         0.58%
 Net investment income .......................................       4.94%         4.82%         5.30%         3.74%         2.60%
Net assets at end of year (000 omitted) ......................   $ 340,060     $ 409,165     $ 282,754     $ 252,175     $ 142,464

                                                                                           World Asset Allocation Series
                                                                                      ---------------------------------------
                                                                                              Year Ended December 31,
                                                                                      ---------------------------------------
Per share data (for a share outstanding throughout each year):                           1997           1996           1995
                                                                                      ---------       --------       --------
Net asset value -- beginning of year ..............................................   $ 13.7794       $12.2250       $10.0579
                                                                                      ---------       --------       --------
Income from investment operations# --
 Net investment income[sec] .......................................................   $  0.4412       $ 0.3731       $ 0.4205
 Net realized and unrealized gain on investments and foreign currency transactions       1.0178         1.5563         1.7540
                                                                                      ---------       --------       --------
   Total from investment operations ...............................................   $  1.4590       $ 1.9294       $ 2.1745
                                                                                      ---------       --------       --------
Less distributions declared to shareholders --
 From net investment income .......................................................   $ (0.2242)      $(0.1300)      $(0.0074)
 From net realized gain on investments and foreign currency transactions ..........    ( 0.4765)       (0.2450)         --
                                                                                      ---------       --------       --------
   Total distributions declared to shareholders ...................................   $ (0.7007)      $(0.3750)      $(0.0074)
                                                                                      ---------       --------       --------
Net asset value -- end of year ....................................................   $ 14.5377       $13.7794       $12.2250
                                                                                      =========       ========       ========
Total return[dbldag] ..............................................................      10.87%         16.04%         21.56%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .......................................................................       0.92%          0.94%          0.67%
 Net investment income ............................................................       3.06%          2.84%          3.70%
Portfolio turnover ................................................................        162%           154%           146%
Average commission rate### ........................................................   $  0.0260       $ 0.0233       $  --
Net assets at end of year (000 omitted) ...........................................   $ 122,912       $ 77,016       $ 25,863

                                                                                         World Asset Allocation
                                                                                                 Series
                                                                                         ----------------------
                                                                                              Period Ended
Per share data (for a share outstanding throughout each year):                            December 31, 1994**
                                                                                         ----------------------
Net asset value -- beginning of year ..............................................            $10.0000****
                                                                                               --------
Income from investment operations# --
 Net investment income[sec] .......................................................            $ 0.0220
 Net realized and unrealized gain on investments and foreign currency transactions               0.0359
                                                                                               --------
   Total from investment operations ...............................................            $ 0.0579
                                                                                               --------
Less distributions declared to shareholders --
 From net investment income .......................................................            $  --
 From net realized gain on investments and foreign currency transactions ..........               --
                                                                                               --------
   Total distributions declared to shareholders ...................................            $  --
                                                                                               --------
Net asset value -- end of year ....................................................            $10.0579
                                                                                               ========
Total return[dbldag] ..............................................................               0.60%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .......................................................................               1.50%+
 Net investment income ............................................................               3.13%+
Portfolio turnover ................................................................                  2%
Average commission rate### ........................................................            $  --
Net assets at end of year (000 omitted) ...........................................            $  3,003

      ** For the period from the commencement of the Series' investment operations, November 7, 1994, through December 31, 1994.
    **** Net asset value on date of commencement of operations.
       + Annualized.
      ++ Not annualized.
       # Per share data are based on average shares outstanding.
      ## For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
     ### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.
[dbldag] The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
         Inclusion of these charges would reduce the total return figures for all periods shown.
   [sec] The investment adviser voluntarily waived all or a portion of its advisory fee for the World Asset Allocation Series for the periods indicated.
         If these fees had been incurred by the Series, the net investment income per share and the ratios would have been:

                                         World Asset Allocation Series
                                   ------------------------------------------
                                        Year Ended           Period Ended
                                    December 31, 1995     December 31, 1994**
                                   -------------------   --------------------
Net investment income ..........        $ 0.3716              $  0.0041
Ratios (to average net assets):
 Expenses## ....................           1.11%                  4.05%+
 Net investment income .........           3.27%                  0.58%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                                     World Governments Series
                                                                                     ------------------------
                                                                                      Year Ended December 31,
                                                                                     ------------------------
Per share data (for a share outstanding throughout each year):                         1997            1996
                                                                                     --------        --------
Net asset value -- beginning of year ...........................................     $11.2582        $12.4866
                                                                                     --------        --------
Income from investment operations# --
 Net investment income .........................................................     $ 0.5770        $ 0.6882
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .................................................................      (0.6754)        (0.2081)
                                                                                     --------        --------
   Total from investment operations ............................................     $(0.0984)       $ 0.4801
                                                                                     --------        --------
Less distributions declared to shareholders --
 From net investment income ....................................................     $(0.3742)       $(1.7085)
 From net realized gain on investments and foreign currency transactions .......      (0.0548)          --
 In excess of net realized gain on investments and foreign currency transactions      (0.0061)          --
                                                                                     --------        --------
   Total distributions declared to shareholders ................................     $(0.4351)       $(1.7085)
                                                                                     --------        --------
Net asset value -- end of year .................................................     $10.7247        $11.2582
                                                                                     ========        ========
Total return[dbldag] ...........................................................      (0.76)%           4.66%
Ratios (to average net assets)/Supplemental data:
 Expenses## ....................................................................        0.91%           0.90%
 Net investment income .........................................................        5.43%           6.00%
Portfolio turnover .............................................................         344%            390%
Net assets at end of year (000 omitted) ........................................     $110,386        $141,764

                                                                                         World Governments Series
                                                                                   ------------------------------------
                                                                                          Year Ended December 31,
                                                                                   ------------------------------------
Per share data (for a share outstanding throughout each year):                       1995          1994          1993
                                                                                   --------      --------      --------
Net asset value -- beginning of year ...........................................   $11.3769      $13.0212      $11.7966
                                                                                   --------      --------      --------
Income from investment operations# --
 Net investment income .........................................................   $ 0.8031      $ 0.6095      $ 0.5352
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .................................................................     0.9511       (1.2295)       1.5819
                                                                                   --------      --------      --------
   Total from investment operations ............................................   $ 1.7542      $(0.6200)     $ 2.1171
                                                                                   --------      --------      --------
Less distributions declared to shareholders --
 From net investment income ....................................................   $(0.0058)     $(0.8823)     $(0.8925)
 From net realized gain on investments and foreign currency transactions .......    (0.6387)      (0.1420)        --
 In excess of net realized gain on investments and foreign currency transactions      --            --            --
                                                                                   --------      --------      --------
   Total distributions declared to shareholders ................................   $(0.6445)     $(1.0243)     $(0.8925)
                                                                                   --------      --------      --------
Net asset value -- end of year .................................................   $12.4866      $11.3769      $13.0212
                                                                                   ========      ========      ========
Total return[dbldag] ...........................................................     15.69%       (4.46)%        18.84%
Ratios (to average net assets)/Supplemental data:
 Expenses## ....................................................................      0.89%         0.90%         0.95%
 Net investment income .........................................................      6.67%         6.06%         6.01%
Portfolio turnover .............................................................       329%          269%          173%
Net assets at end of year (000 omitted) ........................................   $152,487      $139,155      $135,085

       # Per share data are based on average shares outstanding.
      ## For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
[dbldag] The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
         Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                                            World Total Return Series
                                                                                      --------------------------------------
                                                                                             Year Ended December 31,
                                                                                      --------------------------------------
Per share data (for a share outstanding throughout each year):                           1997          1996          1995
                                                                                      ---------     ---------      ---------
Net asset value -- beginning of year ..............................................   $ 13.2657     $ 11.8346      $ 10.0405
                                                                                      ---------     ---------      ---------
Income from investment operations# --
 Net investment income[sec] .......................................................   $  0.3979     $  0.4131      $  0.4437
 Net realized and unrealized gain on investments and foreign currency transactions       1.3759        1.2480         1.3564
                                                                                      ---------     ---------      ---------
   Total from investment operations ...............................................   $  1.7738     $  1.6611      $  1.8001
                                                                                      ---------     ---------      ---------
Less distributions declared to shareholders --
 From net investment income .......................................................   $ (0.1756)    $ (0.2300)     $ (0.0060)
 From net realized gain on investments and foreign currency transactions ..........    ( 0.1668)        --             --
                                                                                      ---------     ---------      ---------
  Total distributions declared to shareholders ....................................   $ (0.3424)    $ (0.2300)     $ (0.0060)
                                                                                      ---------     ---------      ---------
Net asset value -- end of year ....................................................   $ 14.6971     $ 13.2657      $ 11.8346
                                                                                      =========     =========      =========
Total return[dbldag] ..............................................................      13.61%        14.33%         17.89%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .......................................................................       1.04%         0.96%          0.77%
 Net investment income ............................................................       2.85%         3.33%          4.01%
Portfolio turnover ................................................................        171%          148%           146%
Average commission rate### ........................................................   $  0.0250     $  0.0229      $   --
Net assets at end of year (000 omitted) ...........................................   $  71,823     $  37,638      $  13,786

                                                                                         World Total Return Series
                                                                                         -------------------------
                                                                                                Period Ended
Per share data (for a share outstanding throughout each year):                               December 31, 1994**
                                                                                         -------------------------
Net asset value -- beginning of year ..............................................             $ 10.0000***
                                                                                                ---------
Income from investment operations# --
 Net investment income[sec] .......................................................             $  0.0247
 Net realized and unrealized gain on investments and foreign currency transactions                 0.0158
                                                                                                ---------
   Total from investment operations ...............................................             $  0.0405
                                                                                                ---------
Less distributions declared to shareholders --
 From net investment income .......................................................             $   --
 From net realized gain on investments and foreign currency transactions ..........                 --
                                                                                                ---------
  Total distributions declared to shareholders ....................................             $   --
                                                                                                ---------
Net asset value -- end of year ....................................................             $ 10.0405
                                                                                                =========
Total return[dbldag] ..............................................................                 0.40%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .......................................................................                 1.50%+
 Net investment income ............................................................                 3.31%+
Portfolio turnover ................................................................                    1%
Average commission rate### ........................................................             $   --
Net assets at end of year (000 omitted) ...........................................             $   1,384

      ** For the period from the commencement of the Series' investment operations, November 7, 1994, through December 31, 1994.
     *** Net asset value on date of commencement of operations.
       + Annualized.
      ++ Not annualized.
       # Per share data are based on average shares outstanding.
      ## For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
     ### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.
[dbldag] The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
         Inclusion of these charges would reduce the total return figures for all periods shown.
   [sec] The investment adviser voluntarily waived all or a portion of its advisory fee for the World Total Return Series for the periods indicated.
         If these fees had been incurred by the Series, the net investment income per share and the ratios would have been:


                                           Year Ended           Period Ended
                                       December 31, 1995     December 31, 1994**
                                       -----------------     -------------------
Net investment income (loss) .......       $  0.3972              $(0.0405)
Ratios (to average net assets):
 Expenses## ........................           1.19%                 6.93%+
 Net investment income (loss) ......           3.59%               (2.12)%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                                        Zero Coupon Series, 2000 Portfolio
                                                                               -----------------------------------------------------
                                                                                              Year Ended December 31,
                                                                               -----------------------------------------------------
                                                                                 1997       1996       1995       1994       1993
                                                                               --------   --------   --------   --------   --------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year .......................................   $ 8.8822   $ 9.0619   $ 7.9573   $11.1167   $11.0966
                                                                               --------   --------   --------   --------   --------
Income from investment operations# --
 Net investment income[sec] ................................................   $ 0.4949   $ 0.2094   $ 0.4340   $ 0.3807   $ 0.6921
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .............................................................     0.0896    (0.0528)    1.1038    (1.1094)    0.8997
                                                                               --------   --------   --------   --------   --------
   Total from investment operations ........................................   $ 0.5845   $ 0.1566   $ 1.5378   $(0.7287)  $ 1.5918
                                                                               --------   --------   --------   --------   --------
Less distributions --
 From net investment income ................................................   $(0.5571)  $(0.3363)  $(0.4332)  $(0.6250)  $(0.8915)
 From net realized gain on investments .....................................      --         --         --       (1.8057)   (0.6802)
                                                                               --------   --------   --------   --------   --------
   Total distributions .....................................................   $(0.5571)  $(0.3363)  $(0.4332)  $(2.4307)  $(1.5717)
                                                                               --------   --------   --------   --------   --------
Net asset value -- end of year .............................................   $ 8.9096   $ 8.8822   $ 9.0619   $ 7.9573   $11.1167
                                                                               ========   ========   ========   ========   ========
Total return[dbldag] .......................................................      6.98%      1.91%     19.88%    (6.99)%     15.03%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ..................................................................      0.50%      0.50%      0.50%      0.50%      0.50%
 Net investment income .....................................................      5.67%      5.20%      5.16%      4.93%      5.48%
Portfolio turnover .........................................................         0%         2%        27%        12%        65%
Net assets at end of year (000 omitted) ....................................   $  3,614   $  4,337   $  4,616   $  3,280   $  3,547

       # Per share data are based on average shares outstanding.
      ## For fiscal years ending after September 1, 1995, expenses are calculated without the reduction for fees paid indirectly.
[dbldag] The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
         Inclusion of these charges would reduce the total return figures for all periods shown.
   [sec] The investment adviser voluntarily waived all or a portion of its advisory fee for the Zero Coupon Series, 2000 Portfolio for the periods indicated.
         If these fees had been incurred by the Series, the net investment income per share and the ratios would have been:

                                        Year Ended            Year Ended
                                    December 31, 1997     December 31, 1996
                                    -----------------     -----------------
Net investment income ..........        $ 0.4728              $ 0.2045
Ratios (to average net assets):
 Expenses## ....................           0.80%                 0.62%
 Net investment income .........           5.38%                 5.08%


                       See notes to financial statements

MFS/Sun Life Series Trust
Notes to Financial Statements

(1) Organization
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company consisting of twenty separate Series (the Series) of shares:
Capital Appreciation Series, Conservative Growth Series, Emerging Growth Series, Government Securities Series*, High Yield Series*, Managed Sectors Series, MFS/Foreign & Colonial Emerging Markets Equity Series, International Growth Series, International Growth and Income Series*, Money Market Series*, Research Series, Research Growth and Income Series, Total Return Series, Utilities Series, Value Series, World Asset Allocation Series*, World Governments Series*, World Growth Series, World Total Return Series*, and Zero Coupon Series, 2000 Portfolio*. The High Yield Series, World Asset Allocation Series, World Governments Series and World Total Return Series are nondiversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each Series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable annuity contracts issued by such companies.

The Series denoted with an asterisk above are included within these financial statements.


(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and interest rate swaps, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - Certain Series of the Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Such Series require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The investment advisor monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Series under each such repurchase agreement. Certain Series of the Trust, along with other affiliated entities of Massachusetts Financial Services Company
(MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - Certain Series of the Trust may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Series. The Series, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Series' management on the direction of interest rates.

Futures Contracts - Certain Series of the Trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. Upon entering such contracts, the Series is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Series. The Series' investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Series' relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging may be made when the Series has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - Certain Series of the Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for nonhedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For nonhedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. On contractual settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The High Yield Series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

As appropriate based on its investments, certain Series of the Trust use the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring or incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Series or portfolio of the Trust intends to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable, are recorded as a reduction of investment income.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. For the year ended December 31, 1997, the following amounts were reclassified due to permanent differences between book and tax accounting for currency transactions and paydown securities. These changes had no effect on the net assets or net asset value per share.

                                                                          Government       High        International      Money
                                                                          Securities      Yield         Growth and        Market
                                                                            Series        Series       Income Series      Series
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in capital ......................................................... $   3,208     $ 148,896        $     586        $  --
Accumulated undistributed net realized gain (loss) on investments and
 foreign currency transactions ..........................................   159,630      (176,626)         239,654           --
Accumulated undistributed net investment income .........................  (162,838)       27,730         (240,240)          --


                                                                           World Asset       World          World       Zero Coupon
                                                                            Allocation    Governments   Total Return    Series, 2000
                                                                              Series         Series        Series        Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in capital .........................................................  $     --       $       20      $      --        $  --
Accumulated undistributed net realized gain (loss) on investments and
 foreign currency transactions ..........................................   (55,458)       6,727,673        163,660           --
Accumulated undistributed net investment income .........................    55,458       (6,727,693)      (163,660)          --

At December 31, 1997, the following Series had a capital loss carryforward for federal income tax purposes which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.


                                                                          Portion Expiring December 31,
                                             ---------------------------------------------------------------------------------
                                             Total Carryover     1998       1999      2000      2001        2002         2003
------------------------------------------------------------------------------------------------------------------------------
Government Securities Series ...............    $11,390,846      $ --       $ --      $ --    $   --    $7,137,094    $78,697
High Yield Series ..........................      2,859,465        --         --        --        --            --         --
Money Market Series ........................          1,285        --         --        --        --           755         --
World Government Series ....................         78,143        --         --        --        --            --         --
Zero Coupon Series, 2000 Portfolio .........         31,191        --         --        --        --         6,954     20,451

                                               Portion Expiring December 31,
                                               -----------------------------
                                                  2004          2005
----------------------------------------------------------------------------
Government Securities Series ...............   $1,721,078         $2,453,977
High Yield Series ..........................      701,562          2,157,903
Money Market Series ........................          530                 --
World Government Series ....................           --             78,143
Zero Coupon Series, 2000 Portfolio .........        3,786                 --

(3) Transactions with Affiliates
The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an indirect subsidiary of Sun Life Assurance Company of Canada, to provide overall investment advisory and administrative services and general office facilities. Investment advisory fees are computed daily and paid monthly at an effective annual rate based on a percentage of each Series' average daily net assets. The agreements also provide that each Series will be reimbursed for expenses in excess of the expense limitation indicated below, calculated based on the average daily net assets of each Series for the fiscal year. Investment advisory fees and expense limitations are as follows:

                                                     Investment        Expense
                                                   Advisory Fees     Limitations
  ------------------------------------------------------------------------------
  Government Securities Series ...................      0.55%           1.25%
  High Yield Series ..............................      0.75%           1.25%
  International Growth and Income Series .........     0.975%*           N/A
  Money Market Series ............................      0.50%           0.60%
  World Asset Allocation Series ..................      0.75%*           N/A
  World Government* Series .......................      0.75%*          1.25%
  World Total Return Series ......................      0.75%*           N/A
  Zero Coupon Series, 2000 Portfolio .............      0.25%           0.50%

*The advisory fee for the World Asset Allocation Series, World Government Series, and World Total Return Series is 0.75% of the first $300 million of average daily net assets of each of the Series and 0.675% of the average daily net assets of each Series in excess of $300 million. The advisory fee for the International Growth and Income Series is reduced to 0.925% of the average daily net assets in excess of $500 million.

Under an expense limitation agreement, MFS has assumed expenses for the period ended December 31, 1997, amounting to $9,477 for the Zero Coupon Series, 2000 Portfolio.

Administrator - Effective March 1, 1997, each Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion:


  First $1 billion................     0.0150%
  Next $1 billion.................     0.0125%
  Next $1 billion.................     0.0100%
  In excess of $3 billion.........     0.0000%

The Trust pays no compensation directly to its Trustees or officers who are affiliated with MFS or Sun Life Assurance Company of Canada (U.S.), all of whom receive remuneration for their services to the Trust from MFS or Sun Life Assurance Company of Canada. Certain officers and Trustees of the Trust are officers or directors of MFS or Sun Life Assurance Company of Canada.


(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations were as follows:


                                                          Government         High       International        Money
                                                          Securities        Yield        Growth and          Market
                                                            Series          Series      Income Series        Series+
------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities ...........................  $658,316,825    $     --         $    --         $12,587,553,348
                                                        ============    ============     ===========     ===============
Investments (non-U.S. government securities) .........  $     --        $349,915,957     $92,511,824     $ 1,220,826,850
                                                        ============    ============     ===========     ===============
Sales
U.S. government securities ...........................  $667,605,324    $     --         $    --         $12,648,739,000
                                                        ============    ============     ===========     ===============
Investments (non-U.S. government securities) .........  $     --        $281,757,478     $77,567,493     $ 1,249,365,000
                                                        ============    ============     ===========     ===============

                                                         World Asset       World            World         Zero Coupon
                                                         Allocation     Governments      Total Return       Series,
                                                           Series          Series           Series       2000 Portfolio
-----------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities ...........................  $ 11,900,781    $180,187,239     $21,929,472        $   --
                                                        ============    ============     ===========        =========
Investments (non-U.S. government securities) .........  $131,909,657    $218,716,767     $88,076,843        $   --
                                                        ============    ============     ===========        =========
Sales
U.S. government securities ...........................  $ 11,945,625    $142,310,144     $13,300,013        $ 991,884
                                                        ============    ============     ===========        =========
Investments (non-U.S. government securities) .........  $106,572,594    $280,445,248     $68,018,200        $   --
                                                        ============    ============     ===========        =========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


                                                                                        International
                                                         Government         High          Growth and         Money
                                                         Securities        Yield            Income           Market
                                                           Series          Series           Series           Series
------------------------------------------------------------------------------------------------------------------------
Aggregate cost .......................................  $372,993,677    $262,463,849     $ 50,848,657       $337,928,347
                                                        ============    ============     ============       ============
Gross unrealized appreciation ........................  $ 12,255,214    $ 11,548,793     $  3,882,276       $    --
Gross unrealized depreciation ........................    (1,249,461)     (3,861,643)      (2,499,614)           --
                                                        ------------    ------------     ------------       ------------
 Net unrealized appreciation .........................  $ 11,005,753    $  7,687,150     $  1,382,662       $    --
                                                        ============    ============     ============       ============

                                                           World
                                                           Asset           World             World         Zero Coupon
                                                         Allocation      Government       Total Return       Series,
                                                           Series          Series            Series       2000 Portfolio
------------------------------------------------------------------------------------------------------------------------
Aggregate cost ......................................   $115,262,387    $108,296,641      $ 65,004,449      $3,466,838
                                                        ============    ============      ============      ==========
Gross unrealized appreciation .......................   $  9,421,234    $  1,147,169      $  8,190,135      $  140,237
Gross unrealized depreciation .......................     (4,450,864)     (1,461,966)       (1,221,017)          --
                                                        ------------    ------------      ------------      ----------
 Net unrealized appreciation (depreciation) .........   $  4,970,370    $   (314,797)     $  6,969,118      $  140,237
                                                        ============    ============      ============      ==========

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value. Transactions in Trust shares during the years ended December 31, 1997, and December 31, 1996, are presented below.



                                                                                       Government Securities Series
                                                                                 Year ended                   Year ended
                                                                              December 31, 1997            December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ............................................................ 6,269,218    $  79,600,457      8,676,674    $ 112,083,996
Shares issued to shareholders in reinvestment of distributions ......... 2,083,486       25,293,515      1,815,119       22,253,356
Shares reacquired ......................................................(8,394,026)    (106,557,412)    (8,264,354)    (104,116,699)
                                                                        ----------    -------------     ----------    -------------
 Net increase (decrease) ...............................................   (41,322)   $  (1,663,440)     2,227,439    $  30,220,653
                                                                        ==========    =============     ==========    =============

                                                                                             High Yield Series
                                                                                 Year ended                   Year ended
                                                                              December 31, 1997            December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ............................................................  19,435,303   $ 181,713,288    14,159,075    $ 125,642,522
Shares issued to shareholders in reinvestment of distributions .........   1,705,882      15,079,993     1,441,300       12,135,750
Shares reacquired ...................................................... (14,128,975)   (131,893,857)  (11,510,196)    (102,873,353)
                                                                         -----------   -------------   -----------    -------------
 Net increase ..........................................................   7,012,210   $  64,899,424     4,090,179    $  34,904,919
                                                                         ===========   =============   ===========    =============

                                                                                   International Growth and Income Series
                                                                                 Year ended                   Year ended
                                                                              December 31, 1997            December 31, 1996
----------------------------------------------------------------------------------------------------------------------------------
Shares sold ............................................................ 2,177,646     $ 23,608,560     3,257,415     $ 7,169,348
Shares issued to shareholders in reinvestment of distributions .........    48,440          519,278            --              --
Shares reacquired ......................................................  (989,238)     (10,727,142)     (605,202)     (1,575,255)
                                                                         ---------     ------------     ---------     -----------
 Net increase .......................................................... 1,236,848     $ 13,400,696     2,652,213     $ 5,594,093
                                                                         =========     ============     =========     ===========

+Purchases and sales of investments for Money Market Series consist solely of short-term obligations.

                                                                                            Money Market Series
                                                                                Year ended                    Year ended
                                                                             December 31, 1997             December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold .........................................................    795,411,183    $795,411,183    753,646,599   $ 753,646,599
Shares issued in connection with the acquisition of the
  Sun Growth Variable Annuity Fund ..................................        --              --             666,549         666,549
Shares issued to shareholders in reinvestment of distributions ......     19,348,059      19,348,059     15,990,553      15,990,553
Shares reacquired ...................................................   (883,864,334)   (883,864,334)  (643,892,483)   (643,892,483)
                                                                        ------------    ------------   ------------   -------------
 Net increase (decrease) ............................................    (69,105,092)   $(69,105,092)   126,411,218   $ 126,411,218
                                                                        ============    ============   ============   =============

                                                                                      World Asset Allocation Series
                                                                                Year ended                    Year ended
                                                                             December 31, 1997             December 31, 1996
----------------------------------------------------------------------------------------------------------------------------------
Shares sold .........................................................   3,321,881       $ 47,471,104   3,944,274       $ 51,249,975
Shares issued to shareholders in reinvestment of distributions ......     345,266          4,768,120     102,487          1,323,113
Shares reacquired ...................................................    (801,606)       (11,485,960)   (573,164)        (7,489,174)
                                                                        ---------       ------------   ---------       ------------
 Net increase .......................................................   2,865,541       $ 40,753,264   3,473,597       $ 45,083,914
                                                                        =========       ============   =========       ============

                                                                                         World Governments Series
                                                                                 Year ended                    Year ended
                                                                             December 31, 1997             December 31, 1996
----------------------------------------------------------------------------------------------------------------------------------
Shares sold ........................................................       943,520      $ 10,115,726    1,205,318      $ 13,862,543
Shares issued to shareholders in reinvestment of distributions .....       477,929         5,018,251    1,907,834        20,261,198
Shares reacquired ..................................................    (3,720,826)      (39,962,015)  (2,733,139)      (31,084,548)
                                                                        ----------      ------------   ----------      ------------
 Net increase (decrease) ...........................................    (2,299,377)     $(24,828,038)     380,013      $  3,039,193
                                                                        ==========      ============   ==========      ============


                                                                                          World Total Return Series
                                                                                  Year ended                    Year ended
                                                                             December 31, 1997             December 31, 1996
----------------------------------------------------------------------------------------------------------------------------------
Shares sold ........................................................    2,439,728       $33,780,337    1,881,285       $23,046,802
Shares issued to shareholders in reinvestment of distributions .....       95,674         1,281,077       36,211           432,723
Shares reacquired ..................................................     (485,744)       (6,851,705)    (245,154)       (3,027,045)
                                                                        ---------       -----------    ---------       -----------
 Net increase ......................................................    2,049,658       $28,209,709    1,672,342       $20,452,480
                                                                        =========       ===========    =========       ===========


                                                                                    Zero Coupon Series, 2000 Portfolio
                                                                                  Year ended                    Year ended
                                                                             December 31, 1997             December 31, 1996
----------------------------------------------------------------------------------------------------------------------------------
Shares sold ........................................................     288,656        $  2,515,659      21,232       $  188,206
Shares issued to shareholders in reinvestment of distributions .....      27,424             230,910      19,961          168,674
Shares reacquired ..................................................    (398,721)         (3,490,848)    (62,281)        (548,663)
                                                                        --------        ------------     -------       ----------
 Net decrease ......................................................     (82,641)       $   (744,279)    (21,088)      $ (191,783)
                                                                        ========        ============     =======       ==========

(6) Financial Instruments
Certain Series of the Trust may trade financial instruments with off-balance-sheet risk in the normal course of their investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Series have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 1997, is shown on the following pages.


Written Option Transactions -- International Growth & Income Series
-------------------------------------------------------------------

                                                                      1997 Calls                         1997 Puts
                                                 -------------------------------      ----------------------------
                                                 Principal Amounts                    Principal Amounts
                                                    of Contracts                        of Contracts
                                                   (000 Omitted)       Premiums         (000 Omitted)     Premiums
------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period --
 Swiss Francs/Deutsche Marks ................              371         $   1,125               824        $ 10,166
 Japanese Government Bond Options ...........               --                --           156,000          10,432
 Deutsche Marks/British Pounds ..............              547             2,097               566           7,297
Options written --
 Australian Dollars .........................              174             1,175                --              --
 British Pounds .............................               --                --               439           3,313
 Deutsche Marks .............................               --                --             1,217           2,041
 Japanese Government Bond Options ...........           74,000             1,498           339,000          19,022
 Japanese Yen ...............................          215,193            18,932                --              --
Options terminated in closing transactions --
 Australian Dollars .........................             (174)           (1,175)               --              --
 British Pounds .............................               --                --              (439)         (3,313)
 Deutsche Marks .............................               --                --            (1,217)         (2,041)
 Deutsche Marks/British Pounds ..............               --                --              (566)         (7,297)
 Japanese Government Bond Options ...........          (74,000)           (1,498)         (495,000)        (29,454)
 Japanese Yen ...............................         (215,193)          (18,932)               --              --
 Swiss Francs/Deutsche Marks ................               --                --              (824)        (10,166)
Options exercised --
Options expired --
 Swiss Francs/Deutsche Marks ................             (371)           (1,125)               --              --
 Deutsche Marks/British Pounds ..............             (547)           (2,097)               --              --
                                                      --------         ---------          --------        --------
Outstanding, end of period                                  --         $      --                --        $     --
                                                      ========         =========          ========        ========

At December 31, 1997, the International Growth & Income Series had sufficient cash and/or securities at least equal to the value of the written options.

Written Option Transactions -- World Asset Allocation Series
------------------------------------------------------------

                                                                        1997 Calls                        1997 Puts
                                                 ---------------------------------    -----------------------------
                                                 Principal Amounts                    Principal Amounts
                                                    of Contracts                        of Contracts
                                                   (000 Omitted)         Premiums         (000 Omitted)    Premiums
-------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period --
 Japanese Government Bonds .....................              --       $   132,000       $    12,640             --
Options written --
 Australian Dollars ............................           2,121            14,329             --                --
 Canadian Dollars ..............................              --                --            16,608        276,801
 Deutsche Marks ................................              --                --            14,907         24,990
 Deutsche Marks/British Pounds .................          35,160           149,091            31,966        111,916
 Finnish Marks/Deutsche Marks ..................              --                --            54,615         45,537
 Japanese Government Bonds .....................              --                --            35,000          3,357
 Japanese Yen ..................................       5,617,675           727,437         2,708,209        202,669
 Norwegian Krona/Deutsche Marks ................              --                --            34,067         46,407
 Swiss Francs/Deutsche Marks ...................          21,200           146,586                --             --
Options terminated in closing transactions --
 Australian Dollars ............................          (2,121)          (14,329)               --             --
 Deutsche Marks ................................              --                --           (14,907)       (24,990)
 Deutsche Marks/British Pounds .................         (14,930)          (47,718)          (31,966)      (111,916)
 Finnish Markkas/Deutsche Marks ................              --                --           (54,615)       (45,537)
 Japanese Government Bonds .....................              --                --          (167,000)       (15,997)
 Japanese Yen ..................................      (3,103,406)         (458,919)       (1,284,371)       (87,820)
 Swiss Francs/Deutsche Marks ...................          (5,448)          (36,741)               --            --
Options expired --
 Norwegian Krona/Deutsche Marks ................              --                --           (34,067)       (46,407)
 Japanese Yen ..................................      (1,091,133)          (43,926)         (611,583)       (33,316)
                                                      ----------       -----------       -----------      ---------
Outstanding, end of period .....................       1,459,118       $   435,810           828,863      $ 358,334
                                                      ==========       ===========       ===========      =========
Options outstanding at end of period consist of:
 Canadian Dollars ..............................              --                --            16,608        276,801
 Deutsche Marks/British Pounds .................          20,230           101,373                --             --
 Japanese Yen ..................................       1,423,136           224,592           812,255         81,533
 Swiss Francs/Deutsche Marks ...................          15,752           109,845                --             --
                                                      ----------       -----------       -----------      ---------
Outstanding, end of period                             1,459,118       $   435,810           828,863      $ 358,334
                                                      ==========       ===========       ===========      =========

At December 31, 1997, the World Asset Allocation Series had sufficient cash and/or securities at least equal to the value of the written options.




Written Option Transactions -- World Governments Series
-------------------------------------------------------

                                                                        1997 Calls                        1997 Puts
                                                 ---------------------------------    -----------------------------
                                                 Principal Amounts                    Principal Amounts
                                                    of Contracts                        of Contracts
                                                   (000 Omitted)         Premiums         (000 Omitted)    Premiums
-------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period --
 Deutsche Marks/British Pounds .................        18,724          $  71,744         39,219          $608,589
 Swiss Francs/Deutsche Marks ...................        12,776             38,771         28,241           348,689
Options written --
 Australian Dollars ............................         3,272             22,102             --                --
 Deutsche Marks ................................            --                 --         22,975            38,516
 Italian Lire ..................................    11,179,772             45,692     11,866,913            46,720
 Japanese Yen ..................................     6,860,056            890,373             --                --
Options terminated in closing transactions --
 Deutsche Marks ................................            --                 --        (22,975)          (38,516)
 Deutsche Marks/British Pounds .................            --                 --        (39,219)
(608,589)
 Italian Lire ..................................   (11,179,772)           (45,692)   (11,866,913)          (46,720)
 Japanese Yen ..................................    (5,492,951)          (674,623)            --                --
 Swiss Francs/Deutsche Marks ...................            --                 --        (28,241)
(348,689)
 Australian Dollars ............................        (3,272)           (22,102)            --                --
Options expired --
 Deutsche Marks/British Pounds .................       (18,724)           (71,744)            --                --
 Swiss Francs/Deutsche Marks ...................       (12,776)           (38,771)            --                --
                                                   -----------          ---------    -----------          --------
Outstanding, end of period .....................     1,367,105          $ 215,750             --          $     --
                                                   ===========          =========    ===========          ========
Options outstanding at end of period consist of:
 Japanese Yen ..................................     1,367,105          $ 215,750             --                --
                                                   -----------          ---------    -----------          --------
Outstanding, end of period                           1,367,105          $ 215,750             --          $     --
                                                   ===========          =========    ===========          ========

At December 31, 1997, the World Governments Series had sufficient cash and/or securities at least equal to the value of the written options.

Written Option Transactions -- World Total Return Series
--------------------------------------------------------

                                                                        1997 Calls                        1997 Puts
                                                 ---------------------------------    -----------------------------
                                                 Principal Amounts                    Principal Amounts
                                                    of Contracts                        of Contracts
                                                   (000 Omitted)         Premiums         (000 Omitted)    Premiums
-------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period --
 Deutsche Marks/British Pounds .................        1,747           $  6,694            1,807           $23,292
 Japanese Government Bonds .....................           --                 --          118,000             9,006
 Swiss Francs/Deutsche Marks ...................        1,194              3,623            2,639            32,577
Options written --
 Australian Dollars ............................        1,541           $  7,522               --           $    --
 British Pounds ................................           --                 --            1,110             8,372
 Deutsche Marks ................................           --                 --            2,851             4,779
 Deutsche Marks/British Pounds .................           --                 --            2,042             4,294
 Japanese Government Bonds .....................           --                 --          960,000            58,813
 Japanese Yen ..................................    1,724,620            179,284          270,024            18,463
 Japanese Yen/Deutsche Marks ...................      315,422             30,409          351,197            22,982
Options terminated in closing transactions --
 Australian Dollars ............................       (1,541)          $ (7,522)              --           $    --
 British Pounds ................................           --                 --           (1,110)           (8,372)
 Deutsche Marks ................................           --                 --           (2,851)           (4,779)
 Deutsche Marks/British Pounds .................           --                 --           (3,849)          (27,586)
 Japanese Government Bonds .....................           --                 --       (1,078,000)          (67,819)
 Japanese Yen ..................................   (1,413,082)           130,119)        (270,024)          (18,463)
 Japanese Yen/Deutsche Marks ...................           --                 --         (351,197)          (22,982)
 Swiss Francs/Deutsche Marks ...................           --                 --           (2,639)          (32,577)
Options expired --
 Swiss Francs/Deutsche Marks ...................       (1,194)          $ (3,623)              --           $     --
 Deutsche Marks/British Pounds .................       (1,747)            (6,694)              --                 --
 Japanese Yen/Deutsche Marks ...................     (315,422)           (30,409)              --                 --
                                                   ----------           --------       ----------           --------
Outstanding, end of period .....................      311,538           $ 49,165               --           $     --
                                                   ==========           ========       ==========           ========
Options outstanding at end of period consist of:
 Japanese Yen ..................................      311,538           $ 49,165               --           $     --
                                                   ----------           --------       ----------           --------
Outstanding, end of period                            311,538           $ 49,165               --           $     --
                                                   ==========           ========       ==========           ========

At December 31, 1997, the World Total Return Series had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
-------------------------------------------


                                                                                                              Net Unrealized
                                                            Contracts to        Contracts                       Appreciation
Series                  Transaction   Settlement Date      Deliver/Receive      at Value     In Exchange for   (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------
International           Sales         1/07/98 - 5/15/98   CAD      2,181,463    $1,525,728     $ 1,559,570        $   33,842
Growth & Income Series
                                      1/07/98 - 5/15/98   CHF        839,140       578,977         593,363            14,386
                                      1/07/98             DEM        755,511       420,554         421,885             1,331
                                      1/07/98             ESP     16,369,306       107,628         112,977             5,349
                                      3/16/98             FRF     15,700,000     2,620,817       2,729,818           109,001
                                      1/07/98             GBP        148,081       243,534         244,763             1,229
                                      3/16/98             JPY    480,000,000     3,731,040       4,400,965           669,925
                                                                                ----------     -----------        ----------
                                                                                $9,228,278     $10,063,341        $  835,063
                                                                                ==========     ===========        ==========

                        -----------------------------------------------------------------------------------------------------
                        Purchases     1/07/98 - 5/15/98   CAD      2,105,881    $1,472,733     $ 1,484,872        $  (12,139)
                                      1/07/98             CHF        530,263       363,889         366,479            (2,590)
                                      1/07/98 - 5/15/98   DEM      1,511,022       844,184         869,883           (25,699)
                                      1/07/98             ESP     16,369,306       107,628         112,166            (4,538)
                                      3/16/98             FRF     15,700,000     2,620,817       2,567,121            53,696
                                      1/07/98 - 5/15/98   GBP        296,162       485,556         488,625            (3,069)
                                      3/16/98             JPY    480,000,000     3,731,040       4,269,323          (538,283)
                                                                                ----------     -----------        ----------
                                                                                $9,625,847     $10,158,469        $ (532,622)
                                                                                ==========     ===========        ==========

At December 31, 1997, forward foreign currency exchange contract purchases and sales under master netting agreements excluded above for International Growth and Income Series amounted to a net payable of $13,850 with Bankers Trust, $36,585 with Merrill Lynch, $30,862 with Swiss Bank Corporation International, and a net receivable of $34,312 with Deutsche Bank and $2,031 with First Boston.

Forward Foreign Currency Exchange Contracts
-------------------------------------------

                                                                                                                      Net Unrealized
                                                                     Contracts to     Contracts                        Appreciation
Series                          Transaction  Settlement Date       Deliver/Receive     at Value    In Exchange for    (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
World Asset Allocation Series   Sales       1/07/98 - 5/15/98   CAD        5,355,248  $ 3,748,451     $ 3,831,168     $     82,717
                                            1/07/98 - 5/15/98   CHF       11,798,739    8,169,471       8,150,536          (18,935)
                                            1/07/98 - 5/15/98   DEM       23,391,100   13,064,798      13,260,314          195,516
                                            1/07/98             ESP      643,725,632    4,232,496       4,284,820           52,324
                                            1/07/98 - 5/15/98   FRF       26,310,669    4,390,527       4,485,708           95,181
                                            1/07/98             GBP        2,033,458    3,344,219       3,363,339           19,120
                                            1/07/98 - 5/15/98   JPY    3,898,854,519   30,118,856      32,576,500        2,457,644
                                            5/15/98             NLG        9,117,876    4,536,708       4,549,838           13,130
                                            1/07/98             SEK       46,401,306    5,851,622       5,866,825           15,203
                                                                                      -----------     -----------     ------------
                                                                                      $77,457,149     $80,369,048     $  2,911,900
                                                                                      ===========     ===========     ============

                                ---------------------------------------------------------------------------------------------------
                                Purchases   1/07/98             CAD        2,677,624  $ 1,871,024     $ 1,861,076     $      9,948
                                            1/07/98             CHF        4,611,796    3,164,808       3,209,322          (44,514)
                                            1/07/98             DEM       12,539,285    6,979,968       6,979,962                6
                                            5/18/98             ESP      184,025,069    1,214,934       1,226,016          (11,082)
                                            1/07/98             FRF       13,155,334    2,187,364       2,200,993          (13,629)
                                            1/07/98 - 5/15/98   GBP        4,066,916    6,667,675       6,743,292          (75,617)
                                            1/07/98             JPY    1,903,009,312   14,641,754      15,459,211         (817,457)
                                            1/07/98             NLG        9,117,876    4,502,307       4,516,483          (14,176)
                                            1/07/98 - 5/15/98   SEK       76,668,049    9,681,061      10,004,115         (323,054)
                                                                                      -----------     -----------     ------------
                                                                                      $50,910,895     $52,200,470     $ (1,289,575)
                                                                                      ===========     ===========     ============

Forward foreign currency exchange contract purchases and sales under master netting agreements excluded above for World Asset Allocation Series amounted to a net payable of $319,013 with Bankers Trust, $598,197 with Deutsche Bank, $1,130,355 with Swiss Bank Corporation International, and a net receivable of $969,003 with First Boston, $55,646 with Merrill Lynch. Closed forward currency exchange contracts excluded above amount to a net receivable of $207,942 with Goldman Sachs.

Forward Foreign Currency Exchange Contracts
-------------------------------------------

                                                                                                                     Net Unrealized
                                                                 Contracts to        Contracts                        Appreciation
Series                     Transaction  Settlement Date        Deliver/Receive       at Value       In Exchange for  (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
World Governments Series   Sales        1/07/98             CAD       14,642,920   $ 10,231,930     $ 10,181,292     $    (50,638)
                                        1/07/98 - 5/15/98   CHF       18,608,833     12,864,259       12,999,269          135,010
                                        1/07/98             DEM       26,290,240     14,634,410       14,680,724           46,314
                                        1/07/98             ESP    1,740,216,464     11,441,921       11,897,578          455,657
                                        1/07/98             GBP        6,026,659      9,911,425       10,020,003          108,578
                                        1/07/98             JPY    1,054,403,238      8,112,579        8,389,468          276,889
                                        1/07/98             NLG           20,687         10,215           10,247               32
                                                                                   ------------     ------------     ------------
                                                                                   $ 67,206,739     $ 68,178,581     $    971,842
                                                                                   ============     ============     ============

                           --------------------------------------------------------------------------------------------------------
                           Purchases    1/07/98 - 5/15/98   CAD       29,285,839   $ 20,498,872     $ 20,915,094     $   (416,222)
                                        1/07/98 - 5/15/98   CHF       18,608,833     12,864,259       13,165,238         (300,979)
                                        1/07/98 - 5/15/98   DEM       52,580,481     29,375,873       30,270,146         (894,273)
                                        1/07/98 - 5/15/98   ESP    2,161,779,662     14,225,083       14,560,358         (335,275)
                                        1/07/98 - 5/15/98   GBP        9,818,612     16,108,944       16,251,238         (142,294)
                                        1/07/98             JPY      988,980,006      7,609,212        8,290,900         (681,688)
                                        5/15/98             NLG           20,687         10,293           10,323              (30)
                                                                                   ------------     ------------     ------------
                                                                                   $100,692,536     $103,463,297     $ (2,770,761)
                                                                                   ============     ============     ============

Forward foreign currency exchange contract purchases and sales under master netting arrangements World Governments Series excluded above amounted to a net payable of $676,633 with Swiss Bank Corporation International, and a net receivable of $1,222,021 with Bankers Trust, $149,846 with Deutsche Bank, $1,057,171 with First Boston, and $558,653 with Merrill Lynch.


Forward Foreign Currency Exchange Contracts
-------------------------------------------

                                                                                                                     Net Unrealized
                                                                  Contracts to        Contracts                       Appreciation
Series                      Transaction    Settlement Date      Deliver/Receive       at Value    In Exchange for    (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
World Total Return Series   Sales         5/15/98             CAD        284,457    $   199,448      $   198,228      $   (1,220)
                                          5/15/98             CHF      1,754,075      1,221,459        1,239,218          17,759
                                          1/07/98             DEM     10,455,417      5,819,987        5,836,989          17,002
                                          1/07/98             FIM      7,545,164      1,386,899        1,414,109          27,210
                                          1/07/98             JPY    104,544,557        804,366          817,137          12,771
                                          1/07/98             NLG      3,213,185      1,586,635        1,591,631           4,996
                                                                                    -----------      -----------      ----------
                                                                                    $11,018,794      $11,097,312      $   78,518
                                                                                    ===========      ===========      ==========

                            -------------------------------------------------------------------------------------------------------
                            Purchases     5/15/98             CAD      3,371,215    $ 2,363,741      $ 2,350,917      $   12,824
                                          5/15/98             CHF        763,097        531,386          535,093          (3,707)
                                          1/07/98 - 5/15/98   DEM     20,910,834     11,682,549       11,903,098        (220,549)
                                          5/18/98             ESP    188,913,755      1,247,209        1,258,586         (11,377)
                                          5/15/98             GBP        148,572        242,825          244,104          (1,279)
                                          1/07/98 - 5/15/98   NLG      7,840,559      3,883,705        3,968,398         (84,693)
                                                                                    -----------      -----------      ----------
                                                                                    $19,951,415      $20,260,196      $ (308,781)
                                                                                    ===========      ===========      ==========

Forward foreign currency exchange contract purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts for World Total Return Series amounted to a net payable of $325,723 with Swiss Bank Corporation, and a net receivable of $305,259 with Bankers Trust, $284,780 with Deutsche Bank, $3,157 with First Boston, $121,537 with Merrill Lynch, and $36,007 with Morgan Stanley. Closed forward currency exchange contracts excluded above amount to a net payable of $125,568 with Goldman Sachs, and a net receivable of $11,065 with American International Group Trading.


At December 31, 1997, each Series had sufficient cash and/or securities to cover any commitments under those contracts.

Futures Contracts -- Government Securities Series
-------------------------------------------------

                                                                 Unrealized
Description           Expiration     Contracts     Position     Depreciation
----------------------------------------------------------------------------
US Treasury Bonds      March 98         112         Short         (49,736)

At December 31, 1997 Government Securities Series had sufficient cash and/or securities to cover any commitments under these contracts.


Futures Contracts -- World Asset Allocation Series

                                                                 Unrealized
Description           Expiration     Contracts     Position     Depreciation
----------------------------------------------------------------------------
S&P 500 Index          March 98          15          Long          (4,429)

At December 31, 1997 World Asset Allocation Series had sufficient cash and/or securities to cover any commitments under these contracts.


(7) Restricted Securities
Each Series of the Trust is restricted from investing more than a certain amount of its net assets in securities which are subject to legal or contractual restrictions on resale. Such restrictions range between 0% and 5% of the Series' net assets. At December 31, 1997, the High Yield Series and World Asset Allocation Series owned the following restricted securities (consisting of 0.17% and 4.90% of the net assets of each series, respectively) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in good faith by or at the direction of the Trustees.


                                                                               Date of      Shares/
Series                         Description                                  Acquisition   Par Amount    Cost         Value
----------------------------------------------------------------------------------------------------------------------------
High Yield Series              Atlantic Gulf Communities Corp.               9/25/95            30   $       --    $      135
                               Merrill Lynch Mortgage Investors, Inc.,
                               8.171s, 2002                                  6/22/94           500      346,563       477,578
                                                                                                     ----------    ----------
                                                                                                     $  346,563    $  477,713
                                                                                                     ==========    ==========
World Asset Allocation Series  Hong Leong Finance Ltd.                       11/1/96       159,000   $  452,604    $  170,357
                               Jarvis Hotels PLC                              7/2/96       163,000      419,353       402,202
                               Cargill Commodity                             8/29/97     5,500,000    5,527,500     5,444,138
                                                                                                     ----------    ----------
                                                                                                     $6,399,457    $6,016,697
                                                                                                     ==========    ==========

(8) Name Change
Effective September 30, 1997, MFS[RegTM]/Foreign & Colonial International Growth and Income Series terminated its investment subadvisory agreement with Foreign and Colonial Management Limited and changed its name to International Growth and Income Series.

Independent Auditors' Report

To The Trustees and Shareholders of MFS/Sun Life Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Government Securities Series, High Yield Series, International Growth and Income Series, Money Market Series, World Asset Allocation Series, World Government Series, World Total Return Series and Zero Coupon Series, 2000 Portfolio, (each a portfolio of MFS/Sun Life Series Trust as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for each of the years in the five-year period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELIOTTE & TOUCHE LLP


Boston, Massachusetts
February 6, 1998




                ----------------------------------------------
This MFS/Sun Life Series Trust Annual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus for the MFS/Sun Life Series Trust and any product being offered.

Federal Income Tax Information on Distributions
Dividends Received Deduction
For the year ended December 31, 1997, the percentage of distributions from income eligible for the 70% dividends received deduction for corporations below was as follows:


                                         Dividends Received
                                             Deduction
World Asset Allocation Series .........         1.59%
World Total Return Series .............        11.35

Foreign Tax Credit
The International Growth and Income Series had interest and dividends from foreign countries of $962,939 and taxes paid to foreign countries were $91,598.


The World Asset Allocation Series had interest and dividends from foreign countries of $885,331 and taxes paid to foreign countries were $91,594.

The World Total Return Series had interest and dividends from foreign countries of $1,244,656 and taxes paid to foreign countries were $45,144.


The Series below have designated the following long-term capital gain distributions:




                                             Long-Term
                                           Capital Gains
World Asset Allocation Series .........      $760,191
World Governments Series ..............       197,228
World Total Return Series .............       341,191

MFS(R)/Sun Life Series Trust
500 Boylston Street, Boston, MA 02116-3741

Trustees

JOHN D. McNEIL*, Chairman and Trustee
Chairman, Sun Life Assurance Company of Canada,
Toronto, Ontario, Canada


SAMUEL ADAMS, Trustee
Partner, Warner & Stackpole,
Boston, Massachusetts


DAVID D. HORN*, Trustee
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
Wellesley Hills, Massachusetts


GARTH MARSTON, Trustee
Former Chairman, Retired, The Provident Institution for Savings,
Boston, Massachusetts


DERWYN F. PHILLIPS, Trustee
Former Vice Chairman, Retired, The Gillette Company,
Marblehead, Massachusetts


WILLIAM R. GUTOW
Vice Chairman, Capitol Entertainment Management Company
(Blockbuster Video Franchise), Dallas, Texas


J. KERMIT BIRCHFIELD, Member
Consultant, Display Technology, Inc.
(Manufacturer of liquid-crystal display technology),
Gloucester, Massachusetts

Officers+
W. THOMAS LONDON, Treasurer
MARK E. BRADLEY, Assistant Treasurer
ELLEN MOYNIHAN, Assistant Treasurer
JAMES O. YOST, Assistant Treasurer
STEPHEN E. CAVAN, Secretary and Clerk
JAMES R. BORDEWICK, JR., Assistant Secretary

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Auditors
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110-1617

Portfolio Managers+
JEAN O. ALLESSANDRO
JOHN W. BALLEN
ARNAB KUMAR BANERJI
STEPHEN C. BRYANT
DAVID M. CALABRO
JAMES J. CALMAS
MITCHELL D. DYNAN
KENNETH J. ENRIGHT
RICHARD O. HAWKINS
JOHN D. LAUPHEIMER, JR.
DAVID R. MANNHEIM
PAUL M. McMAHON
KEVIN R. PARKE
BERNARD SCOZZAFAVA
MAURA A. SHAUGHNESSY
TONI Y. SHIMURA
FREDERICK J. SIMMONS
JAMES T. SWANSON
(on behalf of the MFS World
Asset Allocation Committee)
The Research Committee

*Affiliated with the Sponsor.
+Affiliated with the Investment Adviser.            SUN-2B 2/98 190M